UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21864

WisdomTree Trust

(Exact name of registrant as specified in charter)

245 Park Avenue, 35th Floor

New York, NY 10167

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 909-9473

Date of fiscal year end: August 31

Date of reporting period: August 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

WisdomTree Trust

Currency Strategy, Fixed Income and Alternative Funds

Annual Report

August 31, 2014

Currency Strategy Funds:

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

WisdomTree Brazilian Real Strategy Fund (BZF)

(formerly, WisdomTree Brazilian Real Fund)

WisdomTree Chinese Yuan Strategy Fund (CYB)

(formerly, WisdomTree Chinese Yuan Fund)

WisdomTree Commodity Currency Strategy Fund (CCX)

(formerly, WisdomTree Commodity Currency Fund)

WisdomTree Emerging Currency Strategy Fund (CEW)

(formerly, WisdomTree Emerging Currency Fund)

WisdomTree Indian Rupee Strategy Fund (ICN)

(formerly, WisdomTree Indian Rupee Fund)

Fixed Income Funds:

WisdomTree Asia Local Debt Fund (ALD)

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (AGND)

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (AGZD)

WisdomTree Bloomberg Floating Rate Treasury Fund (USFR)

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (HYND)

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (HYZD)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Euro Debt Fund (EU)

WisdomTree Japan Interest Rate Strategy Fund (JGBB)

WisdomTree Strategic Corporate Bond Fund (CRDT)

(formerly, WisdomTree Global Corporate Bond Fund (GLCB))

Alternative Funds:

WisdomTree Global Real Return Fund (RRF)

WisdomTree Managed Futures Strategy Fund (WDTI)

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Management’s Discussion of Funds’ Performance

(unaudited)

Economic Environment

Over the fiscal year ended August 31, 2014, global growth rebounded at a faster pace than the previous year, but still fell short of initial expectations. Anticipated momentum failed to materialize as early strength moderated over the course of the year. The U.S. and Great Britain led developed market peers and many European economies emerged further from recession, but growth remains nascent and uneven. Emerging markets continued to grow at a faster rate than developed markets on an absolute basis, but concerns about the sustainability of growth in China caused most forecasts to be revised lower. The Federal Reserve (Fed), European Central Bank (ECB), and the Bank of Japan (BOJ) all sought to stimulate their economies through unconventional monetary policies, albeit at different rates. U.S. employment data continued to improve, causing the Fed to amend its forward guidance policy. In Japan, stimulus efforts enacted earlier in the year sought to end deflation and raise growth. Impact from the potential reduction in quantitative easing by the Fed caused global interest rates to rise in the second half of 2013 and investors to flee emerging markets through year end. After a series of false starts in 2013, the Fed began to taper the pace of its asset purchases on December 18. In an effort to avoid a credit ratings downgrade by S&P, Japanese Prime Minister Abe followed through on his “second arrow” policy pledge to reduce the deficit. The consumption tax rate rose from 5% to 8%. Economists worried that an increase in taxes would potentially offset the progress made through Japan’s quantitative and qualitative easing (QQE) program. In the U.S, a longer than anticipated winter caused economic data to disappoint to start the year. While some developed market central banks sought to hike interest rates (New Zealand), many policy makers struggled with how best to reverse deflationary tendencies and tepid growth. In June, the ECB announced its first change in policy since November when it cut interest rates to below zero ushering in a period of negative deposit rates at the ECB. Additionally, ECB President Draghi announced a new program of targeted longer-term refinancing operations (TLTROs) and an intensification of efforts to create an asset backed purchase program. While the plan was light on details, European markets rallied and the euro fell. The fiscal year closed with markets continuing to grapple with the impact of changes in U.S. monetary policy.

Foreign Exchange and Fixed Income Markets

Moderating global economic growth diluted investor anxiety about rising short-term rates in the United States and boosted expectations for further stimulus in Europe and Japan. Global interest rates fell during most of 2014 and credit spreads tightened over the course of the fiscal year. 10-year U.S. Treasury yields fell from 2.78% to 2.34% at the end of the fiscal year. Concerns about deflationary forces in Europe prompted investors to push 10-year German bund yields below 1% for the first time in history. Credit spreads relative to government debt tightened across most markets, spotlighted by a 0.90% compression in spreads for U.S. high-yield bonds. Volatility fell across markets to historical lows as asset prices continued to grind higher.

As a result, most fixed income sectors realized principal gains over the year, pushing total returns sharply above coupon returns. Riskier assets produced the strongest performance over the period, as investors benefitted from duration extension and assuming credit risk. Longer duration assets such as 30-year U.S. Treasury bonds generated returns of nearly 17%. High yield debt, investment grade corporates and emerging market debt denominated in U.S. dollars also posted strong returns. Despite these returns, retail investor flows largely bypassed riskier assets in favor of investment grade fixed income.

Currency performance showed much greater divergence. Non-U.S. dollar currency exposure exerted a drag on global and emerging market bond portfolios. Relative to other G10 members, the U.S. dollar benefited from higher interest rate differentials, with the exception of the New Zealand dollar, Australian dollar and British pound. Emerging market currencies saw a wide dispersion of returns. Of the 18 emerging market currencies we follow, four rose more than 5% in value against the U.S. dollar and four lost more than 5%. Currencies that appreciated were bolstered by either resilient growth

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	1

Management’s Discussion of Funds’ Performance (unaudited) (continued)

and small external vulnerabilities (South Korea and Malaysia), proactive steps to address vulnerabilities (India), or a high level of real interest rates (Brazil). A mixture of high inflation and external vulnerabilities pressured the Turkish lira, while rising geopolitical risk triggered capital outflows from Russia. External vulnerabilities also negatively impacted the Chilean peso and Indonesian rupiah.

Fixed income and currency performance began to reverse course early in 2014. Initial economic momentum in the U.S., Europe and Japan raised anxiety about the prospect for rising rates in the United States. U.S. yields rose spurring additional capital outflow from emerging market countries. As emerging market central bank hikes took greater steps to defend their currencies, economic momentum within the U.S. began to moderate due to inclement weather. As a result, expectations for rate normalization were pushed off further in the future and risky assets rebounded. Declining economic momentum in Europe and Japan spurred hopes of additional stimulus.

Fixed Income and Currency Strategy Funds’ Performance

For the fiscal year or period ended August 31, 2014, 13 out of 18 currency strategy and fixed income Funds had positive performance based on net asset value (NAV) with 3 of the actively managed Funds outperforming their respective industry reference benchmarks based on NAV.

Fixed Income Funds

Income was significantly offset by currency weakness and principal losses for the Emerging Markets Local Debt Fund’s return of 6.43% based on NAV for the fiscal year. Through the end of 2013, rising bond yields across most emerging market countries caused a drag on overall Fund performance. The losses largely reversed starting in February through the end of the fiscal year due to a turnaround in Chinese economic data and greater conviction in the ability of emerging market central banks to defend their currencies. Geopolitical risk stemming from an ongoing conflict between Russia and Ukraine moderated returns in Eastern Europe. Among the country exposures, currency losses in Russia and Turkey significantly detracted from performance. Bonds denominated in Brazilian real and South Korean won were the most significant contributors to Fund performance. The Fund underperformed its industry reference benchmark, the JP Morgan GBI-EM Global Diversified Index, which returned 8.32% versus the Fund’s return of 6.43% based on NAV for the fiscal year. The Fund’s underperformance can be attributed to an overweight to Asia that decreased income potential relative to the index.

Total returns were more balanced between income and currency returns for the Asia Local Debt Fund’s return of 6.69% based on NAV for the fiscal year. The Indian rupee accounted for the greatest currency performance along with the Korean won whereas the Indonesian rupiah was among the weakest performers. Concerns about slowing growth in China weighed on market sentiment and asset returns in the region. The Fund underperformed its industry reference benchmark, the HSBC Asian Local Bond Index, which rose by 8.94% versus the Fund’s return of 6.69% based on NAV for the fiscal year. The Fund’s underperformance can be attributed to the Fund’s less concentrated exposure to South Korea, which was the top performer for the fiscal year. The shorter duration of the Fund relative to the index also produced a lower yield.

The Emerging Markets Corporate Bond Fund invests in the dollar-denominated debt of emerging market corporate issuers and utilizes the JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad as its industry reference benchmark. During the recently ended fiscal year, the Fund generated a total return of 12.71% based on NAV, outperforming its industry reference benchmark by over 2% which returned 10.70% during the period. Security selection was the driving force behind the outperformance with sector selection also relevant. An overall bias to the metals and mining sector and selected investments within that sector were key contributors to the performance. A significant underweight to the financial sector also supported relative performance.

2	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Management’s Discussion of Funds’ Performance (unaudited) (continued)

The Euro Debt Fund seeks to achieve a high level of total return consisting of both income and capital appreciation through investments in debt securities denominated in euros. The Fund is actively managed and it utilizes the BofA Merrill Lynch Euro Government Index as its industry reference benchmark. The BofA Merrill Lynch Euro Government Index is a market capitalization weighted index that tracks the performance of euro-denominated sovereign debt publicly issued by Euro member countries. The Fund underperformed its industry reference benchmark, which returned 11.98% versus the Fund’s return of 7.85% based on NAV for the fiscal year. The Fund’s underperformance can be attributed to a lack of exposure to Portugal, Italy, Ireland, and Spain, which performed well over the period.

The Australia & New Zealand Debt Fund seeks to achieve a high level of total return consisting of both income and capital appreciation through investments in debt securities denominated in Australian or New Zealand dollars. The Fund employs a structured approach in balancing its investments between debt of sovereign and semi-government issuers (local, state, and territory governments of Australia) within the two countries and the debt of supranational and other agencies (for example, developmental organizations such as the World Bank or International Monetary Fund) in these countries. The Fund is actively managed and it utilizes the Citigroup Australian Broad Investment-Grade Bond Index as its industry reference benchmark. The Fund underperformed its industry reference benchmark, which returned 12.56% versus the Fund’s return of 10.91% based on NAV for the fiscal year. This was the result of the Fund’s shorter duration relative to the index. As Australian and New Zealand interest rates fell overall over the previous fiscal year, longer duration securities generally outperformed comparable shorter duration securities.

On June 3, 2014, the Global Corporate Bond Fund (GLCB) changed its name and ticker to the Strategic Corporate Bond Fund (CRDT). The Fund seeks to achieve a high level of total return consisting of both income and capital appreciation through investments in the debt of corporate entities that are organized in or maintain their principal place of business in countries throughout the world, including the U.S. While the Fund is actively managed, it utilizes the Barclays Global Credit Index (Hedged) as its industry reference benchmark. The Barclays Global Credit Index (Hedged) contains investment-grade and high-yield credit securities from the Barclays Multiverse Index, which is a broad-based measure of the global fixed-income bond market. The Barclays Multiverse Index is the union of the Barclays Global Aggregate Index and the Barclays Global High Yield Index and captures investment grade and high yield securities in all eligible currencies. The Barclays Multiverse Index family includes a wide range of standard and customized subindices by sector, quality, maturity, and country. The Fund underperformed its industry reference benchmark, which returned 8.82% versus the Fund’s return of 8.81% based on NAV for the fiscal year. This was the result of the Fund’s investments in higher credit quality debt which underperformed.

In December 2013 and early February 2014, WisdomTree expanded the fixed income family with six new products designed to track the performance of a benchmark index. The products seek to provide investors with additional tools to mitigate the interest rate risk of their portfolios.

On December 18, 2013, the Barclays U.S. Aggregate Bond Zero Duration Fund was launched. The Fund seeks to track the price and yield performance, before fees and expenses, of the Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration. For the period December 18, 2013 through August 31, 2014, the Index returned 1.51% versus the Fund’s return of 0.85% based on NAV. The difference between the Index and Fund returns are primarily due to representative sampling, deductions for Fund expenses and transaction costs.

On December 18, 2013, the Barclays U.S. Aggregate Bond Negative Duration Fund was launched. The Fund seeks to track the price and yield performance, before fees and expenses, of the Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration. For the period December 18, 2013 through August 31, 2014, the Index

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	3

Management’s Discussion of Funds’ Performance (unaudited) (continued)

returned -4.48% versus the Fund’s return of -5.61% based on NAV. The difference between the Index and Fund returns are primarily due to representative sampling, deductions for Fund expenses and transaction costs.

On December 18, 2013, the BofA Merrill Lynch High Yield Bond Zero Duration Fund was launched. The Fund seeks to track the price and yield performance, before fees and expenses, of the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index. For the period December 18, 2013 through August 31, 2014, the Index returned 3.20% versus the Fund’s return of 1.99% based on NAV. The difference between the Index and Fund returns are primarily due to representative sampling, deductions for Fund expenses and transaction costs.

On December 18, 2013, the BofA Merrill Lynch High Yield Bond Negative Duration Fund was launched. The Fund seeks to track the price and yield performance, before fees and expenses, of the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index. For the period December 18, 2013 through August 31, 2014, the Index returned -3.53% versus the Fund’s return of -5.69% based on NAV. The difference between the Index and Fund returns are primarily due to representative sampling, deductions for Fund expenses and transaction costs.

On December 18, 2013, the Japan Interest Rate Strategy Fund was launched. The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Interest Rate Strategy Index. For the period December 18, 2013 through August 31, 2014, the Index returned -1.47% versus the Fund’s return of -2.00% based on NAV. The difference between the Index and Fund returns are primarily due to deductions for Fund expenses and transaction costs.

On February 4, 2014, the Bloomberg Floating Rate Treasury Fund was launched. The Fund seeks to track the price and yield performance, before fees and expenses, of the Bloomberg U.S. Treasury Floating Rate Bond Index. For the period February 4, 2014 through August 31, 2014, the Index returned 0.06% versus the Fund’s return of -0.04% based on NAV. The difference between the Index and Fund returns are primarily due to deductions for Fund expenses and transaction costs.

Currency Strategy Funds

Income return was a strong driver of fund performance over the last fiscal year. Among the single currency funds for the fiscal year, all 3 funds produced total returns based on NAV which exceeded the change in value of the underlying currency (see pages 6 to 11 herein for a discussion of standardized performance for each Fund). Of the strongest performing single currency funds, the Brazilian Real Strategy Fund and the Indian Rupee Strategy Fund, generated total returns for the fiscal year that were significantly greater than the underlying change in the spot return of the currency. Spot currency returns represent the change in foreign exchange rates versus the U.S. dollar available for immediate delivery. The Brazilian Real Strategy Fund rose 15.75% for the fiscal year based on NAV, outperforming the 6.24% appreciation in the Brazilian real versus the U.S. dollar. The Indian Rupee Strategy Fund increased by 19.43% in value for the fiscal year based on NAV, while the Indian rupee rose by 10.46%. The Chinese Yuan Strategy Fund, which returned 0.63% for the fiscal year based on NAV, boosted relative performance versus the Chinese yuan through investments made in Chinese time deposits and forwards, outperforming the spot return of 0.10%. The Emerging Currency Strategy Fund posted a 3.92% return over the fiscal year, outperforming its industry reference benchmark, the JP Morgan Emerging Local Markets Index Plus which returned 3.35%. Index allocations to Hong Kong, Taiwan, and Singapore (which did not appreciate as much against the U.S. dollar), lagged the strong upward performance in the asset class. No changes were implemented within the Emerging Currency Strategy Fund for the coming year during its annual selection process.

The Commodity Currency Strategy Fund increased by 2.13% over the fiscal year, underperforming its industry reference benchmark, the Barclays Commodity Producers

4	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Management’s Discussion of Funds’ Performance (unaudited) (concluded)

Currency Index which returned 2.82%. Fund expenses accounted for the majority of the performance differential. While commodity prices remained subdued, many currencies rebounded against the U.S. dollar after a difficult market environment during the previous fiscal year.

On December 18, 2013, WisdomTree diversified its currency family with the launch of the Bloomberg U.S. Dollar Bullish Fund. Unlike the other funds in the suite which seek to benefit from the appreciation and carry offered by other currencies relative to the U.S. dollar, the Bloomberg U.S. Dollar Bullish Fund is structured to benefit from the appreciation and carry offered by the U.S. dollar relative to a defined basket of non-U.S. currencies. The industry reference benchmark, the Bloomberg Dollar Total Return Index, identifies and weights leading currencies based on their liquidity and influence in trade with the United States. It includes currencies from developed and developing markets. The Fund seeks to provide total returns, before expenses, that exceed the performance of the Bloomberg Dollar Total Return Index. For the period December 18, 2013 through August 31, 2014, the Fund underperformed its industry reference benchmark, which returned 0.46% versus the Fund’s return of -0.04% based on NAV. This was primarily due to deductions for Fund expenses and transaction costs.

Alternative Funds

The Managed Futures Strategy Fund posted a 0.55% return based on NAV for the fiscal year ended August 31, 2014. The Fund underperformed its industry benchmark, the Diversified Trends Indicator by 1.25% based on NAV for the fiscal year. This was primarily due to deductions for Fund expenses and transaction costs. The market environment during the period was challenging for the Fund, as sustained trends were not easily discernible in either the commodity or financial futures markets. As the Fund uses a trend-following strategy, Fund performance remained constrained. Currency and interest rate markets were primarily driven by shifts in central bank policy around the world. Through the end of 2013, the market grappled with the pace and timing of interest rate hikes in the U.S. As a result, interest rates generally rose and the U.S. dollar strengthened through the end of the year. In November and June, the ECB sought to increase its stimulus efforts to combat deflation and sluggish growth by cutting interest rates. At its June meeting, the ECB cut interest rates to below zero and announced future plans for asset-backed security purchases and TLTROs. The euro weakened as a result. In Japan, the BOJ continued its QQE program, but concerns about the economic impact of a consumption tax increase dampened yen weakness against the U.S. dollar. Commodity futures exhibited a wide degree of dispersion across markets. Precious metals tended to underperform with silver losing over 17%. Livestock prices generally rose as a result of tighter supply on strong international demand. Coffee prices rose dramatically in February after a drought hurt supply in Brazil, which accounts for approximately one-third of the global market. Coffee prices ended the fiscal year up nearly 70%. Cocoa prices rose to its highest levels in over three years. Soft commodities such as wheat, soybeans, and corn fell by 18, 15, and 29%, respectively after yields normalized following last year’s drought. Energy markets were generally flat as increased U.S. production offset advances in global growth. Investments positions in the euro, soybeans, and coffee were the most significant contributors to performance. Conversely, positions in wheat and the Japanese yen were the largest detractors.

On September 26, 2013, the Global Real Return Fund was recast as a multi-asset class approach to generating real returns. The investment opportunity set was expanded to include corporate bonds and equities, in addition to inflation-linked securities, floating rate securities and commodity positions. The Fund posted a 5.67% return over the fiscal year, underperforming its industry reference benchmark, the BofA Merrill Lynch Global Diversified Inflation-Linked Index, which returned 11.11%. This underperformance is largely due to losses from the Fund’s positions in commodity strategies which underperformed in volatile markets.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	5

Performance Summary (unaudited)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

Investment Breakdown† as of 8/31/14

Investment Type	% of Net Assets
U.S. Government Obligations	99.1%
Other Assets less Liabilities‡	0.9%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/14

Description	% of Net Assets
U.S. Treasury Bill, 0.02%, 9/11/14	62.9%
U.S. Treasury Bill, 0.02%, 9/25/14	36.2%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Bloomberg U.S. Dollar Bullish Fund (the “Fund”) seeks to provide total returns, before fees and expenses, that exceed the performance of the Bloomberg Dollar Total Return Index (the “Index”).

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated December 13, 2013, the Fund’s annual expense ratio was 0.50%.

Performance as of 8/31/14

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	-0.04%
Fund Market Price Returns	0.00%
Bloomberg Dollar Total Return Index	0.46%
Bloomberg Dollar Spot Index	0.86%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on December 18, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

6	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Brazilian Real Strategy Fund (BZF)

(formerly, WisdomTree Brazilian Real Fund)

Investment Breakdown† as of 8/31/14

Investment Type	% of Net Assets
U.S. Government Obligations	59.1%
Repurchase Agreement	40.2%
Other Assets less Liabilities‡	0.7%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/14

Description	% of Net Assets
U.S. Treasury Bill, 0.02%, 9/25/14	59.1%
Deutsche Bank, tri-party repurchase agreement, 0.05%, 9/2/14††	40.2%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government securities.

The WisdomTree Brazilian Real Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in Brazil available to foreign investors and changes in value of the Brazilian real relative to the U.S. dollar. The Brazilian real is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2014, the Fund’s annual expense ratio was 0.45%.

Performance as of 8/31/14

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	15.75%	-4.59%	3.20%	2.68%
Fund Market Price Returns	16.16%	-4.48%	3.39%	2.50%
JPMorgan Emerging Local Markets Index Plus (ELMI+) Brazil	16.44%	-4.08%	4.12%	3.85%
Brazilian real	6.24%	-10.80%	-3.53%	-4.65%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 14, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	7

Performance Summary (unaudited)

WisdomTree Chinese Yuan Strategy Fund (CYB)

(formerly, WisdomTree Chinese Yuan Fund)

Investment Breakdown† as of 8/31/14

Investment Type	% of Net Assets
U.S. Government Obligations	68.3%
Time Deposits	21.7%
Repurchase Agreement	8.6%
Other Assets less Liabilities‡	1.4%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/14

Description	% of Net Assets
U.S. Treasury Bill, 0.02%, 9/25/14	47.3%
U.S. Treasury Bill, 0.01%, 10/16/14	21.0%
Citigroup, Inc., tri-party repurchase agreement, 0.06%, 9/2/14††	8.6%
Deutsche Bank AG, 2.64%, 9/19/14	5.5%
BNP Paribas S.A., 2.81%, 9/19/14	5.4%
Standard Chartered Bank, 2.35%, 9/19/14	5.4%
Barclays Capital, Inc., 1.90%, 9/19/14	5.4%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government securities and Supranational bonds.

The WisdomTree Chinese Yuan Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in China available to foreign investors and changes in value of the Chinese yuan relative to the U.S. dollar. The Chinese yuan is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2014, the Fund’s annual expense ratio was 0.45%.

Performance as of 8/31/14

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	0.63%	1.73%	1.55%	1.81%
Fund Market Price Returns	0.66%	1.66%	1.51%	1.63%
JPMorgan Emerging Local Markets Index Plus (ELMI+) China	0.79%	2.31%	2.23%	2.78%
Chinese yuan	0.10%	1.14%	2.08%	2.03%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 14, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

8	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Commodity Currency Strategy Fund (CCX)

(formerly, WisdomTree Commodity Currency Fund)

Investment Breakdown†

as of 8/31/14

Investment Type	% of Net Assets
U.S. Government Obligations	70.1%
Repurchase Agreement	28.9%
Other Assets less Liabilities‡	1.0%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/14

Description	% of Net Assets
U.S. Treasury Bill, 0.01%, 9/11/14	37.3%
U.S. Treasury Bill, 0.02%, 9/25/14	32.8%
Citigroup, Inc., tri-party repurchase agreement, 0.06%, 9/2/14††	28.9%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government securities.

The WisdomTree Commodity Currency Strategy Fund (the “Fund”) seeks to achieve total returns reflective of money market rates in selected commodity-producing countries and changes in value of such countries’ currencies relative to the U.S. dollar. The term “commodity currency” generally is used to describe the currency of a country whose economic success is commonly identified with the production and export of commodities (such as precious metals, oil, agricultural products or other raw materials) and whose value is closely linked to the value of such commodities. The Fund intends to invest in commodity-producing countries, such as Australia, Brazil, Canada, Chile, Colombia, Indonesia, Malaysia, New Zealand, Norway, Peru, Russia and South Africa. This list may change based on market developments. Although this Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2014, the Fund’s annual expense ratio was 0.55%.

Performance as of 8/31/14

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	2.13%	-3.27%	0.13%
Fund Market Price Returns	2.45%	-3.33%	0.12%
Barclays Commodity Producers Currency Index	2.82%	-4.15%	-0.80%
Equal-Weighted Commodity Currency Composite	2.77%	-2.57%	0.85%

1 Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on September 24, 2010.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	9

Performance Summary (unaudited)

WisdomTree Emerging Currency Strategy Fund (CEW)

(formerly, WisdomTree Emerging Currency Fund)

Investment Breakdown† as of 8/31/14

Investment Type	% of Net Assets
U.S. Government Obligations	62.9%
Repurchase Agreement	32.0%
Other Assets less Liabilities‡	5.1%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/14

Description	% of Net Assets
U.S. Treasury Bill, 0.01%, 9/25/14	43.3%
Citigroup, Inc., tri-party repurchase agreement, 0.06%, 9/2/14††	32.0%
U.S. Treasury Bill, 0.01%, 10/16/14	19.6%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government securities and Supranational bonds.

The WisdomTree Emerging Currency Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in selected emerging market countries available to foreign investors and changes to the value of these currencies relative to the U.S. dollar. Emerging market currencies can experience periods of significant volatility. Although the Fund invests in short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2014, the Fund’s annual expense ratio was 0.55%.

Performance as of 8/31/14

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	3.92%	-2.01%	1.20%	2.27%
Fund Market Price Returns	4.23%	-2.00%	1.18%	2.11%
JPMorgan Emerging Local Markets Index Plus (ELMI+)	3.35%	-0.82%	3.19%	3.09%
Equal-Weighted Emerging Currency Composite	4.37%	-1.24%	2.05%	3.10%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 6, 2009.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

10	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Indian Rupee Strategy Fund (ICN)

(formerly, WisdomTree Indian Rupee Fund)

Investment Breakdown† as of 8/31/14

Investment Type	% of Net Assets
U.S. Government Obligations	67.1%
Repurchase Agreement	31.9%
Other Assets less Liabilities‡	1.0%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/14

Description	% of Net Assets
U.S. Treasury Bill, 0.02%, 9/25/14	49.6%
Citigroup, Inc., tri-party repurchase agreement, 0.06%, 9/2/14††	31.9%
U.S. Treasury Bill, 0.01%, 9/11/14	17.5%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

††	Fully collateralized by Supranational bonds.

The WisdomTree Indian Rupee Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in India available to foreign investors and changes in value of the Indian rupee relative to the U.S. dollar. The Indian rupee is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2014, the Fund’s annual expense ratio was 0.45%.

Performance as of 8/31/14

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	19.43%	-2.46%	1.10%	0.41%
Fund Market Price Returns	17.94%	-2.63%	0.92%	0.24%
JPMorgan Emerging Local Markets Index Plus (ELMI+) India	18.69%	-1.93%	1.78%	1.40%
Indian rupee	10.46%	-8.67%	-4.18%	-5.46%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 14, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	11

Performance Summary (unaudited)

WisdomTree Asia Local Debt Fund (ALD)

Country Breakdown† as of 8/31/14

Country	% of Net Assets
Supranational	13.0%
Malaysia	12.4%
United States	10.0%
Singapore	9.4%
Australia	8.1%
South Korea	7.9%
Thailand	6.3%
Philippines	6.1%
Hong Kong	5.9%
Indonesia	5.7%
New Zealand	4.8%
China	4.8%
Taiwan	0.7%
Other Assets less Liabilities‡	4.9%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/14

Description	% of Net Assets
Citigroup, Inc., tri-party repurchase agreement, 0.06%, 9/2/14††	10.0%
Korea Treasury Bond, 5.75%, 9/10/18, Series 1809	5.7%
Malaysia Government Bond, 3.26%, 3/1/18, Series 0213	5.2%
Malaysia Government Bond, 4.01%, 9/15/17, Series 0210	4.4%
Philippine Government International Bond, 4.95%, 1/15/21	4.1%
Singapore Government Bond, 2.50%, 6/1/19	3.6%
Queensland Treasury Corp., 6.00%, 7/21/22, Series 22	3.5%
International Finance Corp., 8.25%, 6/10/21	3.1%
New South Wales Treasury Corp., 6.00%, 4/1/16, Series 16	2.8%
Hong Kong Government Bond Programme, 2.93%, 1/13/20	2.4%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government and U.S. Government agency securities.

The WisdomTree Asia Local Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in fixed income instruments denominated in the currencies of a broad range of Asian countries.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2014, the Fund’s annual expense ratio was 0.55%.

Performance as of 8/31/14

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	6.69%	-0.27%	1.91%
Fund Market Price Returns	7.25%	-0.47%	1.78%
HSBC Asian Local Bond Index	8.94%	5.88%	3.86%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on March 17, 2011.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

12	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

Country Breakdown† as of 8/31/14

Country	% of Net Assets
Australia	68.6%
Supranational	17.9%
New Zealand	11.5%
Other Assets less Liabilities‡	2.0%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/14

Description	% of Net Assets
International Finance Corp., 5.75%, 7/28/20	4.8%
Export Development Canada, 5.25%, 8/10/15	4.7%
South Australian Government Financing Authority, 5.75%, 9/20/17, Series 17	4.4%
Australia Government Bond, 5.25%, 3/15/19, Series 122	4.2%
Landwirtschaftliche Rentenbank, 4.25%, 1/24/23	4.0%
Australia Government Bond, 4.50%, 4/15/20, Series 126	3.9%
Inter-American Development Bank, 6.00%, 5/25/16	3.8%
New Zealand Government Bond, 6.00%, 12/15/17, Series 1217, Reg S	3.7%
Queensland Treasury Corp., 6.00%, 9/14/17, Series 17	3.4%
New South Wales Treasury Corp., 6.00%, 2/1/18, Series 18	3.4%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Australia & New Zealand Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its investment objective through investments in fixed income instruments denominated in Australian or New Zealand dollars.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2014, the Fund’s annual expense ratio was 0.45%.

Performance as of 8/31/14

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns[2]	10.91%	-0.34%	5.21%	3.44%
Fund Market Price Returns[2]	10.74%	-0.56%	5.02%	3.22%
Citigroup Australian Broad Investment-Grade Bond Index	12.56%	2.84%	9.60%	7.43%
Spliced Australia & New Zealand Debt Composite	13.16%	1.45%	6.54%	4.62%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 25, 2008.
[2]

The information reflects the investment objective and strategy of the WisdomTree Dreyfus New Zealand Dollar Fund through October 24, 2011 and the investment objective of the WisdomTree Australia & New Zealand Debt Fund thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	13

Performance Summary (unaudited)

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (AGND)

Investment Breakdown† as of 8/31/14

Investment Type	% of Net Assets
U.S. Government Agencies	33.6%
U.S. Government Obligations	28.9%
Corporate Bonds	23.6%
Foreign Corporate Bonds	3.8%
Commercial Mortgage-Backed Securities	2.2%
Foreign Government Obligations	2.0%
Supranational Bonds	1.3%
Municipal Bonds	1.1%
Foreign Government Agencies	0.6%
Other Assets less Liabilities‡	2.9%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/14

Description	% of Net Assets
U.S. Treasury Note, 0.63%, 7/15/16	8.7%
U.S. Treasury Note, 2.13%, 5/31/15	7.1%
Government National Mortgage Association, 5.00%, 2/20/43	3.9%
U.S. Treasury Note, 0.38%, 3/31/16	3.9%
Federal National Mortgage Association, 5.50%, 2/1/28	3.9%
U.S. Treasury Note, 1.75%, 5/31/16	3.7%
Federal National Mortgage Association, 5.00%, 9/1/44	2.4%
Federal Home Loan Mortgage Corp., 4.50%, 9/1/44	2.3%
Government National Mortgage Association, 3.50%, 9/1/44	2.2%
Federal National Mortgage Association, 4.50%, 10/1/41	2.2%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration (the “Index”).

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated December 16, 2013, the Fund’s annual expense ratio was 0.28%.

Performance as of 8/31/14

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	-5.61%
Fund Market Price Returns	-5.28%
Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration	-4.48%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

14	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (AGZD)

Investment Breakdown† as of 8/31/14

Investment Type	% of Net Assets
U.S. Government Obligations	32.5%
U.S. Government Agencies	31.8%
Corporate Bonds	23.0%
Foreign Corporate Bonds	3.9%
Commercial Mortgage-Backed Securities	2.1%
Foreign Government Obligations	1.9%
Supranational Bonds	1.2%
Municipal Bonds	1.0%
Foreign Government Agencies	0.6%
Other Assets less Liabilities‡	2.0%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/14

Description	% of Net Assets
U.S. Treasury Note, 0.63%, 7/15/16	10.9%
U.S. Treasury Note, 2.13%, 5/31/15	8.7%
Federal National Mortgage Association, 5.50%, 10/1/25	4.0%
U.S. Treasury Note, 0.38%, 3/31/16	3.8%
Government National Mortgage Association, 5.00%, 2/20/43	3.7%
U.S. Treasury Note, 1.75%, 5/31/16	3.5%
Federal National Mortgage Association, 5.00%, 9/1/44	2.2%
Federal Home Loan Mortgage Corp., 4.50%, 9/1/44	2.2%
U.S. Treasury Bond, 3.63%, 8/15/43	2.1%
Government National Mortgage Association, 3.50%, 9/1/44	2.1%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration (the “Index”).

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated December 16, 2013, the Fund’s annual expense ratio was 0.23%.

Performance as of 8/31/14

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	0.85%
Fund Market Price Returns	1.06%
Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration	1.51%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	15

Performance Summary (unaudited)

WisdomTree Bloomberg Floating Rate Treasury Fund (USFR)

Investment Breakdown† as of 8/31/14

Investment Type	% of Net Assets
U.S. Government Obligations	100.0%
Other Assets less Liabilities‡	0.0%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/14

Description	% of Net Assets
U.S. Treasury Floating Rate Note, 0.10%, 4/30/16	42.4%
U.S. Treasury Floating Rate Note, 0.08%, 1/31/16	42.2%
U.S. Treasury Floating Rate Note, 0.10%, 7/31/16	15.4%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Bloomberg Floating Rate Treasury Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of an index that measures the performance of the market for floating rate public obligations of the U.S. Treasury.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 29, 2014, the Fund’s net and gross annual expense ratios were 0.15% and 0.20%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the Management Fee to 0.15% for one year from Fund inception, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 8/31/14

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	-0.04%
Fund Market Price Returns	-0.24%
Bloomberg U.S. Treasury Floating Rate Bond Index	0.06%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 4, 2014.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

16	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (HYND)

Investment Breakdown†

as of 8/31/14

Investment Type	% of Net Assets
Corporate Bonds	84.5%
Foreign Corporate Bonds	10.8%
Other Assets less Liabilities‡	4.7%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/14

Description	% of Net Assets
Navient LLC, 8.45%, 6/15/18	3.4%
General Motors Co., 3.50%, 10/2/18	3.1%
Sprint Communications, Inc., 9.00%, 11/15/18	3.1%
Eksportfinans ASA, 2.00%, 9/15/15	3.1%
International Lease Finance Corp., 8.75%, 3/15/17	3.0%
ArcelorMittal, 5.00%, 2/25/17	2.9%
CIT Group, Inc., 5.00%, 5/15/17	2.8%
DISH DBS Corp., 4.25%, 4/1/18	2.7%
Cablevision Systems Corp., 7.75%, 4/15/18	2.4%
Ally Financial, Inc., 5.50%, 2/15/17	2.4%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index (the “Index”).

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated December 16, 2013, the Fund’s annual expense ratio was 0.48%.

Performance as of 8/31/14

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	-5.69%
Fund Market Price Returns	-4.87%
BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index	-3.53%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	17

Performance Summary (unaudited)

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (HYZD)

Investment Breakdown† as of 8/31/14

Investment Type	% of Net Assets
Corporate Bonds	83.6%
Foreign Corporate Bonds	12.7%
Other Assets less Liabilities‡	3.7%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/14

Description	% of Net Assets
Navient LLC, 8.45%, 6/15/18	3.1%
Sprint Communications, Inc., 9.00%, 11/15/18	2.6%
Ally Financial, Inc., 5.50%, 2/15/17	2.5%
General Motors Co., 3.50%, 10/2/18	2.4%
ArcelorMittal, 5.00%, 2/25/17	2.3%
CIT Group, Inc., 5.00%, 5/15/17	2.2%
International Lease Finance Corp., 8.75%, 3/15/17	2.1%
NRG Energy, Inc., 7.63%, 1/15/18	1.9%
Cablevision Systems Corp., 7.75%, 4/15/18	1.9%
Sabine Pass LNG L.P., 7.50%, 11/30/16	1.8%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index (the “Index”).

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated December 16, 2013, the Fund’s annual expense ratio was 0.43%.

Performance as of 8/31/14

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	1.99%
Fund Market Price Returns	2.40%
BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index	3.20%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

18	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

Country Breakdown† as of 8/31/14

Country	% of Net Assets
Brazil	20.6%
Mexico	13.3%
Russia	10.7%
Indonesia	6.5%
India	5.9%
Colombia	5.7%
Hong Kong	5.3%
Jamaica	4.0%
United Arab Emirates	3.3%
Kazakhstan	2.9%
Qatar	2.8%
China	2.7%
Morocco	2.6%
South Africa	2.6%
Turkey	2.1%
Chile	2.0%
Peru	1.8%
Singapore	1.5%
Venezuela	1.1%
Macau	1.0%
Other Assets less Liabilities‡	1.6%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/14

Description	% of Net Assets
Petrobras International Finance Co., 5.38%, 1/27/21	4.5%
Pertamina Persero PT, 5.63%, 5/20/43, Reg S	4.5%
Digicel Group Ltd., 8.25%, 9/30/20, Reg S	4.0%
VimpelCom Holdings B.V., 7.50%, 3/1/22, Reg S	3.8%
Mexichem S.A.B. de C.V., 4.88%, 9/19/22, Reg S	3.5%
Vedanta Resources PLC, 8.25%, 6/7/21, Reg S	3.4%
Braskem Finance Ltd., 5.75%, 4/15/21, Reg S	3.3%
MDC-GMTN B.V., 5.50%, 4/20/21, Reg S	3.2%
Southern Copper Corp., 5.25%, 11/8/42	3.2%
Vale Overseas Ltd., 4.38%, 1/11/22	3.1%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Corporate Bond Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in debt securities issued by corporate entities that are domiciled in, or economically tied to, emerging market countries.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2014, the Fund’s annual expense ratio was 0.60%.

Performance as of 8/31/14

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	12.71%	6.41%
Fund Market Price Returns	13.69%	6.57%
JPMorgan Corporate Emerging Markets Bond Index (CEMBI) Broad	10.70%	5.99%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on March 8, 2012.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	19

Performance Summary (unaudited)

WisdomTree Emerging Markets Local Debt Fund (ELD)

Country Breakdown† as of 8/31/14

Country	% of Net Assets
Brazil	10.9%
Malaysia	10.8%
Mexico	10.8%
Poland	10.3%
Indonesia	6.1%
Russia	5.4%
South Africa	5.1%
South Korea	4.9%
Supranational	3.9%
Colombia	3.8%
China	3.6%
Philippines	3.6%
Thailand	3.5%
Turkey	3.4%
Chile	3.4%
Romania	3.4%
Peru	3.4%
United States	1.0%
Other Assets less Liabilities‡	2.7%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/14

Description	% of Net Assets
Malaysia Government Bond, 3.42%, 8/15/22, Series 0112	2.9%
Malaysia Government Bond, 4.38%, 11/29/19, Series 0902	2.7%
Brazil Letras do Tesouro Nacional, 11.12%, 1/1/16	2.1%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/23, Series F	2.0%
Philippine Government International Bond, 4.95%, 1/15/21	1.9%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/21, Series F	1.9%
Poland Government Bond, 5.50%, 10/25/19, Series 1019	1.9%
Korea Treasury Bond, 3.38%, 9/10/23, Series 2309	1.8%
Brazil Letras do Tesouro Nacional, 9.06%, 7/1/16	1.8%
Malaysia Government Bond, 3.84%, 8/12/15, Series 0110	1.8%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Local Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in fixed income instruments denominated in the local currencies of emerging market countries.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2014, the Fund’s annual expense ratio was 0.55%.

Performance as of 8/31/14

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	6.43%	-0.62%	2.43%
Fund Market Price Returns	6.80%	-0.79%	2.15%
JPMorgan GBI-EM Global Diversified Index	8.32%	0.49%	3.45%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on August 9, 2010.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

20	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Euro Debt Fund (EU)

Country Breakdown† as of 8/31/14

Country	% of Net Assets
Supranational	27.9%
Germany	20.0%
France	16.1%
Netherlands	9.6%
Belgium	9.5%
Austria	4.9%
Finland	4.0%
Luxembourg	3.3%
Sweden	2.9%
Other Assets less Liabilities‡	1.8%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/14

Description	% of Net Assets
Bundesrepublik Deutschland, 4.75%, 7/4/28, Series 98	7.2%
European Stability Mechanism, 2.13%, 11/20/23, Reg S	4.7%
Council of Europe Development Bank, 3.00%, 7/13/20	4.7%
European Union, 3.38%, 5/10/19, Reg S	4.5%
International Bank for Reconstruction & Development, 3.88%, 5/20/19	4.5%
Belgium Government Bond, 2.25%, 6/22/23, Series 68, Reg S	3.9%
France Government Bond OAT, 4.75%, 4/25/35	3.7%
Netherlands Government Bond, 5.50%, 1/15/28	3.6%
France Government Bond OAT, 3.50%, 4/25/26	3.6%
France Government Bond OAT, 4.25%, 4/25/19	3.3%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Euro Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in fixed income instruments denominated in euros.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2014, the Fund’s annual expense ratio was 0.35%.

Performance as of 8/31/14

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns[2]	7.85%	2.13%	1.39%	0.29%
Fund Market Price Returns[2]	11.09%	2.07%	1.37%	0.26%
BofA Merrill Lynch Euro Government Index	11.98%	4.68%	3.80%	3.62%
Spliced Euro Debt ex-Greece, Ireland, Italy, Portugal & Spain Composite	9.54%	2.87%	2.02%	0.96%
Spliced Euro Debt Composite	11.98%	5.07%	3.32%	1.99%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 14, 2008.
[2]	The information reflects the investment objective and strategy of the WisdomTree Dreyfus Euro Fund through October 18, 2011 and the investment objective of the WisdomTree Euro Debt Fund thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	21

Performance Summary (unaudited)

WisdomTree Japan Interest Rate Strategy Fund (JGBB) (consolidated)

Investment Breakdown† as of 8/31/14

Investment Type	% of Net Assets
U.S. Government Obligations	97.0%
Other Assets less Liabilities‡	3.0%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/14

Description	% of Net Assets
U.S. Treasury Bill, 0.00%, 9/25/14	20.4%
U.S. Treasury Bill, 0.03%, 9/11/14	20.4%
U.S. Treasury Bill, 0.02%, 11/6/14	20.4%
U.S. Treasury Bill, 0.02%, 11/20/14	18.4%
U.S. Treasury Bill, 0.01%, 10/16/14	17.4%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Japan Interest Rate Strategy Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Interest Rate Strategy Index (the “Index”).

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated December 31, 2013, the Fund’s annual expense ratio was 0.50%.

Performance as of 8/31/14

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	-2.00%
Fund Market Price Returns	-2.26%
WisdomTree Japan Interest Rate Strategy Index	-1.47%
Bloomberg/EFFAS Bond Indices Japan Government 5-10 year Total Return	1.68%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

22	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Strategic Corporate Bond Fund (CRDT)

(formerly, WisdomTree Global Corporate Bond Fund)

Country Breakdown† as of 8/31/14

Country	% of Net Assets
United States	57.0%
United Kingdom	10.2%
Netherlands	4.5%
Russia	4.0%
France	3.8%
Italy	3.1%
Brazil	2.9%
Germany	2.9%
Belgium	2.1%
Australia	1.6%
Mexico	1.5%
Colombia	1.0%
Canada	0.8%
Luxembourg	0.4%
Other Assets less Liabilities‡	4.2%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/14

Description	% of Net Assets
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 5.75%, 12/1/43	3.9%
Rock-Tenn Co., 4.45%, 3/1/19	3.6%
Bank of America Corp., 3.30%, 1/11/23	3.3%
HSBC Bank PLC, 3.88%, 10/24/18, Reg S	3.1%
Intesa Sanpaolo SpA, 5.02%, 6/26/24	3.1%
Royal Bank of Scotland Group PLC, 6.13%, 12/15/22	3.0%
Citigroup, Inc., 4.50%, 1/14/22	3.0%
Chrysler Group LLC, 8.25%, 6/15/21	3.0%
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	2.9%
Numericable Group S.A., 6.00%, 5/15/22	2.7%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Strategic Corporate Bond Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund seeks to achieve its investment objective through investment in debt securities issued by corporate entities that are organized in or maintain their principal place of business in countries throughout the world, including the U.S. The issuers of such debt will include public, private, and state-owned or sponsored corporations.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2014, the Fund’s net and gross annual expense ratios were 0.45% and 0.50%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the Management Fee to 0.45% through at least January 1, 2015.

Performance as of 8/31/14

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	8.81%	4.82%
Fund Market Price Returns	9.35%	4.73%
Barclays Global Credit Index (Hedged)	8.82%	4.89%
Global Corporate Composite (Hedged)	9.11%	5.39%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on January 31, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	23

Performance Summary (unaudited)

WisdomTree Global Real Return Fund (RRF) (consolidated)

Country Breakdown† as of 8/31/14

Country	% of Net Assets
United States	41.0%
Mexico	7.4%
Australia	6.1%
United Kingdom	5.4%
Sweden	4.2%
Canada	4.1%
South Africa	4.1%
Turkey	3.9%
Brazil	3.3%
Colombia	2.4%
France	1.9%
Other Assets less Liabilities‡	16.2%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/14

Description	% of Net Assets
U.S. Treasury Inflation Indexed Bond, 3.38%, 4/15/32	10.4%
U.S. Treasury Inflation Indexed Bond, 2.38%, 1/15/25	5.9%
U.S. Treasury Inflation Indexed Note, 0.63%, 1/15/24	5.8%
WisdomTree Equity Income Fund	5.0%
Sweden Inflation Linked Bond, 4.00%, 12/1/20, Series 3102	4.2%
Australia Inflation Linked Bond, 4.00%, 8/20/20, Series 20CI	3.9%
WisdomTree Global Natural Resources Fund	3.6%
U.S. Treasury Inflation Indexed Note, 2.13%, 1/15/19	3.1%
United Kingdom Inflation Linked Gilt, 1.25%, 11/22/27, Reg S	2.9%
Mexican Udibonos Inflation Linked Bond, 4.50%, 12/4/25, Series S	2.5%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Global Real Return Fund (the “Fund”) seeks total returns (capital appreciation plus income) that exceed the rate of inflation over long-term investment horizons.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2014, the Fund’s annual expense ratio was 0.65%. The prospectus expense ratio includes 0.05% of acquired fund fees and expenses (“AFFEs”). AFFEs are not direct expenses of the Fund and are not included in the expense ratio in the Financial Highlights.

Performance as of 8/31/14

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	5.67%	-0.81%	-0.36%
Fund Market Price Returns	8.77%	-1.74%	-1.28%
BofA Merrill Lynch Global Diversified Inflation-Linked Index	11.11%	3.14%	3.91%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on July 14, 2011.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

24	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Managed Futures Strategy Fund (WDTI) (consolidated)

Investment Breakdown† as of 8/31/14

Investment Type	% of Net Assets
U.S. Government Obligations	88.1%
Other Assets less Liabilities‡	11.9%
Total	100.0%
†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/14

Description	% of Net Assets
U.S. Treasury Bill, 0.00%, 9/11/14	62.8%
U.S. Treasury Bill, 0.01%, 9/18/14	23.3%
U.S. Treasury Bill, 0.01%, 9/25/14	1.7%
U.S. Treasury Bill, 0.03%, 12/11/14	0.3%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Managed Futures Strategy Fund (the “Fund”) seeks to provide investors with positive total returns in rising or falling markets.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2014, the Fund’s annual expense ratio was 0.95%.

Performance as of 8/31/14

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	0.55%	-4.93%	-4.21%
Fund Market Price Returns	0.43%	-4.90%	-4.26%
Diversified Trends Indicator Index	1.80%	-3.79%	-3.44%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on January 5, 2011.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	25

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each index referenced in this report.

G10:

The G10 or also known as Group of Ten refers to the group of countries that have agreed to participate in the General Arrangements to Borrow (GAB). Members include Belgium, Canada, France, Italy, Japan, Netherlands, United Kingdom and the United States.

Barclays Commodity Producers Currency Index:

The Barclays Commodity Producers Currency Index (“CPCI-6”) tracks the performance of long positions in the equally weighted six commodity currencies versus the U.S. dollar, expressed through one-month cash settled forward rate agreements. The six commodity currencies included in CPCI-6 are the Australian dollar, Brazilian real, Canadian dollar, Norwegian krone, Russian ruble, and South African rand. These currencies are selected to represent six resource rich economies, diversified in terms of geography, major commodities items exported and across developed and emerging economies.

Barclays Global Credit Index (Hedged):

The Barclays Global Credit Index (Hedged) contains investment-grade and high-yield credit securities from the Barclays Multiverse Index, which is a broad-based measure of the global fixed-income bond market. The Barclays Multiverse Index is the union of the Barclays Global Aggregate Index and the Barclays Global High Yield Index and captures investment grade and high yield securities in all eligible currencies. The Barclays Multiverse Index family includes a wide range of standard and customized subindices by sector, quality, maturity, and country.

Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration:

The Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration combines long positions in the Barclays U.S. Aggregate Bond Index with short positions in U.S. Treasury Bonds to provide a duration exposure of -5 years. Market values of long and short positions are rebalanced at month-end.

Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration:

The Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration combines long positions in the Barclays U.S. Aggregate Bond Index with short positions in U.S. Treasury Bonds to provide a duration exposure of 0 years. Market values of long and short positions are rebalanced at month-end.

Bloomberg Dollar Spot Index:

The Bloomberg Dollar Spot Index tracks the performance of a basket of 10 leading global currencies versus the U.S. dollar. Each currency in the basket and its weight is determined annually based on its share of international trade and foreign exchange (FX) liquidity.

Bloomberg Dollar Total Return Index:

The Bloomberg Dollar Total Return Index is structured to potentially benefit as the U.S. dollar appreciates relative to a basket of global currencies. The index tracks a long position in the U.S. dollar measured against a basket of developed and emerging market currencies which (i) have the highest liquidity in the currency markets and (ii) represent countries that make the largest contribution to trade flows with the United States. The index also incorporates differences in money market rates between the U.S. and the countries (or regions) represented by the foreign currencies.

26	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Description of Terms and Indexes (unaudited) (continued)

Bloomberg U.S. Treasury Floating Rate Bond Index:

The Bloomberg U.S. Treasury Floating Rate Bond Index is a rules-based, market-value weighted index engineered to measure the performance and characteristics of floating rate coupon U.S. Treasuries which have a maturity greater than 12 months. To be included in the index a security must have a minimum par of 1,000MM.

Bloomberg/EFFAS Bond Indices Japan Government 5-10 year Total Return:

The Bloomberg/EFFAS indices are designed as transparent benchmarks for government bond markets. Indices are grouped by country and maturity sectors. Bloomberg computes daily returns and index characteristics for each sector.

BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative

Seven Duration Index:

The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index tracks the performance of the combination of a long position in short maturity U.S. high yield bonds and a short position in on the run U.S. Treasuries where the net interest rate exposure of the index is adjusted to a negative seven year duration. Market values of long and short positions are rebalanced at month-end.

BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index:

The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index tracks the performance of the combination of a long position in short maturity U.S. high yield bonds and a short position in on the run U.S. Treasuries where the net interest rate exposure of the index is adjusted to a zero year duration. Market values of long and short positions are rebalanced at month-end.

BofA Merrill Lynch Euro Government Index:

The BofA Merrill Lynch Euro Government Index is a market capitalization-weighted index that tracks the performance of euro-denominated sovereign debt publicly issued by Euro member countries.

BofA Merrill Lynch Global Diversified Inflation-Linked Index:

The BofA Merrill Lynch Global Diversified Inflation-Linked Index is a broad, market value-weighted, capped total return index designed to measure the performance of inflation-linked sovereign debt that is publicly issued and denominated in the issuer’s own domestic market and currency.

Citigroup Australian Broad Investment-Grade Bond Index:

The Citigroup Australian Broad Investment-Grade Bond Index is a market capitalization-weighted index designed to represent the Australian fixed-coupon bond market, including government, semi-government, and investment grade credit markets (including supranational issuers).

Diversified Trends Indicator:

The Diversified Trends Indicator (“DTI”) is a long/short rules-based index that consists of ten commodity sectors and eight financial sectors. Each month the DTI Index sector exposure is rebalanced back to the fixed weights, 50% physical commodities and 50% financials (when energy is long) and approximately 40% commodities and 60% financials (when energy is flat). Each sector (other than the energy sector) is positioned either long or short depending on the current market environment (the energy sector is positioned as either “long” or “flat” (i.e., no exposure)). The DTI Index individual market components, sectors and related weightings, as well as other aspects of the calculation of the DTI Index, are subject to change at any time.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	27

Description of Terms and Indexes (unaudited) (continued)

Equal-Weighted Commodity Currency Composite:

A composite incorporating equal-weighted exposures to the currencies within the Commodity Currency Strategy Fund was constructed as a benchmark for Fund performance. Returns for the individual emerging market currencies are represented by the return of the country subindices of the JP Morgan Emerging Local Markets Index Plus (ELMI+). Returns for the individual developed market countries are represented by the returns of the BofA Merrill Lynch One-Month Constant Maturity LIBID Index for each country. The JP Morgan indices use a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the returns for emerging currency positions. The BofA Merrill Lynch indices track a consistent investment in one-month bank deposits denominated in the specified currency. Within the composite, currency exposures are rebalanced back to equal-weight at the end of the month in which the Fund rebalances its portfolio. Changes to currencies within the Fund are reflected in the composite at the end of the month they are added to, or deleted from, the Fund.

Equal-Weighted Emerging Currency Composite:

A composite incorporating equal-weighted exposure to the currencies within the Emerging Currency Strategy Fund was constructed as an additional gauge of Emerging Currency Strategy Fund performance. Currently, the composite tracks the returns for the currencies of the following countries: Brazil, Chile, Mexico, Poland, Indonesia, South Africa, Turkey, India, China, Russia and South Korea, using the total returns of the country subindices of the JP Morgan Emerging Local Markets Index Plus (ELMI+). Each subindex uses a weighted basket of one-month, two-month and three-month currency forwards (deliverable or nondeliverable) collateralized with U.S. money market rates to proxy the total returns of an investment in local-currency money market instruments. Currency exposures are rebalanced back to equal-weighting at the end of the month in which the Emerging Currency Strategy Fund intends to rebalance, and currency changes are reflected in the composite at the end of the month they are reflected in the Fund.

Euro Zone Area:

The area encompassing the European Union Member States whose currency is the euro and in which there is a single monetary policy. It currently comprises Belgium, Germany, Greece, Spain, Estonia, Ireland, France, Italy, Cyprus, Luxembourg, Malta, the Netherlands, Austria, Portugal, Slovenia, Slovakia, Finland and Latvia.

Forward Currency Contracts:

A forward currency contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. A forward contract may either be deliverable or non-deliverable. A deliverable forward currency contract is an agreement by two parties to transact in currencies at a specific rate on a future date upon which each party delivers the promised currency. A non-deliverable forward currency contract is an agreement by two parties to transact in currencies at a specific rate on a future date and then cash settle the agreement with a simple exchange of the market value difference between the current market rate and the initial agreed-upon rate.

Global Corporate Composite (Hedged):

The Global Corporate Composite (Hedged) consists of a blend of 75% Barclays Global Aggregate Corporate Index — Hedged USD and 25% Barclays Global High Yield Index — Hedged USD. The Barclays Global Aggregate Index provides a broad-based measure the global investment grade fixed-rate debt markets. The Barclays Global High-Yield Index provides a broad-based measure of the global high-yield fixed income markets.

28	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Description of Terms and Indexes (unaudited) (continued)

HSBC Asian Local Bond Index:

The HSBC Asian Local Bond Index (“ALBI”) tracks the total return performance of a bond portfolio which consists of local currency denominated, high quality and liquid bonds in Asia ex-Japan. The ALBI includes bonds from the following countries: Korea, Hong Kong, India, Singapore, Taiwan, Malaysia, Thailand, the Philippines, Indonesia and China.

JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad:

The JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging market corporate bonds. The index serves as a global corporate benchmark representing Asia, Latin America, Europe and Middle East/Africa. U.S. dollar-denominated corporate issues from index-eligible countries are narrowed further by only including issues with more than $300 million current face outstanding and at least five years to maturity (at the time of inclusion into the index).

JP Morgan Emerging Local Markets Index Plus (ELMI+):

The JP Morgan Emerging Local Markets Index Plus (ELMI+) and its underlying country and regional subindices track the total returns for local-currency denominated money market instruments in emerging market countries.

JP Morgan Emerging Local Markets Index Plus (ELMI+) Brazil:

The Brazil subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Brazilian real money market instruments. The returns are reported in U.S. dollar terms.

JP Morgan Emerging Local Markets Index Plus (ELMI+) China:

The China subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Chinese yuan money market instruments. The returns are reported in U.S. dollar terms.

JP Morgan Emerging Local Markets Index Plus (ELMI+) India:

The India subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Indian rupee money market instruments. The returns are reported in U.S. dollar terms.

JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index:

The JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index tracks the performance of local currency debt issued by emerging market governments, whose debt is accessible by most of the international investor base. The index incorporates a constrained market capitalization methodology in which individual issuer exposures are capped at 10% (with the excess distributed to smaller issuers) for greater diversification among issuing governments. The returns are reported in U.S. dollar terms.

LIBID:

London Interbank Bid Rate or the rate at which banks are willing to borrow for a discrete period of time.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	29

Description of Terms and Indexes (unaudited) (continued)

Sovereign Debt:

Debt that is the direct obligation of a government issuer.

Spliced Australia & New Zealand Debt Composite:

A spliced index which tracks the BofA Merrill Lynch New Zealand Dollar One-Month LIBID Constant Maturity Index through October 24, 2011. Thereafter, the composite tracks an 80%/20% weighted exposure to the local currency bond markets of Australia and New Zealand, respectively. Performance for Australia is proxied by the total returns of the Citigroup Australian Broad Investment-Grade Bond Index. Performance for the New Zealand bond market is proxied by the JP Morgan New Zealand Government Bond Index. Country exposures are rebalanced back to target weighting quarterly. The BofA Merrill Lynch New Zealand Dollar One-Month LIBID Constant Maturity Index tracks a consistent investment in one-month New Zealand dollar-denominated bank deposits. The JP Morgan New Zealand Government Bond Index is a market capitalization-weighted index of locally denominated, fixed rate government debt.

Spliced Euro Debt Composite:

A spliced index which tracks the BofA Merrill Lynch Euro Currency One-Month LIBID Constant Maturity Index through October 18, 2011. Thereafter, the composite tracks the BofA Merrill Lynch Euro Government Index. The BofA Merrill Lynch Euro Currency One-Month LIBID Constant Maturity Index tracks a consistent investment in one-month euro-denominated bank deposits.

Spliced Euro Debt ex-Greece, Ireland, Italy, Portugal & Spain Composite:

A spliced index which tracks the BofA Merrill Lynch Euro Currency One-Month LIBID Constant Maturity Index through October 18, 2011. Thereafter, the composite tracks the BofA Merrill Lynch Euro Government ex-Greece, Ireland, Italy, Portugal & Spain Index. The BofA Merrill Lynch Euro Currency One-Month LIBID Constant Maturity Index tracks a consistent investment in one-month euro-denominated bank deposits. The BofA Merrill Lynch Euro Government ex-Greece, Ireland, Italy, Portugal & Spain Index is a subset of the BofA Merrill Lynch Euro Government Index. It is a market capitalization-weighted index that tracks the performance of euro-denominated sovereign debt publicly issued by Euro member countries excluding Greece, Ireland, Italy, Portugal and Spain as the country of risk.

Spot Rate:

A “spot” rate is the foreign exchange market price at which a currency will be delivered on the settlement date. Spot rate is the starting point for all foreign exchange transactions. The Brazilian real “spot” return rate relative to the U.S. Dollar calculated by WisdomTree is the rate of return percentage difference between the end of period spot rate and the beginning of period spot rate using WM/Reuters London closing rates. The Chinese yuan and Indian rupee “spot” return rate relative to the U.S. Dollar calculated by WisdomTree is the rate of return percentage difference between the end of period spot rate and the beginning of period spot rate using Tullett Prebon Singapore closing rates.

WisdomTree Japan Interest Rate Strategy Index:

The WisdomTree Japan Interest Rate Strategy Index is designed to provide long exposure to monthly U.S. Treasury Bill returns plus short exposure to the monthly performance of Japanese government bonds while at the same time offsetting a portion of the exposure to fluctuations of the Japanese yen relative to the U.S. dollar (the amount of currency exposure to be offset is determined periodically with reference to its contribution to the overall volatility of the index).

30	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Description of Terms and Indexes (unaudited) (concluded)

Alpha Financial Technologies, LLC (“AFT”) has developed, maintained and owns rights to the methodology that is employed in connection with the Diversified Trends IndicatorTM (“DTI”). DTI® is a registered mark of AFT. The WisdomTree Managed Futures Strategy Fund is not sponsored, endorsed, sold or promoted by AFT. The DTI was created, compiled, maintained and is owned by AFT without regard to the WisdomTree Managed Futures Strategy Fund. The DTI is licensed on an “as is” basis without warranties or guarantees or other terms concerning merchantability, absence of defects, fitness or use for a particular purpose, timeliness, accuracy, completeness, currentness or quality. Neither AFT nor its affiliates make any warranties or guarantees as to the results to be obtained in connection with the use of the DTI or an investment in the WisdomTree Managed Futures Strategy Fund, and AFT and its affiliates shall have no liability in connection with any WisdomTree Managed Futures Strategy Fund investment.

Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer or producer of the Funds and Barclays has no responsibilities, obligations or duties to investors in the Funds. These Barclays Indexes are a trademark owned by Barclays Bank PLC and licensed for use by WisdomTree with respect to the WisdomTree trust as the Issuer of the Funds. Barclays’ only relationship to WisdomTree is the licensing of these Barclays Indexes which is determined, composed and calculated by Barclays without regard to WisdomTree or the Funds. While WisdomTree may for itself execute transaction(s) with Barclays in or relating to these Barclays Indexes in connection with the Funds that investors acquire from WisdomTree, investors in the Funds neither acquire any interest in these Barclays Indexes nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in the Funds. The Funds are not sponsored, endorsed, sold or promoted by Barclays, and Barclays makes no representation or warranty (express or implied) to the owners of the Funds, the Issuer of members of the public regarding the advisability, legality or suitability of the Funds or use of the Barclays Indexes or any data included therein. Barclays shall not be liable in any way to the Issuer, investor, or to other third parties in respect to the use or accuracy of these Barclays Indexes or any data ncluded therein or in connection with the administration, marketing, purchasing or performance of the Funds.

Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“BofA Merrill Lynch”) indices and related information, the name “BofA Merrill Lynch”, and related trademarks, are intellectual property licensed from BofA Merrill Lynch, and may not be copied, used, or distributed without BofA Merrill Lynch’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed, or promoted by BofA Merrill Lynch. BOFA MERRILL LYNCH MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

Index returns do not reflect expenses paid by the Funds. Index returns assume reinvestment of distributions. It is not possible to invest directly in an index.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	31

Shareholder Expense Examples (unaudited)

As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2014 to August 31, 2014.

Actual expenses

The first line under each Fund in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period 3/1/14 to 8/31/14” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line under each Fund in the table on the next page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Shareholder Expense Examples (unaudited) (continued)

	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Annualized Expense Ratio Based on the Period 3/1/14 to 8/31/14	Expenses Paid During the Period† 3/1/14 to 8/31/14
WisdomTree Bloomberg U.S. Dollar Bullish Fund
Actual	$1,000.00	$1,006.00	0.51%	$2.58
Hypothetical (5% return before expenses)	$1,000.00	$1,022.63	0.51%	$2.60
WisdomTree Brazilian Real Strategy Fund
Actual	$1,000.00	$1,093.80	0.46%	$2.43
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	0.46%	$2.35
WisdomTree Chinese Yuan Strategy Fund
Actual	$1,000.00	$1,002.00	0.46%	$2.32
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	0.46%	$2.35
WisdomTree Commodity Currency Strategy Fund
Actual	$1,000.00	$1,019.80	0.56%	$2.85
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	0.56%	$2.85
WisdomTree Emerging Currency Strategy Fund
Actual	$1,000.00	$1,029.70	0.56%	$2.86
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	0.56%	$2.85
WisdomTree Indian Rupee Strategy Fund
Actual	$1,000.00	$1,057.90	0.46%	$2.39
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	0.46%	$2.35
WisdomTree Asia Local Debt Fund
Actual	$1,000.00	$1,046.80	0.56%	$2.89
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	0.56%	$2.85
WisdomTree Australia & New Zealand Debt Fund
Actual	$1,000.00	$1,074.60	0.46%	$2.41
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	0.46%	$2.35
WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund
Actual	$1,000.00	$964.90	0.29%	$1.44
Hypothetical (5% return before expenses)	$1,000.00	$1,023.74	0.29%	$1.48
WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund
Actual	$1,000.00	$1,003.60	0.24%	$1.21
Hypothetical (5% return before expenses)	$1,000.00	$1,024.00	0.24%	$1.22
WisdomTree Bloomberg Floating Rate Treasury Fund
Actual	$1,000.00	$1,000.00	0.15%*	$0.76
Hypothetical (5% return before expenses)	$1,000.00	$1,024.45	0.15%*	$0.77
WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund
Actual	$1,000.00	$962.50	0.49%	$2.42
Hypothetical (5% return before expenses)	$1,000.00	$1,022.74	0.49%	$2.50
WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund
Actual	$1,000.00	$1,011.60	0.44%	$2.23
Hypothetical (5% return before expenses)	$1,000.00	$1,022.99	0.44%	$2.24
WisdomTree Emerging Markets Corporate Bond Fund
Actual	$1,000.00	$1,055.10	0.61%	$3.16
Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	0.61%	$3.11
WisdomTree Emerging Markets Local Debt Fund
Actual	$1,000.00	$1,058.80	0.56%	$2.91
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	0.56%	$2.85
WisdomTree Euro Debt Fund
Actual	$1,000.00	$1,007.70	0.36%	$1.82
Hypothetical (5% return before expenses)	$1,000.00	$1,023.39	0.36%	$1.84

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	33

Shareholder Expense Examples (unaudited) (concluded)

	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Annualized Expense Ratio Based on the Period 3/1/14 to 8/31/14	Expenses Paid During the Period† 3/1/14 to 8/31/14
WisdomTree Japan Interest Rate Strategy Fund (consolidated)
Actual	$1,000.00	$991.70	0.51%	$2.56
Hypothetical (5% return before expenses)	$1,000.00	$1,022.63	0.51%	$2.60
WisdomTree Strategic Corporate Bond Fund
Actual	$1,000.00	$1,032.80	0.46%*	$2.36
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	0.46%*	$2.35
WisdomTree Global Real Return Fund (consolidated)
Actual	$1,000.00	$1,035.80	0.61%	$3.13
Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	0.61%	$3.11
WisdomTree Managed Futures Strategy Fund (consolidated)
Actual	$1,000.00	$1,035.40	0.96%	$4.93
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	0.96%	$4.89

†	Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the one-half year period).

*	For the WisdomTree Bloomberg Floating Rate Treasury Fund and WisdomTree Strategic Corporate Bond Fund, WisdomTree Asset Management, Inc. has contractually agreed to limit its advisory fee to 0.15% and 0.45%, respectively through February 4, 2015 and January 1, 2015, respectively, or unless earlier terminated by the Board of Trustees of the WisdomTree Trust. This agreement may be terminated by the Board of Trustees of the WisdomTree Trust, for any reason at any time.

34	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2014

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 99.1%
U.S. Treasury Bills – 99.1%
U.S. Treasury Bills
0.02%, 9/11/14*(a)	$34,750,000	$34,749,947
0.02%, 9/25/14*(a)	20,000,000	19,999,703

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $54,749,650)		54,749,650

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 30.5%
United States – 30.5%
State Street Navigator Securities Lending Prime Portfolio, 0.15%(b)
(Cost: $16,870,800)(c)	16,870,800	16,870,800
TOTAL INVESTMENTS IN SECURITIES – 129.6% (Cost: $71,620,450)		71,620,450
Liabilities in Excess of Cash and Other Assets – (29.6)%		(16,375,470)

NET ASSETS – 100.0%		$55,244,980
*	Interest rate shown reflects the discount rate at time of purchase.

(a)	Security, or portion thereof, was on loan at August 31, 2014 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of August 31, 2014.

(c)	At August 31, 2014, the total market value of the Fund’s securities on loan was $16,539,764 and the total market value of the collateral held by the Fund was $16,870,800.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	35

Schedule of Investments

WisdomTree Brazilian Real Strategy Fund (BZF)

August 31, 2014

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 59.1%
U.S. Treasury Bill – 59.1%
U.S. Treasury Bill 0.02%, 9/25/14*(a)
(Cost: $18,399,724)	$18,400,000	$18,399,724
REPURCHASE AGREEMENT – 40.2%
United States – 40.2%

Deutsche Bank, tri-party repurchase agreement dated 8/29/14, 0.05% due 9/2/14; Proceeds at maturity – $12,540,070 (fully collateralized by U.S. Treasury Note, 3.63% due 2/15/21; Market value – $12,790,805)

(Cost: $12,540,000)	12,540,000	12,540,000

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 29.8%
United States – 29.8%
State Street Navigator Securities Lending Prime Portfolio, 0.15%(b)
(Cost: $9,289,140)(c)	9,289,140	9,289,140
TOTAL INVESTMENTS IN SECURITIES – 129.1% (Cost: $40,228,864)		40,228,864
Liabilities in Excess of Cash and Other Assets – (29.1)%		(9,065,970)

NET ASSETS – 100.0%		$31,162,894
*	Interest rate shown reflects the discount rate at time of purchase.

(a)	Security, or portion thereof, was on loan at August 31, 2014 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of August 31, 2014.

(c)	At August 31, 2014, the total market value of the Fund’s securities on loan was $9,106,870 and the total market value of the collateral held by the Fund was $9,289,140.

See Notes to Financial Statements.

36	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Chinese Yuan Strategy Fund (CYB)

August 31, 2014

Investments	Principal Amount		Value
U.S. GOVERNMENT OBLIGATIONS – 68.3%
U.S. Treasury Bills – 68.3%
U.S. Treasury Bills
0.02%, 9/25/14*(a)	$71,858,000		$71,856,922
0.01%, 10/16/14*	32,000,000		31,999,800

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $103,856,722)			103,856,722
TIME DEPOSITS – 21.7%
China – 21.7%
Barclays Capital, Inc. 1.90%, 9/19/14	50,592,619	CNH	8,227,713
BNP Paribas S.A. 2.81%, 9/19/14	50,683,617	CNH	8,242,512
Deutsche Bank AG 2.64%, 9/19/14	50,738,763	CNH	8,251,480
Standard Chartered Bank 2.35%, 9/19/14	50,668,315	CNH	8,240,023

TOTAL TIME DEPOSITS (Cost: $32,889,254)			32,961,728
REPURCHASE AGREEMENT – 8.6%
United States – 8.6%

Citigroup, Inc., tri-party repurchase agreement dated 8/29/14, 0.06% due 9/2/14; Proceeds at maturity – $13,180,088 (fully collateralized by Asian Development Bank, 2.63% due 2/9/15, International Bank for Reconstruction & Development, 1.88% due 3/15/19 and U.S. Treasury Note, 0.88% due 8/15/17; Market value – $13,443,652)

(Cost: $13,180,000)	$13,180,000		13,180,000

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 9.8%
United States – 9.8%
State Street Navigator Securities Lending Prime Portfolio, 0.15%(b)
(Cost: $14,902,200)(c)	14,902,200		14,902,200
TOTAL INVESTMENTS IN SECURITIES – 108.4% (Cost: $164,828,176)			164,900,650
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (8.4)%			(12,781,666)

NET ASSETS – 100.0%			$152,118,984

Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

CNH – Offshore Chinese renminbi

*	Interest rate shown reflects the discount rate at time of purchase.

(a)	Security, or portion thereof, was on loan at August 31, 2014 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of August 31, 2014.

(c)	At August 31, 2014, the total market value of the Fund’s securities on loan was $14,609,791 and the total market value of the collateral held by the Fund was $14,902,200.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	37

Schedule of Investments

WisdomTree Commodity Currency Strategy Fund (CCX)

August 31, 2014

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 70.1%
U.S. Treasury Bills – 70.1%
U.S. Treasury Bills
0.01%, 9/11/14*(a)	$4,500,000	$4,499,994
0.02%, 9/25/14*(a)	3,950,000	3,949,941

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $8,449,935)		8,449,935
REPURCHASE AGREEMENT – 28.9%
United States – 28.9%

Citigroup, Inc., tri-party repurchase agreement dated 8/29/14, 0.06% due 9/2/14; Proceeds at maturity – $3,485,023 (fully collateralized by U.S. Treasury Note, 0.88% due 8/15/17; Market value – $3,554,710)

(Cost: $3,485,000)	3,485,000	3,485,000

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 30.6%
United States – 30.6%
State Street Navigator Securities Lending Prime Portfolio, 0.15%(b)
(Cost: $3,688,320)(c)	3,688,320	3,688,320
TOTAL INVESTMENTS IN SECURITIES – 129.6% (Cost: $15,623,255)		15,623,255
Liabilities in Excess of Cash and Other Assets – (29.6)%		(3,564,060)

NET ASSETS – 100.0%		$12,059,195
*	Interest rate shown reflects the discount rate at time of purchase.

(a)	Security, or portion thereof, was on loan at August 31, 2014 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of August 31, 2014.

(c)	At August 31, 2014, the total market value of the Fund’s securities on loan was $3,615,951 and the total market value of the collateral held by the Fund was $3,688,320.

See Notes to Financial Statements.

38	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Emerging Currency Strategy Fund (CEW)

August 31, 2014

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 62.9%
U.S. Treasury Bills – 62.9%
U.S. Treasury Bills
0.01%, 9/25/14*(a)	$44,286,000	$44,285,793
0.01%, 10/16/14*	20,000,000	19,999,875

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $64,285,668)		64,285,668
REPURCHASE AGREEMENT – 32.0%
United States – 32.0%

Citigroup, Inc., tri-party repurchase agreement dated 8/29/14, 0.06% due 9/2/14; Proceeds at maturity – $32,655,218 (fully collateralized by Inter-American Development Bank, 0.88% due 3/15/18, International Bank for Reconstruction & Development, 2.13% due 3/15/16 and U.S. Treasury Notes, 0.88% – 1.75% due 8/15/17 – 5/15/23; Market value – $33,308,170)

(Cost: $32,655,000)	32,655,000	32,655,000

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 27.2%
United States – 27.2%
State Street Navigator Securities Lending Prime Portfolio, 0.15%(b)
(Cost: $27,735,840)(c)	27,735,840	27,735,840
TOTAL INVESTMENTS IN SECURITIES – 122.1% (Cost: $124,676,508)		124,676,508
Liabilities in Excess of Cash and Other Assets – (22.1)%		(22,528,458)

NET ASSETS – 100.0%		$102,148,050
*	Interest rate shown reflects the discount rate at time of purchase.

(a)	Security, or portion thereof, was on loan at August 31, 2014 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of August 31, 2014.

(c)	At August 31, 2014, the total market value of the Fund’s securities on loan was $27,191,611 and the total market value of the collateral held by the Fund was $27,735,840.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	39

Schedule of Investments

WisdomTree Indian Rupee Strategy Fund (ICN)

August 31, 2014

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 67.1%
U.S. Treasury Bills – 67.1%
U.S. Treasury Bills
0.01%, 9/11/14*(a)	$4,500,000	$4,499,994
0.02%, 9/25/14*(a)	12,723,000	12,722,809

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $17,222,803)		17,222,803
REPURCHASE AGREEMENT – 31.9%
United States – 31.9%

Citigroup, Inc., tri-party repurchase agreement dated 8/29/14, 0.06% due 9/2/14; Proceeds at maturity – $8,190,055 (fully collateralized by Inter-American Development Bank, 1.00% – 2.25% due 7/15/15 – 7/14/17; Market value – $8,354,541)

(Cost: $8,190,000)	8,190,000	8,190,000

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 30.6%
United States – 30.6%
State Street Navigator Securities Lending Prime Portfolio, 0.15%(b)
(Cost: $7,854,000)(c)	7,854,000	7,854,000
TOTAL INVESTMENTS IN SECURITIES – 129.6% (Cost: $33,266,803)		33,266,803
Liabilities in Excess of Cash and Other Assets – (29.6)%		(7,603,949)

NET ASSETS – 100.0%		$25,662,854
*	Interest rate shown reflects the discount rate at time of purchase.

(a)	Security, or portion thereof, was on loan at August 31, 2014 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of August 31, 2014.

(c)	At August 31, 2014, the total market value of the Fund’s securities on loan was $7,699,903 and the total market value of the collateral held by the Fund was $7,854,000.

See Notes to Financial Statements.

40	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Asia Local Debt Fund (ALD)

August 31, 2014

Investments	Principal Amount	Value

FOREIGN CORPORATE BONDS – 1.7%
Indonesia – 1.0%
Export-Import Bank of Korea 8.40%, 7/6/16, Reg S	42,000,000,000 IDR	$3,612,413
Taiwan – 0.7%
Export-Import Bank of Korea 0.70%, 7/1/16, Reg S	69,000,000 TWD	2,300,231
TOTAL FOREIGN CORPORATE BONDS (Cost: $6,125,999)		5,912,644
FOREIGN GOVERNMENT AGENCIES – 8.6%
Australia – 8.1%
New South Wales Treasury Corp. 6.00%, 4/1/16, Series 16	9,564,000 AUD	9,407,092
Queensland Treasury Corp. 6.00%, 7/21/22, Series 22	11,015,000 AUD	12,010,473
Western Australian Treasury Corp. 7.00%, 4/15/15, Series 15	6,365,000 AUD	6,112,966

Total Australia		27,530,531
New Zealand – 0.5%
Queensland Treasury Corp. 7.13%, 9/18/17, Reg S
(Cost: $1,647,290)	1,802,000 NZD	1,623,798
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $31,262,694)		29,154,329
FOREIGN GOVERNMENT OBLIGATIONS – 61.8%
China – 4.8%
China Government Bond
2.87%, 6/27/16, Reg S	20,000,000 CNY	3,281,577
1.40%, 8/18/16, Reg S	13,000,000 CNY	2,074,864
2.48%, 12/1/20	20,500,000 CNY	3,152,937
2.36%, 8/18/21, Reg S	15,500,000 CNY	2,329,259
3.10%, 6/29/22	17,500,000 CNY	2,714,632
3.48%, 6/29/27, Reg S	18,000,000 CNY	2,795,636

Total China		16,348,905
Hong Kong – 5.9%
Hong Kong Government Bond 1.51%, 2/24/27	32,700,000 HKD	4,009,326
Hong Kong Government Bond Programme
2.93%, 1/13/20	60,000,000 HKD	8,301,261
2.46%, 8/4/21	58,000,000 HKD	7,812,434

Total Hong Kong		20,123,021
Indonesia – 4.7%
Indonesia Treasury Bond
7.38%, 9/15/16, Series FR55	69,010,000,000 IDR	5,875,953
5.25%, 5/15/18, Series FR66	32,505,000,000 IDR	2,547,044
12.80%, 6/15/21, Series FR34	44,422,000,000 IDR	4,735,395
7.00%, 5/15/22, Series FR61	36,135,000,000 IDR	2,893,126

Total Indonesia		16,051,518
Investments	Principal Amount	Value

Malaysia – 12.4%
Malaysia Government Bond
3.84%, 8/12/15, Series 0110	25,022,000 MYR	$7,980,422
4.01%, 9/15/17, Series 0210	46,456,000 MYR	14,948,928
3.26%, 3/1/18, Series 0213	56,347,000 MYR	17,693,870
4.38%, 11/29/19, Series 0902	4,405,000 MYR	1,439,985

Total Malaysia		42,063,205
New Zealand – 4.3%
New Zealand Government Bond
6.00%, 12/15/17, Series 1217, Reg S	9,164,000 NZD	8,177,685
5.00%, 3/15/19, Series 319, Reg S	7,500,000 NZD	6,555,274

Total New Zealand		14,732,959
Philippines – 6.1%
Philippine Government Bond 5.00%, 8/18/18, Series 7-51	17,850,000 PHP	440,037
Philippine Government International Bond
4.95%, 1/15/21	561,000,000 PHP	13,823,375
3.90%, 11/26/22	143,000,000 PHP	3,307,088
6.25%, 1/14/36	133,000,000 PHP	3,319,921

Total Philippines		20,890,421
Singapore – 9.4%
Singapore Government Bond
4.00%, 9/1/18	7,000,000 SGD	6,260,113
2.50%, 6/1/19	14,273,000 SGD	12,081,286
2.25%, 6/1/21	7,364,000 SGD	6,065,594
3.00%, 9/1/24	8,633,000 SGD	7,381,684

Total Singapore		31,788,677
South Korea – 7.9%
Korea Treasury Bond
5.75%, 9/10/18, Series 1809	17,500,000,000 KRW	19,273,818
3.50%, 3/10/24, Series 2403	7,250,000,000 KRW	7,434,562

Total South Korea		26,708,380
Thailand – 6.3%
Thailand Government Bond
3.13%, 12/11/15	42,687,000 THB	1,351,997
4.13%, 11/18/16	78,505,000 THB	2,547,738
3.25%, 6/16/17	210,174,000 THB	6,706,669
2.80%, 10/10/17	134,267,000 THB	4,219,927
3.63%, 6/16/23	204,399,000 THB	6,498,640

Total Thailand		21,324,971
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $221,546,451)		210,032,057
SUPRANATIONAL BONDS – 13.0%
Asian Development Bank
5.50%, 2/15/16	6,540,000 AUD	6,357,381
2.85%, 10/21/20	24,500,000 CNY	3,890,859
EUROFIMA 5.63%, 10/24/16	3,270,000 AUD	3,229,237

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	41

Schedule of Investments (concluded)

WisdomTree Asia Local Debt Fund (ALD)

August 31, 2014

Investments	Principal Amount	Value

European Bank for Reconstruction & Development 5.00%, 5/28/15	224,800,000 INR	$3,671,894
European Investment Bank 7.20%, 7/9/19, Reg S	15,800,000,000 IDR	1,327,788
Inter-American Development Bank
5.00%, 7/24/15	327,500,000 INR	5,325,923
4.75%, 10/25/15, Reg S	80,400,000 INR	1,298,616
6.25%, 6/22/16	1,616,000 NZD	1,402,679
International Finance Corp.
1.80%, 1/27/16	5,000,000 CNY	807,127
8.25%, 6/10/21	600,000,000 INR	10,510,135
Nordic Investment Bank
6.00%, 4/6/15	3,958,000 AUD	3,771,986
3.50%, 1/30/18	3,000,000 NZD	2,440,364
TOTAL SUPRANATIONAL BONDS (Cost: $45,063,894)		44,033,989
REPURCHASE AGREEMENT – 10.0%
United States – 10.0%

Citigroup, Inc., tri-party repurchase agreement dated 8/29/14, 0.06% due 9/2/14; Proceeds at maturity – $33,900,226 (fully collateralized by GNMA, 4.50% due 4/20/44 and U.S. Treasury Note, 1.50% due 8/31/18; Market value – $34,833,664)

(Cost: $33,900,000)	$33,900,000	33,900,000
TOTAL INVESTMENTS IN SECURITIES – 95.1% (Cost: $337,899,038)		323,033,019
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 4.9%		16,519,940

NET ASSETS – 100.0%		$339,552,959

Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

AUD – Australian dollar

CNY – Chinese yuan

HKD – Hong Kong dollar

IDR – Indonesian rupiah

INR – Indian rupee

KRW – South Korean won

MYR – Malaysian ringgit

NZD – New Zealand dollar

PHP – Philippine peso

SGD – Singapore dollar

THB – Thai baht

TWD – New Taiwan dollar

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

42	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

August 31, 2014

Investments	Principal Amount	Value

FOREIGN GOVERNMENT AGENCIES – 47.0%
Australia – 47.0%
Australian Capital Territory 5.50%, 6/7/18	850,000 AUD	$865,910
Export Development Canada 5.25%, 8/10/15	1,681,000 AUD	1,609,482
KFW
6.25%, 12/4/19	752,000 AUD	798,990
6.25%, 5/19/21	800,000 AUD	864,651
Landwirtschaftliche Rentenbank
6.50%, 4/12/17	312,000 AUD	317,788
4.25%, 1/24/23	1,400,000 AUD	1,349,795
New South Wales Treasury Corp.
5.50%, 3/1/17, Series 17	224,000 AUD	223,773
6.00%, 2/1/18, Series 18	1,121,600 AUD	1,154,443
6.00%, 5/1/20, Series 520	240,000 AUD	256,673
Northern Territory Treasury Corp.
6.25%, 10/20/15	500,000 AUD	486,577
4.75%, 9/20/18	100,000 AUD	99,647
Queensland Treasury Corp.
6.00%, 4/21/16, Series 16	454,000 AUD	447,166
6.00%, 9/14/17, Series 17	1,146,000 AUD	1,172,249
5.75%, 7/22/24, Series 24	950,000 AUD	1,032,231
South Australian Government Financing Authority 5.75%, 9/20/17, Series 17	1,475,000 AUD	1,494,660
Treasury Corp. of Victoria
5.50%, 11/15/18, Series 1118	1,094,000 AUD	1,124,647
6.00%, 10/17/22, Series 1022	1,000,000 AUD	1,102,036
5.50%, 12/17/24, Series 1224	120,000 AUD	129,863
Western Australian Treasury Corp.
8.00%, 7/15/17, Series 17	500,000 AUD	533,722
7.00%, 10/15/19, Series 19	100,000 AUD	110,133
6.00%, 10/16/23, Series 23	722,800 AUD	794,081

TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $16,817,101)		15,968,517
FOREIGN GOVERNMENT OBLIGATIONS – 33.1%
Australia – 21.6%
Australia Government Bond
5.50%, 1/21/18, Series 132	538,000 AUD	548,598
5.25%, 3/15/19, Series 122	1,386,000 AUD	1,429,507
4.50%, 4/15/20, Series 126	1,325,000 AUD	1,338,100
5.75%, 5/15/21, Series 124	700,000 AUD	761,348
5.75%, 7/15/22, Series 128	845,000 AUD	932,519
5.50%, 4/21/23, Series 133	960,000 AUD	1,052,166
4.75%, 4/21/27, Series 136, Reg S	350,000 AUD	368,745
4.50%, 4/21/33, Series 140, Reg S	900,000 AUD	920,462

Total Australia		7,351,445
New Zealand – 11.5%
New Zealand Government Bond
6.00%, 12/15/17, Series 1217, Reg S	1,394,000 NZD	1,243,965
5.00%, 3/15/19, Series 319, Reg S	785,000 NZD	686,119
3.00%, 4/15/20, Series 420, Reg S	300,000 NZD	238,698
6.00%, 5/15/21, Series 521, Reg S	1,065,000 NZD	994,939
Investments	Principal Amount	Value

5.50%, 4/15/23, Series 423, Reg S	810,000 NZD	$748,493

Total New Zealand		3,912,214
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $11,744,502)		11,263,659
SUPRANATIONAL BONDS – 17.9%
Asian Development Bank
5.50%, 2/15/16	95,000 AUD	92,347
6.00%, 2/22/18	720,000 AUD	738,381
5.00%, 3/9/22	300,000 AUD	305,252
Council of Europe Development Bank 5.63%, 12/14/15	178,000 AUD	172,372
European Investment Bank
6.13%, 1/23/17	1,077,000 AUD	1,082,461
6.50%, 8/7/19	445,000 AUD	474,643
Inter-American Development Bank
6.00%, 5/25/16	1,297,000 AUD	1,279,518
6.50%, 8/20/19	292,000 AUD	312,311
International Finance Corp. 5.75%, 7/28/20	1,551,000 AUD	1,625,643

TOTAL SUPRANATIONAL BONDS (Cost: $6,451,811)		6,082,928
TOTAL INVESTMENTS IN SECURITIES – 98.0% (Cost: $35,013,414)		33,315,104
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 2.0%		682,603

NET ASSETS – 100.0%		$33,997,707
Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

AUD – Australian dollar

NZD – New Zealand dollar

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	43

Schedule of Investments

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (AGND)

August 31, 2014

Investments	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 33.6%
Federal Home Loan Mortgage Corporation – 6.6%
2.38%, 1/13/22(a)	$100,000	$100,600
4.00%, 12/1/43	94,804	100,417
4.50%, 9/1/44(b)	100,000	108,000

Total Federal Home Loan Mortgage Corporation		309,017
Federal National Mortgage Association – 20.9%
0.88%, 5/21/18(a)	100,000	98,148
4.00%, 7/1/26	41,370	44,237
3.50%, 12/1/26	44,746	47,352
5.50%, 2/1/28	160,383	180,056
2.50%, 8/1/28	45,636	46,428
3.00%, 11/1/28	46,873	48,668
4.50%, 10/1/41	94,386	102,215
3.50%, 6/1/42	94,831	97,784
3.00%, 8/1/43	97,733	97,606
4.00%, 11/1/43	93,763	99,518
5.00%, 9/1/44(b)	100,000	110,295

Total Federal National Mortgage Association		972,307
Government National Mortgage Association – 6.1%
5.00%, 2/20/43	164,476	182,274
3.50%, 9/1/44(b)	100,000	104,016

Total Government National Mortgage Association		286,290
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $1,546,397)		1,567,614
U.S. GOVERNMENT OBLIGATIONS – 28.9%
U.S. Treasury Bonds – 5.6%
U.S. Treasury Bond
4.50%, 2/15/36	25,000	31,529
4.38%, 5/15/40(a)	45,000	56,243
2.88%, 5/15/43	88,000	84,487
3.63%, 8/15/43	79,000	87,443

Total U.S. Treasury Bonds		259,702
U.S. Treasury Notes – 23.3%
U.S. Treasury Note
2.13%, 5/31/15	325,000	329,939
0.38%, 3/31/16	180,000	180,123
1.75%, 5/31/16	170,000	173,941
0.63%, 7/15/16	402,500	403,766

Total U.S. Treasury Notes		1,087,769
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $1,320,157)		1,347,471
CORPORATE BONDS – 23.6%
United States – 23.6%
21st Century Fox America, Inc. 6.65%, 11/15/37	10,000	12,842
American Express Credit Corp. 2.80%, 9/19/16	20,000	20,769
American International Group, Inc. 4.88%, 6/1/22(a)	15,000	16,863
Amgen, Inc. 5.15%, 11/15/41(a)	10,000	11,107
Investments	Principal Amount	Value

AT&T, Inc.
2.38%, 11/27/18(a)	$15,000	$15,295
4.35%, 6/15/45	5,000	4,889
Bank of America Corp. 2.60%, 1/15/19(a)	40,000	40,431
BB&T Corp. 3.20%, 3/15/16(a)	10,000	10,367
Burlington Northern Santa Fe LLC 4.70%, 10/1/19(a)	12,500	14,039
Capital One Financial Corp. 6.15%, 9/1/16(a)	40,000	43,935
Caterpillar Financial Services Corp. 7.15%, 2/15/19	12,500	15,239
Cellco Partnership 8.50%, 11/15/18	13,000	16,326
Citigroup, Inc. 8.13%, 7/15/39	15,000	23,092
Comcast Corp.
5.70%, 5/15/18(a)	10,000	11,443
6.45%, 3/15/37	10,000	13,147
ConocoPhillips 6.50%, 2/1/39	30,000	40,849
Costco Wholesale Corp. 5.50%, 3/15/17(a)	15,000	16,666
DIRECTV Holdings LLC 3.80%, 3/15/22(a)	15,000	15,659
Dow Chemical Co. (The) 4.25%, 11/15/20(a)	15,000	16,396
Duke Energy Florida, Inc. 6.40%, 6/15/38(a)	7,500	10,271
Energy Transfer Partners LP 6.50%, 2/1/42	10,000	12,056
Enterprise Products Operating LLC 3.35%, 3/15/23	5,000	5,047
Ford Motor Co. 4.75%, 1/15/43	10,000	10,508
Freeport-McMoRan, Inc. 3.88%, 3/15/23(a)	10,000	10,167
General Electric Capital Corp.
5.50%, 1/8/20(a)	15,000	17,345
6.75%, 3/15/32, Series A	10,000	13,498
Goldman Sachs Group, Inc. (The) 7.50%, 2/15/19	30,000	36,292
Hartford Financial Services Group, Inc. (The) 5.13%, 4/15/22	30,000	34,332
Home Depot, Inc. (The) 4.88%, 2/15/44(a)	5,000	5,669
JPMorgan Chase & Co.
3.40%, 6/24/15	10,000	10,231
3.20%, 1/25/23	15,000	14,972
5.50%, 10/15/40	10,000	11,761
Kellogg Co. 4.45%, 5/30/16(a)	25,000	26,552
Kinder Morgan Energy Partners LP 6.95%, 1/15/38	5,000	6,157

See Notes to Financial Statements.

44	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (continued)

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (AGND)

August 31, 2014

Investments	Principal Amount	Value

Merck & Co., Inc. 4.15%, 5/18/43	$5,000	$5,124
Microsoft Corp. 3.63%, 12/15/23(a)	45,000	47,760
Mondelez International, Inc. 5.38%, 2/10/20(a)	20,000	22,906
Morgan Stanley 2.13%, 4/25/18	30,000	30,206
Norfolk Southern Corp. 3.00%, 4/1/22	40,000	40,263
Oncor Electric Delivery Co. LLC 7.00%, 9/1/22	20,000	25,796
Oracle Corp. 6.50%, 4/15/38	10,000	13,273
PepsiCo, Inc. 4.50%, 1/15/20	10,000	11,180
Pfizer, Inc. 7.20%, 3/15/39	10,000	14,461
Philip Morris International, Inc. 4.88%, 11/15/43	5,000	5,508
Plains All American Pipeline LP 3.65%, 6/1/22	17,500	18,151
PNC Funding Corp. 5.63%, 2/1/17(a)	35,000	38,347
Prudential Financial, Inc. 6.63%, 12/1/37, Series D(a)	10,000	13,168
Public Service Electric & Gas Co. 2.38%, 5/15/23	25,000	24,053
San Diego Gas & Electric Co. 4.50%, 8/15/40(a)	20,000	21,788
Southern California Edison Co. 4.65%, 10/1/43(a)	20,000	22,377
Time Warner Cable, Inc. 6.75%, 6/15/39	7,500	9,865
Time Warner, Inc. 7.63%, 4/15/31	20,000	27,768
United Technologies Corp. 6.13%, 2/1/19	12,500	14,707
Verizon Communications, Inc. 6.55%, 9/15/43	25,000	32,247
Wal-Mart Stores, Inc. 6.20%, 4/15/38	10,000	13,280
WellPoint, Inc. 4.65%, 1/15/43	15,000	15,522
Wells Fargo & Co. 4.13%, 8/15/23(a)	25,000	26,299
Xerox Corp. 6.35%, 5/15/18(a)	20,000	23,044

TOTAL CORPORATE BONDS (Cost: $1,049,196)		1,101,305
FOREIGN CORPORATE BONDS – 3.8%
Austria – 0.2%
Oesterreichische Kontrollbank AG 4.88%, 2/16/16	10,000	10,637
Investments	Principal Amount	Value

Belgium – 0.5%
Anheuser-Busch InBev Worldwide, Inc. 5.38%, 1/15/20(a)	$20,000	$23,072
Brazil – 0.4%
Petrobras Global Finance B.V. 6.25%, 3/17/24(a)	5,000	5,506
Vale Overseas Ltd. 6.88%, 11/21/36	10,000	11,839

Total Brazil		17,345
Canada – 0.6%
Bank of Montreal 2.50%, 1/11/17	15,000	15,500
Nexen Energy ULC 6.40%, 5/15/37	10,000	12,531

Total Canada		28,031
Mexico – 0.3%
Petroleos Mexicanos 6.50%, 6/2/41(a)	10,000	12,250
Netherlands – 0.6%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 2.13%, 10/13/15	15,000	15,278
Shell International Finance B.V. 5.50%, 3/25/40	10,000	12,381

Total Netherlands		27,659
Spain – 0.3%
Telefonica Emisiones SAU 3.99%, 2/16/16	12,500	13,053
Sweden – 0.4%
Svensk Exportkredit AB 2.13%, 7/13/16	20,000	20,574
United Kingdom – 0.5%
HSBC Holdings PLC 5.10%, 4/5/21	20,000	22,956
TOTAL FOREIGN CORPORATE BONDS (Cost: $169,382)		175,577
FOREIGN GOVERNMENT AGENCIES – 0.6%
Germany – 0.6%
KFW 1.00%, 6/11/18(a)
(Cost: $29,539)	30,000	29,579
FOREIGN GOVERNMENT OBLIGATIONS – 2.0%
Brazil – 0.3%
Brazilian Government International Bond 10.13%, 5/15/27	10,000	16,050
Colombia – 0.1%
Colombia Government International Bond 8.13%, 5/21/24	5,000	6,835
Italy – 0.3%
Italy Government International Bond 5.38%, 6/15/33	10,000	12,192

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	45

Schedule of Investments (concluded)

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (AGND)

August 31, 2014

Investments	Principal Amount	Value

Mexico – 0.5%
Mexico Government International Bond
3.63%, 3/15/22	$6,000	$6,261
4.00%, 10/2/23	15,000	15,919

Total Mexico		22,180
Philippines – 0.3%
Philippine Government International Bond 9.50%, 2/2/30	10,000	16,062
Poland – 0.2%
Poland Government International Bond 3.00%, 3/17/23	7,500	7,416
Turkey – 0.3%
Turkey Government International Bond 7.38%, 2/5/25	10,000	12,465
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $88,391)		93,200
SUPRANATIONAL BONDS – 1.3%
European Investment Bank 4.00%, 2/16/21	20,000	22,323
International Finance Corp. 2.75%, 4/20/15	40,000	40,640

TOTAL SUPRANATIONAL BONDS (Cost: $62,255)		62,963
COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.2%
United States – 2.2%
Citigroup Commercial Mortgage Trust 1.99%, 4/10/46, Series 2013-GC11, Class A2	15,000	15,039
COMM Mortgage Trust 1.34%, 7/10/45, Series 2013-CR9, Class A1	25,375	25,468
GS Mortgage Securities Trust 4.24%, 8/10/46, Series 2013-GC14, Class A5	15,000	16,285
JPMorgan Chase Commercial Mortgage Securities Trust 2.67%, 1/15/46, Series 2013-C13, Class A2	15,000	15,373
Morgan Stanley Bank of America Merrill Lynch Trust 3.13%, 12/15/48, Series 2013-C8, Class A4	15,000	15,065
WFRBS Commercial Mortgage Trust 4.02%, 12/15/46, Series 2013-C17, Class A4	15,000	16,003

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $101,979)		103,233
MUNICIPAL BONDS – 1.1%
United States – 1.1%
Port Authority of New York & New Jersey 4.96%, 8/1/46, Series 181	10,000	11,577
State of California 7.55%, 4/1/39	25,000	37,891

TOTAL MUNICIPAL BONDS (Cost: $43,983)		49,468
Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 16.1%
United States – 16.1%
State Street Navigator Securities Lending Prime Portfolio, 0.15%(c)
(Cost: $752,336)(d)	752,336	$752,336
TOTAL INVESTMENTS IN SECURITIES – 113.2% (Cost: $5,163,615)		5,282,746
Liabilities in Excess of Cash and Other Assets – (13.2)%		(617,953)

NET ASSETS – 100.0%		$4,664,793
(a)	Security, or portion thereof, was on loan at August 31, 2014 (See Note 2).

(b)	To-be-announced (“TBA”) security (See Note 2).

(c)	Rate shown represents annualized 7-day yield as of August 31, 2014.

(d)	At August 31, 2014, the total market value of the Fund’s securities on loan was $736,784 and the total market value of the collateral held by the Fund was $752,336.

See Notes to Financial Statements.

46	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (AGZD)

August 31, 2014

Investments	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 31.8%
Federal Home Loan Mortgage Corporation – 6.2%
2.38%, 1/13/22(a)	$100,000	$100,600
4.00%, 12/1/43	94,804	100,417
4.50%, 9/1/44(b)	100,000	108,000

Total Federal Home Loan Mortgage Corporation		309,017
Federal National Mortgage Association – 19.8%
0.88%, 5/21/18(a)	100,000	98,148
5.50%, 10/1/25	177,539	198,337
4.00%, 7/1/26	41,370	44,237
3.50%, 12/1/26	44,746	47,352
2.50%, 8/1/28	45,636	46,428
3.00%, 11/1/28	46,873	48,668
4.50%, 9/1/39	91,717	99,112
3.50%, 6/1/42	94,831	97,784
3.00%, 8/1/43	97,733	97,606
4.00%, 11/1/43	93,763	99,518
5.00%, 9/1/44(b)	100,000	110,295

Total Federal National Mortgage Association		987,485
Government National Mortgage Association – 5.8%
5.00%, 2/20/43	164,476	182,274
3.50%, 9/1/44(b)	100,000	104,016

Total Government National Mortgage Association		286,290
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $1,562,193)		1,582,792
U.S. GOVERNMENT OBLIGATIONS – 32.5%
U.S. Treasury Bonds – 5.7%
U.S. Treasury Bond
4.50%, 2/15/36	25,000	31,530
4.38%, 5/15/40(a)	45,000	56,243
2.88%, 5/15/43	93,000	89,287
3.63%, 8/15/43	95,000	105,153

Total U.S. Treasury Bonds		282,213
U.S. Treasury Notes – 26.8%
U.S. Treasury Note
2.13%, 5/31/15	425,000	431,458
0.38%, 3/31/16	190,000	190,130
1.75%, 5/31/16	170,000	173,941
0.63%, 7/15/16	540,000	541,698

Total U.S. Treasury Notes		1,337,227
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $1,589,023)		1,619,440
CORPORATE BONDS – 23.0%
United States – 23.0%
21st Century Fox America, Inc. 6.65%, 11/15/37	10,000	12,842
American Express Credit Corp. 2.80%, 9/19/16	20,000	20,769
American International Group, Inc. 4.88%, 6/1/22(a)	15,000	16,863
Amgen, Inc. 5.15%, 11/15/41(a)	10,000	11,107
Investments	Principal Amount	Value

AT&T, Inc. 2.38%, 11/27/18(a)	$15,000	$15,295
4.35%, 6/15/45	5,000	4,889
Bank of America Corp. 2.60%, 1/15/19(a)	40,000	40,431
BB&T Corp. 3.20%, 3/15/16(a)	10,000	10,367
Burlington Northern Santa Fe LLC 4.70%, 10/1/19(a)	12,500	14,039
Capital One Financial Corp. 6.15%, 9/1/16(a)	40,000	43,935
Caterpillar Financial Services Corp. 7.15%, 2/15/19	12,500	15,239
CBS Corp. 8.88%, 5/15/19	20,000	25,772
Cellco Partnership 8.50%, 11/15/18	9,000	11,303
Citigroup, Inc. 8.13%, 7/15/39	15,000	23,092
Comcast Corp. 5.70%, 5/15/18(a)	10,000	11,443
6.45%, 3/15/37	10,000	13,147
ConocoPhillips 6.50%, 2/1/39	30,000	40,849
Costco Wholesale Corp. 5.50%, 3/15/17(a)	15,000	16,665
DIRECTV Holdings LLC 3.80%, 3/15/22(a)	15,000	15,659
Dow Chemical Co. (The) 4.25%, 11/15/20(a)	15,000	16,396
Duke Energy Florida, Inc. 6.40%, 6/15/38(a)	7,500	10,271
Energy Transfer Partners LP 6.50%, 2/1/42	10,000	12,056
Enterprise Products Operating LLC 3.35%, 3/15/23	5,000	5,047
Ford Motor Co. 4.75%, 1/15/43	10,000	10,508
Freeport-McMoRan, Inc. 3.88%, 3/15/23(a)	10,000	10,167
General Electric Capital Corp. 5.50%, 1/8/20(a)	15,000	17,345
6.75%, 3/15/32, Series A	10,000	13,498
Goldman Sachs Group, Inc. (The) 7.50%, 2/15/19	30,000	36,292
Hartford Financial Services Group, Inc. (The) 5.13%, 4/15/22	30,000	34,332
Home Depot, Inc. (The) 4.88%, 2/15/44(a)	5,000	5,669
JPMorgan Chase & Co. 3.40%, 6/24/15	10,000	10,231
3.20%, 1/25/23	15,000	14,972
5.50%, 10/15/40	10,000	11,761
Kellogg Co. 4.45%, 5/30/16(a)	25,000	26,552

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	47

Schedule of Investments (continued)

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (AGZD)

August 31, 2014

Investments	Principal Amount	Value

Kinder Morgan Energy Partners LP 5.50%, 3/1/44	$10,000	$10,582
Merck & Co., Inc. 4.15%, 5/18/43	5,000	5,124
Microsoft Corp. 3.63%, 12/15/23(a)	45,000	47,760
Mondelez International, Inc. 5.38%, 2/10/20(a)	20,000	22,906
Morgan Stanley 2.13%, 4/25/18	30,000	30,206
Norfolk Southern Corp. 3.00%, 4/1/22	40,000	40,263
Oncor Electric Delivery Co. LLC 7.00%, 9/1/22	20,000	25,796
Oracle Corp. 6.50%, 4/15/38	10,000	13,273
PepsiCo, Inc. 4.50%, 1/15/20	10,000	11,180
Pfizer, Inc. 7.20%, 3/15/39	10,000	14,461
Philip Morris International, Inc. 4.88%, 11/15/43	5,000	5,508
Plains All American Pipeline LP 3.65%, 6/1/22	17,500	18,151
PNC Funding Corp. 5.63%, 2/1/17(a)	35,000	38,347
Prudential Financial, Inc. 6.63%, 12/1/37, Series D(a)	10,000	13,168
Public Service Electric & Gas Co. 2.38%, 5/15/23	25,000	24,053
San Diego Gas & Electric Co. 4.50%, 8/15/40(a)	20,000	21,788
Southern California Edison Co. 4.65%, 10/1/43(a)	20,000	22,377
Thomson Reuters Corp. 6.50%, 7/15/18(a)	15,000	17,468
Time Warner Cable, Inc. 6.75%, 6/15/39	7,500	9,865
Time Warner, Inc. 7.63%, 4/15/31	20,000	27,768
United Technologies Corp. 6.13%, 2/1/19	12,500	14,707
Verizon Communications, Inc. 6.55%, 9/15/43	25,000	32,247
Wal-Mart Stores, Inc. 6.20%, 4/15/38	10,000	13,280
WellPoint, Inc. 4.65%, 1/15/43	15,000	15,522
Wells Fargo & Co. 4.13%, 8/15/23(a)	25,000	26,299
Xerox Corp. 6.35%, 5/15/18(a)	20,000	23,044

TOTAL CORPORATE BONDS (Cost: $1,090,928)		1,143,946
Investments	Principal Amount	Value

FOREIGN CORPORATE BONDS – 3.9%
Austria – 0.2%
Oesterreichische Kontrollbank AG 4.88%, 2/16/16	$10,000	$10,637
Belgium – 0.5%
Anheuser-Busch InBev Worldwide, Inc. 5.38%, 1/15/20(a)	20,000	23,072
Brazil – 0.3%
Petrobras International Finance Co. 6.88%, 1/20/40	4,000	4,542
Vale Overseas Ltd. 6.88%, 11/21/36	10,000	11,839

Total Brazil		16,381
Canada – 0.6%
Bank of Montreal 2.50%, 1/11/17	15,000	15,500
Nexen Energy ULC 6.40%, 5/15/37	10,000	12,531

Total Canada		28,031
Mexico – 0.2%
Petroleos Mexicanos 6.00%, 3/5/20(a)	10,000	11,525
Netherlands – 0.5%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 2.13%, 10/13/15	15,000	15,278
Shell International Finance B.V. 5.50%, 3/25/40	10,000	12,381

Total Netherlands		27,659
Spain – 0.3%
Telefonica Emisiones SAU 3.99%, 2/16/16	12,500	13,053
Sweden – 0.4%
Svensk Exportkredit AB 2.13%, 7/13/16	20,000	20,573
United Kingdom – 0.9%
HSBC Holdings PLC 5.10%, 4/5/21	20,000	22,956
Vodafone Group PLC 5.45%, 6/10/19	20,000	22,796

Total United Kingdom		45,752
TOTAL FOREIGN CORPORATE BONDS (Cost: $190,819)		196,683
FOREIGN GOVERNMENT AGENCIES – 0.6%
Germany – 0.6%
KFW 1.00%, 6/11/18(a)
(Cost: $29,539)	30,000	29,579
FOREIGN GOVERNMENT OBLIGATIONS – 1.9%
Brazil – 0.3%
Brazilian Government International Bond 10.13%, 5/15/27	10,000	16,050

See Notes to Financial Statements.

48	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (concluded)

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (AGZD)

August 31, 2014

Investments	Principal Amount	Value

Colombia – 0.1%
Colombia Government International Bond 8.13%, 5/21/24	$5,000	$6,835
Italy – 0.2%
Italy Government International Bond 5.38%, 6/15/33	10,000	12,192
Mexico – 0.5%
Mexico Government International Bond 3.63%, 3/15/22	6,000	6,261
4.00%, 10/2/23	15,000	15,919

Total Mexico		22,180
Philippines – 0.3%
Philippine Government International Bond 9.50%, 2/2/30	10,000	16,062
Poland – 0.2%
Poland Government International Bond 3.00%, 3/17/23	7,500	7,416
Turkey – 0.3%
Turkey Government International Bond 7.38%, 2/5/25	10,000	12,465
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $88,391)		93,200
SUPRANATIONAL BONDS – 1.2%
European Investment Bank 4.00%, 2/16/21	20,000	22,323
International Finance Corp. 2.75%, 4/20/15	40,000	40,641

TOTAL SUPRANATIONAL BONDS (Cost: $62,255)		62,964
COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.1%
United States – 2.1%
Citigroup Commercial Mortgage Trust 1.99%, 4/10/46, Series 2013-GC11, Class A2	15,000	15,039
COMM Mortgage Trust 1.34%, 7/10/45, Series 2013-CR9, Class A1	25,375	25,468
GS Mortgage Securities Trust 4.24%, 8/10/46, Series 2013-GC14, Class A5	15,000	16,285
JPMorgan Chase Commercial Mortgage Securities Trust 2.67%, 1/15/46, Series 2013-C13, Class A2	15,000	15,373
Morgan Stanley Bank of America Merrill Lynch Trust 3.13%, 12/15/48, Series 2013-C8, Class A4	15,000	15,065
WFRBS Commercial Mortgage Trust 4.02%, 12/15/46, Series 2013-C17, Class A4	15,000	16,003

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $101,979)		103,233
MUNICIPAL BONDS – 1.0%
United States – 1.0%
Port Authority of New York & New Jersey 4.96%, 8/1/46, Series 181	10,000	11,577
State of California 7.55%, 4/1/39	25,000	37,891

TOTAL MUNICIPAL BONDS (Cost: $43,984)		49,468
Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 15.7%
United States – 15.7%
State Street Navigator Securities Lending Prime Portfolio, 0.15%(c)
(Cost: $779,486)(d)	779,486	$779,486
TOTAL INVESTMENTS IN SECURITIES – 113.7% (Cost: $5,538,597)		5,660,791
Liabilities in Excess of Cash and Other Assets – (13.7)%		(683,021)

NET ASSETS – 100.0%		$4,977,770
(a)	Security, or portion thereof, was on loan at August 31, 2014 (See Note 2).

(b)	To-be-announced (“TBA”) security (See Note 2).

(c)	Rate shown represents annualized 7-day yield as of August 31, 2014.

(d)	At August 31, 2014, the total market value of the Fund’s securities on loan was $763,412 and the total market value of the collateral held by the Fund was $779,486.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	49

Schedule of Investments

WisdomTree Bloomberg Floating Rate Treasury Fund (USFR)

August 31, 2014

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 100.0%
U.S. Treasury Notes – 100.0%
U.S. Treasury Floating Rate Note 0.08%, 1/31/16**	$1,055,000	$1,055,143
0.10%, 4/30/16**(a)	1,058,000	1,058,472
0.10%, 7/31/16**	385,000	385,131

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $2,498,053)		2,498,746

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 30.6%
United States – 30.6%
State Street Navigator Securities Lending Prime Portfolio, 0.15%(b)
(Cost: $764,916)(c)	764,916	764,916
TOTAL INVESTMENTS IN SECURITIES – 130.6% (Cost: $3,262,969)		3,263,662
Liabilities in Excess of Cash and Other Assets – (30.6)%		(764,285)

NET ASSETS – 100.0%		$2,499,377
**	Floating rate note. Coupon shown is in effect at August 31, 2014. Date represents the ultimate maturity date.

(a)	Security, or portion thereof, was on loan at August 31, 2014 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of August 31, 2014.

(c)	At August 31, 2014, the total market value of the Fund’s securities on loan was $749,300 and the total market value of the collateral held by the Fund was $764,916.

See Notes to Financial Statements.

50	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (HYND)

August 31, 2014

Investments	Principal Amount	Value

CORPORATE BONDS – 84.5%
United States – 84.5%
AES Corp. 8.00%, 10/15/17	$26,000	$30,030
Affinion Group, Inc. 7.88%, 12/15/18	40,000	36,750
Alcoa, Inc. 6.75%, 7/15/18(a)	20,000	22,929
Alere, Inc. 7.25%, 7/1/18	60,000	63,600
Ally Financial, Inc. 5.50%, 2/15/17(a)	104,000	111,215
Associated Materials LLC 9.13%, 11/1/17(a)	80,000	80,500
Avaya, Inc. 7.00%, 4/1/19(a)(b)	20,000	20,000
Best Buy Co., Inc. 5.00%, 8/1/18(a)	60,000	62,100
Beverages & More, Inc. 10.00%, 11/15/18(b)	30,000	28,763
Cablevision Systems Corp. 7.75%, 4/15/18(a)	100,000	111,625
Carrizo Oil & Gas, Inc. 8.63%, 10/15/18	40,000	42,025
CDW LLC 8.50%, 4/1/19	40,000	43,200
CIT Group, Inc. 5.00%, 5/15/17	120,000	127,050
Clear Channel Communications, Inc. 6.88%, 6/15/18	40,000	38,550
CNH Industrial Capital LLC 6.25%, 11/1/16(a)	80,000	86,200
Cogent Communications Holdings, Inc. 8.38%, 2/15/18(b)	60,000	63,600
Dell, Inc. 3.10%, 4/1/16	9,000	9,124
DISH DBS Corp. 4.25%, 4/1/18(a)	120,000	123,150
DynCorp International, Inc. 10.38%, 7/1/17	40,000	38,100
E*TRADE Financial Corp. 6.75%, 6/1/16(a)	80,000	86,100
EPL Oil & Gas, Inc. 8.25%, 2/15/18(a)	29,000	30,885
EV Energy Partners L.P. 8.00%, 4/15/19	20,000	20,800
First Data Corp. 7.38%, 6/15/19(b)	49,000	52,430
General Motors Co. 3.50%, 10/2/18(a)	140,000	143,675
GenOn Energy, Inc. 7.88%, 6/15/17(a)	100,000	105,500
Genworth Holdings, Inc. 6.15%, 11/15/66(a)(c)	30,000	26,475
HCA, Inc. 6.50%, 2/15/16	50,000	53,187
Investments	Principal Amount	Value

HD Supply, Inc. 8.13%, 4/15/19	$49,000	$53,655
Hertz Corp. (The) 6.75%, 4/15/19	40,000	42,150
Hexion U.S. Finance Corp. 8.88%, 2/1/18(a)	80,000	83,200
International Lease Finance Corp. 8.75%, 3/15/17(a)	120,000	137,625
inVentiv Health, Inc. 11.00%, 8/15/18(b)	40,000	33,400
iStar Financial, Inc. 4.88%, 7/1/18	29,000	29,000
Kinder Morgan Finance Co. LLC 5.70%, 1/5/16	70,000	73,806
Kinetic Concepts, Inc. 10.50%, 11/1/18	80,000	89,500
Lennar Corp. 4.75%, 12/15/17	100,000	104,500
Level 3 Financing, Inc. 9.38%, 4/1/19(a)	50,000	54,250
Masco Corp. 6.13%, 10/3/16(a)	20,000	21,750
MGM Resorts International 7.63%, 1/15/17	40,000	44,500
Navient LLC 8.45%, 6/15/18	135,000	157,437
Pactiv LLC 8.13%, 6/15/17	60,000	66,300
Peabody Energy Corp. 6.00%, 11/15/18(a)	29,000	30,015
PPL Capital Funding, Inc. 6.70%, 3/30/67, Series A(c)	30,000	30,615
Safway Group Holding LLC 7.00%, 5/15/18(b)	69,000	72,967
Sears Holdings Corp. 6.63%, 10/15/18(a)	29,000	26,535
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(b)	20,000	20,650
Springleaf Finance Corp. 6.90%, 12/15/17, Series J	100,000	109,500
Sprint Communications, Inc. 9.00%, 11/15/18(a)(b)	120,000	142,950
Standard Pacific Corp. 8.38%, 5/15/18(a)	20,000	23,300
SUPERVALU, Inc. 8.00%, 5/1/16	60,000	65,700
Synovus Financial Corp. 5.13%, 6/15/17	54,000	55,620
T-Mobile USA, Inc. 6.46%, 4/28/19(a)	40,000	41,800
Tenet Healthcare Corp. 5.00%, 3/1/19(b)	29,000	29,435
Toys R Us, Inc. 10.38%, 8/15/17(a)	20,000	17,550
TransUnion Holding Co., Inc. 8.13%, 6/15/18	60,000	62,550

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	51

Schedule of Investments (concluded)

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (HYND)

August 31, 2014

Investments	Principal Amount	Value

U.S. Airways Group, Inc. 6.13%, 6/1/18(a)	$100,000	$104,750
U.S. Foods, Inc. 8.50%, 6/30/19	60,000	64,020
United Continental Holdings, Inc. 6.38%, 6/1/18(a)	100,000	105,750
USG Corp. 9.75%, 1/15/18	40,000	47,300
Valeant Pharmaceuticals International, Inc. 6.75%, 8/15/18(a)(b)	60,000	64,350
Verso Paper Holdings LLC 11.75%, 1/15/19	29,000	27,333
VWR Funding, Inc. 7.25%, 9/15/17(a)	40,000	42,350
Westmoreland Coal Co. 10.75%, 2/1/18	28,000	29,925
Windstream Corp. 7.88%, 11/1/17	20,000	22,825
TOTAL CORPORATE BONDS (Cost: $3,864,609)		3,886,426
FOREIGN CORPORATE BONDS – 10.8%
Canada – 0.5%
Tervita Corp. 8.00%, 11/15/18(a)(b)	20,000	20,850
Cyprus – 2.2%
Drill Rigs Holdings, Inc. 6.50%, 10/1/17(a)(b)	100,000	103,500
Italy – 1.0%
Telecom Italia Capital S.A. 7.00%, 6/4/18(a)	40,000	45,500
Luxembourg – 4.1%
ArcelorMittal 5.00%, 2/25/17(a)	129,000	135,288
Intelsat Jackson Holdings S.A. 7.25%, 4/1/19(a)	49,000	51,879

Total Luxembourg		187,167
Norway – 3.0%
Eksportfinans ASA 2.00%, 9/15/15(a)	140,000	140,350
TOTAL FOREIGN CORPORATE BONDS (Cost: $495,667)		497,367

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 30.0%
United States – 30.0%
State Street Navigator Securities Lending Prime Portfolio, 0.15%(d)
(Cost: $1,377,173)(e)	1,377,173	1,377,173
TOTAL INVESTMENTS IN SECURITIES – 125.3% (Cost: $5,737,449)		5,760,966
Liabilities in Excess of Cash and Other Assets – (25.3)%		(1,163,696)

NET ASSETS – 100.0%		$4,597,270

(a)	Security, or portion thereof, was on loan at August 31, 2014 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown reflects the current rate on securities with variable or step rates.

(d)	Rate shown represents annualized 7-day yield as of August 31, 2014.

(e)	At August 31, 2014, the total market value of the Fund’s securities on loan was $1,349,160 and the total market value of the collateral held by the Fund was $1,377,173.

See Notes to Financial Statements.

52	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (HYZD)

August 31, 2014

Investments	Principal Amount	Value

CORPORATE BONDS – 83.6%
United States – 83.6%
AES Corp. 8.00%, 10/15/17	$65,000	$75,075
Affinion Group, Inc. 7.88%, 12/15/18(a)	143,000	131,381
Alcoa, Inc. 6.75%, 7/15/18(a)	100,000	114,647
Alere, Inc. 7.25%, 7/1/18	120,000	127,200
Ally Financial, Inc. 5.50%, 2/15/17(a)	350,000	374,281
Associated Materials LLC 9.13%, 11/1/17(a)	200,000	201,250
Avaya, Inc. 7.00%, 4/1/19(a)(b)	16,000	16,000
Avon Products, Inc. 6.50%, 3/1/19(a)	29,000	31,769
Best Buy Co., Inc. 5.00%, 8/1/18(a)	120,000	124,200
Beverages & More, Inc. 10.00%, 11/15/18(b)	69,000	66,154
Big Heart Pet Brands 7.63%, 2/15/19	150,000	155,062
Cablevision Systems Corp. 7.75%, 4/15/18(a)	250,000	279,062
Carrizo Oil & Gas, Inc. 8.63%, 10/15/18	80,000	84,050
CCO Holdings LLC 7.00%, 1/15/19	250,000	262,800
CDW LLC 8.50%, 4/1/19	114,000	123,120
Chinos Intermediate Holdings A, Inc. 7.75%, 5/1/19, PIK(b)	200,000	196,000
CIT Group, Inc. 5.00%, 5/15/17	311,000	329,271
Clear Channel Communications, Inc. 6.88%, 6/15/18	100,000	96,375
CNH Industrial Capital LLC 6.25%, 11/1/16(a)	200,000	215,500
Cogent Communications Holdings, Inc. 8.38%, 2/15/18(b)	120,000	127,200
Constellation Brands, Inc. 7.25%, 9/1/16(a)	50,000	55,250
D.R. Horton, Inc. 3.75%, 3/1/19	89,000	89,445
Dell, Inc. 3.10%, 4/1/16	29,000	29,399
DISH DBS Corp. 4.25%, 4/1/18	261,000	267,851
DynCorp International, Inc. 10.38%, 7/1/17	100,000	95,250
E*TRADE Financial Corp. 6.75%, 6/1/16(a)	200,000	215,250
Eagle Midco, Inc. 9.00%, 6/15/18(b)	150,000	154,875
Investments	Principal Amount	Value

EPL Oil & Gas, Inc. 8.25%, 2/15/18(a)	$73,000	$77,745
EV Energy Partners L.P. 8.00%, 4/15/19	50,000	52,000
First Data Corp. 7.38%, 6/15/19(b)	98,000	104,860
General Motors Co. 3.50%, 10/2/18(a)	350,000	359,187
GenOn Energy, Inc. 7.88%, 6/15/17(a)	250,000	263,750
Genworth Holdings, Inc. 6.15%, 11/15/66(a)(c)	125,000	110,313
HCA, Inc. 6.50%, 2/15/16	111,000	118,076
HD Supply, Inc. 8.13%, 4/15/19	123,000	134,685
Headwaters, Inc. 7.25%, 1/15/19	200,000	211,500
Hertz Corp. (The) 6.75%, 4/15/19(a)	100,000	105,375
Hexion U.S. Finance Corp. 8.88%, 2/1/18(a)	211,000	219,440
International Lease Finance Corp. 8.75%, 3/15/17	273,000	313,097
inVentiv Health, Inc. 11.00%, 8/15/18(b)	89,000	74,315
iStar Financial, Inc.
7.13%, 2/15/18	50,000	54,500
4.88%, 7/1/18	73,000	73,000
KB Home 4.75%, 5/15/19(a)	40,000	40,100
Kinder Morgan Finance Co. LLC 5.70%, 1/5/16	225,000	237,234
Kinetic Concepts, Inc. 10.50%, 11/1/18	200,000	223,750
Lennar Corp. 4.75%, 12/15/17	200,000	209,000
Level 3 Financing, Inc. 9.38%, 4/1/19(a)	125,000	135,625
Masco Corp. 6.13%, 10/3/16(a)	50,000	54,375
MGM Resorts International 7.63%, 1/15/17	117,000	130,163
Michaels FinCo Holdings LLC 7.50%, 8/1/18, PIK(a)(b)	34,000	34,935
Navient LLC 8.45%, 6/15/18	400,000	466,480
NRG Energy, Inc. 7.63%, 1/15/18	250,000	282,125
Pactiv LLC 8.13%, 6/15/17	150,000	165,750
Peabody Energy Corp. 6.00%, 11/15/18(a)	61,000	63,135
PPL Capital Funding, Inc. 6.70%, 3/30/67, Series A(c)	75,000	76,537

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	53

Schedule of Investments (continued)

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (HYZD)

August 31, 2014

Investments	Principal Amount	Value

PulteGroup, Inc. 7.63%, 10/15/17	$40,000	$45,800
Radian Group, Inc. 5.50%, 6/1/19	250,000	256,250
Sabine Pass LNG L.P. 7.50%, 11/30/16	250,000	272,812
Safway Group Holding LLC 7.00%, 5/15/18(b)	123,000	130,073
Sears Holdings Corp. 6.63%, 10/15/18	20,000	18,300
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(b)	80,000	82,600
Springleaf Finance Corp. 6.90%, 12/15/17, Series J	100,000	109,500
Sprint Communications, Inc. 9.00%, 11/15/18(a)(b)	329,000	391,921
Standard Pacific Corp. 8.38%, 5/15/18(a)	50,000	58,250
Syniverse Holdings, Inc. 9.13%, 1/15/19	200,000	212,250
Synovus Financial Corp. 5.13%, 6/15/17	135,000	139,050
T-Mobile USA, Inc. 6.46%, 4/28/19(a)	139,000	145,255
Tenet Healthcare Corp. 5.00%, 3/1/19(b)	139,000	141,085
Thompson Creek Metals Co., Inc. 7.38%, 6/1/18	150,000	150,750
Toys R Us, Inc. 10.38%, 8/15/17	63,000	55,283
TransUnion Holding Co., Inc. 8.13%, 6/15/18	250,000	260,625
U.S. Airways Group, Inc. 6.13%, 6/1/18(a)	200,000	209,500
U.S. Foods, Inc. 8.50%, 6/30/19	150,000	160,050
United Continental Holdings, Inc. 6.38%, 6/1/18(a)	200,000	211,500
Univision Communications, Inc. 6.88%, 5/15/19(b)	37,000	39,313
USG Corp. 9.75%, 1/15/18	200,000	236,500
Valeant Pharmaceuticals International, Inc. 6.75%, 8/15/18(a)(b)	189,000	202,702
Verso Paper Holdings LLC 11.75%, 1/15/19	58,000	54,665
VWR Funding, Inc. 7.25%, 9/15/17(a)	98,000	103,758
West Corp. 7.88%, 1/15/19(a)	33,000	34,712
Westmoreland Coal Co. 10.75%, 2/1/18	145,000	154,969
Whiting Petroleum Corp. 5.00%, 3/15/19(a)	49,000	51,940

Investments	Principal Amount	Value

Windstream Corp. 7.88%, 11/1/17	$100,000	$114,125

TOTAL CORPORATE BONDS (Cost: $12,493,859)		12,472,307
FOREIGN CORPORATE BONDS – 12.7%
Australia – 0.3%
FMG Resources August 2006 Pty Ltd. 6.00%, 4/1/17(a)(b)	50,000	52,281
Canada – 0.9%
Telesat Canada 6.00%, 5/15/17(a)(b)	103,000	106,141
Tervita Corp. 8.00%, 11/15/18(a)(b)	21,000	21,893

Total Canada		128,034
France – 1.7%
Numericable Group S.A. 4.88%, 5/15/19(b)	250,000	254,063
Germany – 1.8%
Schaeffler Holding Finance B.V. 6.88%, 8/15/18, PIK(b)	250,000	264,688
Italy – 1.2%
Telecom Italia Capital S.A. 5.25%, 10/1/15(a)	90,000	93,937
7.00%, 6/4/18(a)	73,000	83,038

Total Italy		176,975
Luxembourg – 5.0%
ArcelorMittal 5.00%, 2/25/17	329,000	345,039
ConvaTec Healthcare E S.A. 10.50%, 12/15/18(b)	250,000	268,437
Intelsat Jackson Holdings S.A. 7.25%, 4/1/19(a)	123,000	130,226

Total Luxembourg		743,702
Norway – 1.8%
Eksportfinans ASA 2.00%, 9/15/15(a)	272,000	272,680
TOTAL FOREIGN CORPORATE BONDS (Cost: $1,893,036)		1,892,423

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 10.1%
United States – 10.1%
State Street Navigator Securities Lending Prime Portfolio, 0.15%(d)
(Cost: $1,507,535)(e)	1,507,535	1,507,535
TOTAL INVESTMENTS IN SECURITIES – 106.4% (Cost: $15,894,430)		15,872,265
Liabilities in Excess of Cash and Other Assets – (6.4)%		(956,496)

NET ASSETS – 100.0%		$14,915,769

See Notes to Financial Statements.

54	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (concluded)

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (HYZD)

August 31, 2014

(a)	Security, or portion thereof, was on loan at August 31, 2014 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown reflects the current rate on securities with variable or step rates.

(d)	Rate shown represents annualized 7-day yield as of August 31, 2014.

(e)

At August 31, 2014, the total market value of the Fund’s securities on loan was $1,493,018 and the total market value of the collateral held by the Fund was $1,523,960. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $16,425.

PIK – Payment In Kind

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	55

Schedule of Investments

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2014

Investments	Principal Amount	Value

FOREIGN CORPORATE BONDS – 95.1%
Brazil – 20.6%
Braskem Finance Ltd. 5.75%, 4/15/21, Reg S	$3,668,000	$3,874,508
Centrais Eletricas Brasileiras S.A. 5.75%, 10/27/21, Reg S(a)	2,254,000	2,345,287
CSN Resources S.A. 6.50%, 7/21/20, Reg S(a)	2,004,000	2,087,166
Odebrecht Finance Ltd. 4.38%, 4/25/25(a)(b)	2,520,000	2,465,694
Odebrecht Offshore Drilling Finance Ltd. 6.75%, 10/1/22, Reg S	1,335,180	1,450,339
Oi S.A. 5.75%, 2/10/22, Reg S	951,000	909,394
Petrobras Global Finance B.V. 5.63%, 5/20/43	2,080,000	2,016,581
Petrobras International Finance Co. 5.38%, 1/27/21(a)	4,987,000	5,261,036
Vale Overseas Ltd. 4.38%, 1/11/22(a)	3,459,000	3,613,029

Total Brazil		24,023,034
Chile – 2.0%
Cencosud S.A. 4.88%, 1/20/23, Reg S(a)	2,340,000	2,363,400
China – 2.7%
China Overseas Finance Cayman VI Ltd. 4.25%, 5/8/19, Reg S	710,000	726,724
Country Garden Holdings Co. Ltd. 7.25%, 4/4/21, Reg S(a)	2,450,000	2,431,625

Total China		3,158,349
Colombia – 5.7%
Ecopetrol S.A. 7.63%, 7/23/19(a)	2,650,000	3,238,167
Pacific Rubiales Energy Corp. 5.38%, 1/26/19(a)(b)	2,360,000	2,463,250
5.13%, 3/28/23, Reg S(a)	990,000	1,003,613

Total Colombia		6,705,030
Hong Kong – 5.3%
Hutchison Whampoa International 11 Ltd. 4.63%, 1/13/22, Reg S(a)	1,365,000	1,492,396
MIE Holdings Corp. 7.50%, 4/25/19(b)	2,000,000	2,123,970
Noble Group Ltd. 6.75%, 1/29/20, Reg S(a)	2,253,000	2,534,625

Total Hong Kong		6,150,991
India – 5.9%
Bharti Airtel International Netherlands B.V. 5.35%, 5/20/24(a)(b)	2,700,000	2,908,481
Vedanta Resources PLC 8.25%, 6/7/21, Reg S(a)	3,488,000	3,937,080

Total India		6,845,561
Investments	Principal Amount	Value

Indonesia – 6.5%
Pertamina Persero PT 5.63%, 5/20/43, Reg S(a)	5,420,000	5,247,915
Perusahaan Gas Negara Persero Tbk PT 5.13%, 5/16/24, Reg S	2,260,000	2,340,512

Total Indonesia		7,588,427
Jamaica – 4.0%
Digicel Group Ltd. 8.25%, 9/30/20, Reg S(a)	4,360,000	4,697,900
Kazakhstan – 2.9%
KazMunayGas National Co. JSC 6.38%, 4/9/21, Reg S(a)	2,967,000	3,367,545
Macau – 1.0%
MCE Finance Ltd. 5.00%, 2/15/21(b)	1,100,000	1,116,500
Mexico – 13.3%
Cemex S.A.B. de C.V. 6.50%, 12/10/19(a)(b)	200,000	213,500
7.25%, 1/15/21, Reg S(a)	1,810,000	1,995,525
7.25%, 1/15/21(b)	200,000	220,500
Empresas ICA S.A.B. de C.V. 8.90%, 2/4/21, Reg S(a)	2,280,000	2,433,900
Grupo Bimbo S.A.B. de C.V. 4.50%, 1/25/22, Reg S	2,668,000	2,851,158
Mexichem S.A.B. de C.V. 4.88%, 9/19/22, Reg S(a)	3,850,000	4,119,500
Southern Copper Corp. 5.25%, 11/8/42(a)	3,810,000	3,737,610

Total Mexico		15,571,693
Morocco – 2.6%
OCP S.A. 5.63%, 4/25/24(b)	200,000	212,500
5.63%, 4/25/24, Reg S	2,700,000	2,868,750

Total Morocco		3,081,250
Peru – 1.8%
Volcan Cia Minera S.A.A. 5.38%, 2/2/22, Reg S(a)	2,106,000	2,154,438
Qatar – 2.8%
Ooredoo International Finance Ltd. 4.75%, 2/16/21, Reg S	2,956,000	3,255,295
Russia – 10.7%
EDC Finance Ltd. 4.88%, 4/17/20, Reg S	810,000	741,150
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd. 5.13%, 12/12/17, Reg S(a)	1,750,000	1,699,687
Evraz Group S.A. 6.75%, 4/27/18, Reg S	3,351,000	3,166,695
Lukoil International Finance B.V. 6.13%, 11/9/20, Reg S	1,573,000	1,582,831
Severstal OAO Via Steel Capital S.A. 6.70%, 10/25/17, Reg S	235,000	244,400

See Notes to Financial Statements.

56	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (concluded)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2014

Investments	Principal Amount	Value

Severstal OAO via Steel Capital S.A. 5.90%, 10/17/22, Reg S	$677,000	$658,383
VimpelCom Holdings B.V. 7.50%, 3/1/22, Reg S	4,352,000	4,395,520

Total Russia		12,488,666
Singapore – 1.5%
Puma International Financing S.A. 6.75%, 2/1/21, Reg S	500,000	516,875
6.75%, 2/1/21(b)	1,140,000	1,178,475

Total Singapore		1,695,350
South Africa – 2.6%
AngloGold Ashanti Holdings PLC 8.50%, 7/30/20(a)	2,660,000	2,974,545
Turkey – 2.1%
Anadolu Efes Biracilik Ve Malt Sanayii A.S. 3.38%, 11/1/22, Reg S(a)	2,730,000	2,439,938
Venezuela – 1.1%
Petroleos de Venezuela S.A. 8.50%, 11/2/17, Reg S(a)	1,468,200	1,321,013
TOTAL FOREIGN CORPORATE BONDS (Cost: $108,949,099)		110,998,925
FOREIGN GOVERNMENT AGENCIES – 3.3%
United Arab Emirates – 3.3%
MDC-GMTN B.V. 5.50%, 4/20/21, Reg S
(Cost: $3,630,829)	3,256,000	3,776,961

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 21.0%
United States – 21.0%
State Street Navigator Securities Lending Prime Portfolio, 0.15%(c)
Cost: ($24,571,108)(d)	24,571,108	24,571,108
TOTAL INVESTMENTS IN SECURITIES – 119.4% (Cost: $137,151,036)		139,346,994
Liabilities in Excess of Cash and Other Assets – (19.4)%		(22,609,558)

NET ASSETS – 100.0%		$116,737,436
(a)	Security, or portion thereof, was on loan at August 31, 2014 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of August 31, 2014.

(d)	At August 31, 2014, the total market value of the Fund’s securities on loan was $24,063,044 and the total market value of the collateral held by the Fund was $24,571,108.

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	57

Schedule of Investments

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2014

Investments	Principal Amount		Value

FOREIGN GOVERNMENT AGENCIES – 1.6%
Russia – 1.3%
Russian Agricultural Bank OJSC via RSHB Capital S.A.
8.70%, 3/17/16, Reg S	62,800,000	RUB	$1,624,698
Russian Railways via RZD Capital PLC
8.30%, 4/2/19, Reg S	360,000,000	RUB	8,882,525

Total Russia			10,507,223
South Africa – 0.3%
KFW
7.00%, 4/9/18	30,000,000	ZAR	2,831,769
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $14,078,251)			13,338,992
FOREIGN GOVERNMENT OBLIGATIONS – 90.8%
Brazil – 10.9%
Brazil Letras do Tesouro Nacional
10.52%, 1/1/15(a)	11,130,000	BRL	4,798,716
11.12%, 1/1/16(a)	46,066,000	BRL	17,827,010
9.06%, 7/1/16(a)	41,391,000	BRL	15,180,548
11.26%, 1/1/17(a)	22,599,000	BRL	7,853,257
Brazil Notas do Tesouro Nacional
10.00%, 1/1/17, Series F	26,592,000	BRL	11,576,005
10.00%, 1/1/21, Series F	37,733,000	BRL	15,994,062
10.00%, 1/1/23, Series F	40,296,000	BRL	16,947,339
Brazilian Government International Bond
12.50%, 1/5/16	2,049,000	BRL	963,810
12.50%, 1/5/22	929,000	BRL	502,375

Total Brazil			91,643,122
Chile – 3.4%
Bonos del Banco Central de Chile en Pesos
6.00%, 1/1/17, Series 5YR	4,355,000,000	CLP	7,817,151
6.00%, 3/1/23	1,525,000,000	CLP	2,908,176
Chile Government International Bond
6.00%, 3/1/18, Reg S	745,000,000	CLP	1,367,123
5.50%, 8/5/20	8,138,000,000	CLP	14,627,484
6.00%, 1/1/22, Reg S	1,000,000,000	CLP	1,886,092

Total Chile			28,606,026
China – 3.6%
China Government Bond
1.40%, 8/18/16, Reg S	19,000,000	CNY	3,032,495
2.56%, 6/29/17	36,500,000	CNY	5,946,193
3.09%, 6/29/20	7,500,000	CNY	1,197,812
2.48%, 12/1/20	32,000,000	CNY	4,921,658
2.36%, 8/18/21, Reg S	43,000,000	CNY	6,461,814
3.10%, 6/29/22	36,500,000	CNY	5,661,947
3.16%, 6/27/23	20,000,000	CNY	3,098,166

Total China			30,320,085
Colombia – 3.8%
Colombia Government International Bond
12.00%, 10/22/15	24,958,000,000	COP	14,106,809
7.75%, 4/14/21	22,632,000,000	COP	13,265,753
9.85%, 6/28/27	6,805,000,000	COP	4,700,308

Total Colombia			32,072,870
Investments	Principal Amount		Value

Indonesia – 6.1%
Indonesia Treasury Bond
9.50%, 6/15/15, Series FR27	26,780,000,000	IDR	$2,333,925
10.75%, 5/15/16, Series FR30	49,000,000,000	IDR	4,410,398
7.38%, 9/15/16, Series FR55	17,097,000,000	IDR	1,455,748
10.00%, 7/15/17, Series FR28	50,000,000,000	IDR	4,536,128
11.00%, 11/15/20, Series FR31	99,804,000,000	IDR	9,750,887
8.25%, 7/15/21, Series FR53	103,330,000,000	IDR	8,929,761
8.38%, 9/15/26, Series FR56	143,231,000,000	IDR	12,325,960
8.25%, 6/15/32, Series FR58	79,880,000,000	IDR	6,580,227
8.75%, 2/15/44, Series FR67	7,880,000,000	IDR	663,236

Total Indonesia			50,986,270
Malaysia – 10.8%
Malaysia Government Bond
3.84%, 8/12/15, Series 0110	46,509,000	MYR	14,833,405
3.81%, 2/15/17, Series 0207	7,349,000	MYR	2,348,472
4.01%, 9/15/17, Series 0210	19,900,000	MYR	6,403,557
3.31%, 10/31/17, Series 0512	16,241,000	MYR	5,119,290
4.38%, 11/29/19, Series 0902	69,337,000	MYR	22,666,116
4.16%, 7/15/21, Series 0111	4,708,000	MYR	1,523,533
3.42%, 8/15/22, Series 0112	79,151,000	MYR	24,222,491
4.39%, 4/15/26, Series 0311	41,823,000	MYR	13,685,953

Total Malaysia			90,802,817
Mexico – 10.8%
Mexican Bonos
8.00%, 12/17/15, Series M 10	93,153,000	MXN	7,564,169
7.25%, 12/15/16, Series M 10	24,450,000	MXN	2,020,125
7.75%, 12/14/17, Series M 10	118,232,000	MXN	10,044,037
8.50%, 12/13/18, Series M 10	50,722,000	MXN	4,457,725
6.50%, 6/10/21, Series M	160,116,000	MXN	13,103,576
6.50%, 6/9/22, Series M	65,282,000	MXN	5,303,846
10.00%, 12/5/24, Series M 20	82,682,000	MXN	8,410,351
7.50%, 6/3/27, Series M 20	60,000,000	MXN	5,171,899
7.75%, 5/29/31, Series M	99,186,000	MXN	8,652,466
10.00%, 11/20/36, Series M 30	62,188,000	MXN	6,654,508
8.50%, 11/18/38, Series M 30	125,000,000	MXN	11,786,605
7.75%, 11/13/42, Series M	85,000,000	MXN	7,441,639

Total Mexico			90,610,946
Peru – 3.4%
Peruvian Government International Bond
8.60%, 8/12/17, Reg S	8,738,000	PEN	3,480,826
7.84%, 8/12/20, Reg S	33,724,000	PEN	13,774,683
8.20%, 8/12/26, Reg S	4,330,000	PEN	1,888,550
6.95%, 8/12/31, Reg S	18,631,000	PEN	7,184,166
6.90%, 8/12/37, Reg S	5,325,000	PEN	1,999,786

Total Peru			28,328,011
Philippines – 3.6%
Philippine Government Bond
7.88%, 2/19/19, Series 1048	37,100,000	PHP	999,070
7.63%, 9/29/36, Series 25-9	322,950,000	PHP	9,753,519
Philippine Government International Bond
4.95%, 1/15/21	662,000,000	PHP	16,312,075
3.90%, 11/26/22	125,000,000	PHP	2,890,811

Total Philippines			29,955,475

See Notes to Financial Statements.

58	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (continued)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2014

Investments	Principal Amount		Value

Poland – 10.3%
Poland Government Bond
5.50%, 4/25/15, Series 0415	9,581,000	PLN	$3,057,868
4.75%, 4/25/17, Series 0417	23,394,000	PLN	7,787,315
3.75%, 4/25/18, Series 0418	42,987,000	PLN	14,080,957
5.50%, 10/25/19, Series 1019	43,542,000	PLN	15,539,374
5.25%, 10/25/20, Series 1020	18,226,000	PLN	6,520,175
5.75%, 10/25/21, Series 1021	23,500,000	PLN	8,689,425
5.75%, 9/23/22, Series 0922	36,059,000	PLN	13,441,757
4.00%, 10/25/23, Series 1023	42,000,000	PLN	14,052,999
5.75%, 4/25/29, Series 0429	7,500,000	PLN	2,965,190

Total Poland			86,135,060
Romania – 3.4%
Romania Government Bond
5.80%, 10/26/15, Series 3YR	2,720,000	RON	848,831
5.75%, 1/27/16, Series 4YR	26,590,000	RON	8,348,130
5.90%, 7/26/17, Series 5Y	33,800,000	RON	10,950,943
5.85%, 4/26/23, Series 10Y	24,360,000	RON	8,183,810

Total Romania			28,331,714
Russia – 4.1%
Russian Federal Bond – OFZ
7.35%, 1/20/16, Series 5077	460,650,000	RUB	12,188,207
6.80%, 12/11/19, Series 6210	357,209,000	RUB	8,619,223
7.60%, 7/20/22, Series 6209	269,711,000	RUB	6,478,139
8.15%, 2/3/27, Series 6207	130,000,000	RUB	3,159,247
7.05%, 1/19/28, Series 6212	178,667,000	RUB	3,913,244

Total Russia			34,358,060
South Africa – 4.8%
South Africa Government Bond
8.25%, 9/15/17, Series R203	18,531,000	ZAR	1,813,102
8.00%, 12/21/18, Series R204	60,000,000	ZAR	5,837,168
6.75%, 3/31/21, Series R208	63,312,000	ZAR	5,729,530
10.50%, 12/21/26, Series R186	16,073,000	ZAR	1,802,295
8.00%, 1/31/30, Series 2030	42,644,000	ZAR	3,841,424
7.00%, 2/28/31, Series R213	65,000,000	ZAR	5,345,403
6.25%, 3/31/36, Series R209	69,490,600	ZAR	5,055,406
6.50%, 2/28/41, Series R214	80,000,000	ZAR	5,865,167
8.75%, 2/28/48, Series 2048	50,000,000	ZAR	4,733,710

Total South Africa			40,023,205
South Korea – 4.9%
Korea Treasury Bond
4.25%, 6/10/21, Series 2106	5,960,650,000	KRW	6,369,374
3.38%, 9/10/23, Series 2309	15,000,000,000	KRW	15,232,704
3.50%, 3/10/24, Series 2403	13,450,000,000	KRW	13,792,395
4.00%, 12/10/31, Series 3112	5,000,000,000	KRW	5,473,603

Total South Korea			40,868,076
Thailand – 3.5%
Thailand Government Bond
3.13%, 12/11/15	240,949,000	THB	7,631,415
4.13%, 11/18/16	331,920,000	THB	10,771,864
3.88%, 6/13/19	71,378,000	THB	2,325,064
3.65%, 12/17/21	99,298,000	THB	3,177,517
3.63%, 6/16/23	173,710,000	THB	5,522,917
3.58%, 12/17/27	9,446,000	THB	293,256

Total Thailand			29,722,033
Investments	Principal Amount		Value

Turkey – 3.4%
Turkey Government Bond
10.00%, 6/17/15	3,346,000	TRY	$1,566,439
9.00%, 1/27/16	10,788,000	TRY	5,019,136
8.30%, 6/20/18	13,618,000	TRY	6,244,357
10.50%, 1/15/20	7,504,000	TRY	3,736,439
9.50%, 1/12/22	8,608,000	TRY	4,153,037
7.10%, 3/8/23	20,000,000	TRY	8,281,007

Total Turkey			29,000,415
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $828,275,368)			761,764,185
SUPRANATIONAL BONDS – 3.9%
European Investment Bank
6.75%, 9/15/17, Reg S	80,725,000	ZAR	7,546,475
9.00%, 12/21/18, Reg S	13,485,000	ZAR	1,344,500
7.50%, 1/30/19(b)	80,000,000	ZAR	7,577,787
7.20%, 7/9/19, Reg S	124,200,000,000	IDR	10,437,419
International Bank for Reconstruction & Development
7.50%, 3/2/17	120,000,000	RUB	3,121,988
6.50%, 7/26/19	80,000,000	RUB	1,981,573
International Finance Corp.
4.68%, 1/30/17	24,600,000	RUB	598,357

TOTAL SUPRANATIONAL BONDS (Cost: $33,089,679)			32,608,099
REPURCHASE AGREEMENT – 1.0%
United States – 1.0%

Citigroup, Inc., tri-party repurchase agreement dated 8/29/14, 0.06% due 9/2/14; Proceeds at maturity – $8,000,053 (fully collateralized by Inter-American Development Bank, 1.00% due 7/14/17 and U.S. Treasury Note, 0.88% due 8/15/17; Market value – $8,160,058)

(Cost: $8,000,000)	$8,000,000		8,000,000

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%
United States – 0.0%
State Street Navigator Securities Lending Prime Portfolio, 0.15%(c)
(Cost: $301,200)(d)	301,200		301,200
TOTAL INVESTMENTS IN SECURITIES – 97.3%
(Cost: $883,744,498)			816,012,476
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 2.7%			22,846,779

NET ASSETS – 100.0%			$838,859,255

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	59

Schedule of Investments (concluded)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2014

Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

BRL – Brazilian real

CLP – Chilean peso

CNY – Chinese yuan

COP – Colombian peso

IDR – Indonesian rupiah

KRW – South Korean won

MXN – Mexican peso

MYR – Malaysian ringgit

PEN – Peruvian nuevo sol

PHP – Philippine peso

PLN – Polish zloty

RON – Romanian leu

RUB – Russian ruble

THB – Thai baht

TRY – Turkish new lira

ZAR – South African rand

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield as of August 31, 2014.

(b)	Security, or portion thereof, was on loan at August 31, 2014 (See Note 2).

(c)	Rate shown represents annualized 7-day yield as of August 31, 2014.

(d)	At August 31, 2014, the total market value of the Fund’s securities on loan was $295,304 and the total market value of the collateral held by the Fund was $301,200.

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

60	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Euro Debt Fund (EU)

August 31, 2014

Investments	Principal Amount		Value

FOREIGN GOVERNMENT AGENCIES – 6.6%
Germany – 6.6%
KFW
4.13%, 7/4/17	60,000	EUR	$88,155
5.50%, 1/22/18, Series 213	45,000	EUR	69,991
Landwirtschaftliche Rentenbank 2.88%, 8/30/21, Reg S	100,000	EUR	151,986

TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $299,542)			310,132
FOREIGN GOVERNMENT OBLIGATIONS – 63.7%
Austria – 4.9%
Austria Government Bond
4.65%, 1/15/18, Reg S(a)	45,000	EUR	68,420
3.90%, 7/15/20, Reg S(a)	65,000	EUR	102,940
4.15%, 3/15/37, Reg S(a)	30,000	EUR	56,816

Total Austria			228,176
Belgium – 9.5%
Belgium Government Bond
3.50%, 6/28/17, Series 63, Reg S(a)	50,000	EUR	72,246
3.75%, 9/28/20, Series 58, Reg S(a)	65,000	EUR	102,239
2.25%, 6/22/23, Series 68, Reg S	125,000	EUR	181,490
5.00%, 3/28/35, Series 44, Reg S(a)	45,000	EUR	88,648

Total Belgium			444,623
Finland – 4.0%
Finland Government Bond
3.50%, 4/15/21, Reg S(a)	70,000	EUR	109,777
4.00%, 7/4/25, Reg S(a)	45,000	EUR	76,274

Total Finland			186,051
France – 16.1%
France Government Bond OAT
4.00%, 4/25/18	65,000	EUR	97,720
4.25%, 4/25/19	100,000	EUR	156,090
3.50%, 4/25/20	100,000	EUR	154,403
3.50%, 4/25/26	105,000	EUR	168,823
4.75%, 4/25/35	90,000	EUR	173,857

Total France			750,893
Germany – 13.4%
Bundesrepublik Deutschland
3.25%, 7/4/21	80,000	EUR	125,453
4.75%, 7/4/28, Series 98	176,000	EUR	333,924
4.75%, 7/4/34, Series 03	50,000	EUR	100,944
2.50%, 7/4/44	40,000	EUR	62,101

Total Germany			622,422
Luxembourg – 3.3%
Luxembourg Government Bond 3.38%, 5/18/20, Reg S	100,000	EUR	153,091
Netherlands – 9.6%
Netherlands Government Bond
4.50%, 7/15/17, Reg S(a)	70,000	EUR	103,980
4.00%, 7/15/18, Reg S(a)	60,000	EUR	90,837
3.50%, 7/15/20, Reg S(a)	55,000	EUR	85,366
5.50%, 1/15/28	85,000	EUR	169,269

Total Netherlands			449,452
Investments	Principal Amount		Value

Sweden – 2.9%
Sweden Government International Bond 0.75%, 5/2/19, Reg S	100,000	EUR	$134,631

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $2,711,334)			2,969,339
SUPRANATIONAL BONDS – 27.9%
Council of Europe Development Bank 3.00%, 7/13/20	145,000	EUR	218,473
European Financial Stability Facility
2.75%, 7/18/16, Reg S	105,000	EUR	145,317
3.38%, 7/5/21, Reg S	45,000	EUR	70,095
European Investment Bank
2.88%, 7/15/16	105,000	EUR	145,666
3.00%, 10/14/33	50,000	EUR	80,177
European Stability Mechanism 2.13%, 11/20/23, Reg S	150,000	EUR	219,013
European Union 3.38%, 5/10/19, Reg S	140,000	EUR	211,220
International Bank for Reconstruction & Development 3.88%, 5/20/19	137,000	EUR	210,860

TOTAL SUPRANATIONAL BONDS (Cost: $1,199,793)			1,300,821
TOTAL INVESTMENTS IN SECURITIES – 98.2% (Cost: $4,210,669)			4,580,292
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 1.8%			81,673

NET ASSETS – 100.0%			$4,661,965

Principal amount is reported in U.S. dollars, except for those denoted in the following currency:

EUR – Euro

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	61

Schedule of Investments

WisdomTree Japan Interest Rate Strategy Fund (JGBB) (consolidated)

August 31, 2014

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 97.0%
U.S. Treasury Bills – 97.0%
U.S. Treasury Bills
0.03%, 9/11/14*(a)	$1,000,000	$999,993
0.00%, 9/25/14*(a)	1,000,000	999,998
0.01%, 10/16/14*(b)	850,000	849,985
0.02%, 11/6/14*(a)	1,000,000	999,971
0.02%, 11/20/14*(a)	900,000	899,983

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $4,749,902)		4,749,930

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 30.6%
United States – 30.6%
State Street Navigator Securities Lending Prime Portfolio, 0.15%(c)
(Cost: $1,496,340)(d)	1,496,340	1,496,340
TOTAL INVESTMENTS IN SECURITIES – 127.6% (Cost: $6,246,242)		6,246,270
Liabilities in Excess of Cash and Other Assets – (27.6)%		(1,352,214)

NET ASSETS – 100.0%		$4,894,056

*	Interest rate shown reflects the discount rate at time of purchase.

(a)	Security, or portion thereof, was on loan at August 31, 2014 (See Note 2).

(b)	All or a portion of this security is held by the broker as collateral for open futures contracts.

(c)	Rate shown represents annualized 7-day yield as of August 31, 2014.

(d)	At August 31, 2014, the total market value of the Fund’s securities on loan was $1,466,984 and the total market value of the collateral held by the Fund was $1,496,340.

See Notes to Financial Statements.

62	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Strategic Corporate Bond Fund (CRDT)

August 31, 2014

Investments	Principal Amount		Value

U.S. GOVERNMENT OBLIGATIONS – 0.1%
U.S. Treasury Note – 0.1%
U.S. Treasury Note 0.88%, 4/15/17(a)
(Cost: $10,005)	$10,000		$10,023
CORPORATE BONDS – 54.4%
United States – 54.4%
AbbVie, Inc. 1.75%, 11/6/17	60,000		60,363
American International Group, Inc. 5.85%, 1/16/18(a)	110,000		124,842
Amgen, Inc. 3.63%, 5/22/24	150,000		152,835
Anadarko Petroleum Corp. 6.38%, 9/15/17	60,000		68,464
AT&T, Inc. 5.50%, 2/1/18(a)	90,000		101,602
Bank of America Corp. 3.30%, 1/11/23	250,000		248,191
Calpine Corp. 7.88%, 1/15/23(b)	50,000		55,750
Caterpillar, Inc. 3.90%, 5/27/21(a)	180,000		195,228
CCO Holdings LLC 6.63%, 1/31/22(a)	30,000		32,324
Chrysler Group LLC 8.25%, 6/15/21(a)	200,000		224,500
Citigroup, Inc. 4.50%, 1/14/22	210,000		229,502
Comcast Corp. 3.13%, 7/15/22	110,000		112,820
Foresight Energy LLC 7.88%, 8/15/21(a)(b)	40,000		42,700
Freeport-McMoRan, Inc. 2.15%, 3/1/17	110,000		112,125
General Electric Capital Corp. 6.88%, 1/10/39(a)	140,000		194,523
General Motors Co. 6.25%, 10/2/43	50,000		58,875
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22(a)	190,000		220,703
Kraft Foods Group, Inc. 5.00%, 6/4/42	50,000		54,581
Lorillard Tobacco Co. 6.88%, 5/1/20	100,000		118,830
Mondelez International, Inc. 4.00%, 2/1/24(a)	40,000		42,134
Pacific Gas & Electric Co. 6.05%, 3/1/34(a)	120,000		150,861
Packaging Corp. of America 4.50%, 11/1/23	40,000		43,230
PepsiCo, Inc. 5.00%, 6/1/18	60,000		67,336
Reynolds Group Issuer, Inc. 9.00%, 4/15/19	100,000		105,500
Investments	Principal Amount		Value

Rock-Tenn Co. 4.45%, 3/1/19(a)	$250,000		$271,385
Ryerson, Inc. 9.00%, 10/15/17	100,000		106,750
Samson Investment Co. 9.75%, 2/15/20(a)	50,000		51,250
Sprint Communications, Inc. 7.00%, 8/15/20(a)	30,000		32,175
Taylor Morrison Communities, Inc.
7.75%, 4/15/20(b)	70,000		76,125
5.25%, 4/15/21(a)(b)	30,000		30,450
Tenet Healthcare Corp. 8.00%, 8/1/20	50,000		54,125
Time Warner Cable, Inc. 5.00%, 2/1/20	100,000		112,311
United Technologies Corp. 3.10%, 6/1/22	180,000		183,984
Verizon Communications, Inc.
1.10%, 11/1/17	80,000		79,276
4.15%, 3/15/24(a)	100,000		105,937
6.55%, 9/15/43	23,000		29,667
5.01%, 8/21/54(a)(b)	21,000		22,007
Wells Fargo & Co. 2.10%, 5/8/17	130,000		133,199
Zayo Group LLC 8.13%, 1/1/20	30,000		32,475

TOTAL CORPORATE BONDS (Cost: $4,032,146)			4,138,935
FOREIGN CORPORATE BONDS – 38.8%
Australia – 1.6%
FMG Resources August 2006 Pty Ltd. 6.00%, 4/1/17(a)(b)	120,000		125,475
Belgium – 2.1%
Anheuser-Busch InBev Worldwide, Inc. 5.38%, 1/15/20(a)	140,000		161,502
Brazil – 2.9%
Petrobras International Finance Co. 5.38%, 1/27/21	100,000		105,930
Vale Overseas Ltd. 4.38%, 1/11/22(a)	110,000		115,377

Total Brazil			221,307
Canada – 0.8%
Glencore Finance Canada Ltd. 3.60%, 1/15/17(a)(b)	60,000		62,923
Colombia – 1.0%
Ecopetrol S.A. 7.63%, 7/23/19(a)	60,000		73,392
France – 3.8%
Electricite de France 4.63%, 9/11/24	50,000	EUR	83,146
Numericable Group S.A. 6.00%, 5/15/22(a)(b)	$200,000		206,250

Total France			289,396

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	63

Schedule of Investments (concluded)

WisdomTree Strategic Corporate Bond Fund (CRDT)

August 31, 2014

Investments	Principal Amount		Value

Germany – 2.9%
E.ON International Finance B.V. 5.50%, 10/2/17	50,000	EUR	$75,843
Volkswagen Leasing GmbH 3.25%, 5/10/18	100,000	EUR	144,622

Total Germany			220,465
Italy – 3.1%
Intesa Sanpaolo SpA 5.02%, 6/26/24(a)(b)	$230,000		232,599
Luxembourg – 0.4%
Intelsat Jackson Holdings S.A. 7.25%, 10/15/20(a)	30,000		32,175
Mexico – 1.5%
Petroleos Mexicanos 5.50%, 1/21/21(a)	100,000		113,000
Netherlands – 4.5%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 5.75%, 12/1/43(a)	250,000		297,170
Royal Bank of Scotland N.V. 4.65%, 6/4/18(a)	40,000		42,322

Total Netherlands			339,492
Russia – 4.0%
Gazprom OAO via Gaz Capital S.A. 4.95%, 5/23/16, Reg S	200,000		203,814
Rosneft Finance S.A. 7.25%, 2/2/20, Reg S	100,000		102,875

Total Russia			306,689
United Kingdom – 10.2%
BP Capital Markets PLC 2.24%, 5/10/19	150,000		150,989
HSBC Bank PLC 3.88%, 10/24/18, Reg S	160,000	EUR	239,198
Rio Tinto Finance USA PLC 4.13%, 8/21/42(a)	$40,000		39,489
Royal Bank of Scotland Group PLC 6.13%, 12/15/22(a)	210,000		230,014
Tesco PLC 6.13%, 2/24/22	60,000	GBP	116,008

Total United Kingdom			775,698
TOTAL FOREIGN CORPORATE BONDS (Cost: $2,868,597)			2,954,113

	Shares
PREFERRED STOCKS – 2.5%
United States – 2.5%
GMAC Capital Trust I 8.13%, 2/15/40, Series 2(c)
(Cost: $180,839)	6,934		186,386
Investments	Shares		Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 29.8%
United States – 29.8%
State Street Navigator Securities Lending Prime Portfolio, 0.15%(d)
(Cost: $2,268,538)(e)	2,268,538		$2,268,538
TOTAL INVESTMENTS IN SECURITIES – 125.6% (Cost: $9,360,125)			9,557,995
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (25.6)%			(1,948,264)

NET ASSETS – 100.0%			$7,609,731
Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

EUR – Euro

GBP – British pound

(a)	Security, or portion thereof, was on loan at August 31, 2014 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown reflects the current rate on securities with variable or step rates.

(d)	Rate shown represents annualized 7-day yield as of August 31, 2014.

(e)	At August 31, 2014, the total market value of the Fund’s securities on loan was $2,221,738 and the total market value of the collateral held by the Fund was $2,268,538.

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

64	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Global Real Return Fund (RRF) (consolidated)

August 31, 2014

Investments	Principal Amount		Value

U.S. GOVERNMENT OBLIGATIONS – 27.4%
U.S. Treasury Bonds – 18.4%
U.S. Treasury Inflation Indexed Bond
2.38%, 1/15/25	$227,585		$276,071
3.38%, 4/15/32	335,675		491,712
0.63%, 2/15/43	103,661		98,081

Total U.S. Treasury Bonds			865,864
U.S. Treasury Notes – 9.0%
U.S. Treasury Inflation Indexed Note
2.13%, 1/15/19	133,207		147,954
0.63%, 1/15/24(a)	265,569		275,009

Total U.S. Treasury Notes			422,963
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $1,235,055)			1,288,827
CORPORATE BONDS – 4.5%
United States – 4.5%
Samson Investment Co. 9.75%, 2/15/20(a)	100,000		102,500
Sprint Corp. 7.88%, 9/15/23(a)(b)	100,000		107,500

TOTAL CORPORATE BONDS (Cost: $209,398)			210,000
FOREIGN CORPORATE BONDS – 9.3%
Australia – 2.3%
FMG Resources August 2006 Pty Ltd. 6.88%, 4/1/22(a)(b)	100,000		109,312
Brazil – 2.2%
Vale Overseas Ltd. 4.38%, 1/11/22(a)	100,000		104,888
Colombia – 2.4%
Ecopetrol S.A. 5.88%, 9/18/23(a)	100,000		114,750
Mexico – 2.4%
America Movil S.A.B. de C.V. 5.00%, 3/30/20(a)	100,000		111,162
TOTAL FOREIGN CORPORATE BONDS (Cost: $409,361)			440,112
FOREIGN GOVERNMENT OBLIGATIONS – 33.5%
Australia – 3.8%
Australia Inflation Linked Bond 4.00%, 8/20/20, Series 20CI	102,000	AUD	181,508
Brazil – 1.1%
Brazil Notas do Tesouro Nacional Inflation Linked Bond 6.00%, 8/15/22, Series B	45,000	BRL	51,180
Canada – 4.1%
Canadian Government Inflation Linked Bond
4.25%, 12/1/26	78,841	CAD	107,743
3.00%, 12/1/36	61,120	CAD	86,231

Total Canada			193,974
Investments	Principal Amount		Value

France – 1.9%
France Government Inflation Linked Bond 1.60%, 7/25/15, Series OATe	65,943	EUR	$88,450
Mexico – 5.0%
Mexican Udibonos Inflation Linked Bond
4.00%, 6/13/19, Series S	1,340,459	MXN	115,351
4.50%, 12/4/25, Series S	1,288,903	MXN	119,341

Total Mexico			234,692
South Africa – 4.1%
South Africa Inflation Linked Bond
2.50%, 1/31/17, Series R211	941,243	ZAR	92,330
5.50%, 12/7/23, Series R197	809,658	ZAR	101,150

Total South Africa			193,480
Sweden – 4.2%
Sweden Inflation Linked Bond 4.00%, 12/1/20, Series 3102	840,000	SEK	197,190
Turkey – 3.9%
Turkey Government Inflation Linked Bond
4.50%, 2/11/15	149,039	TRY	69,790
4.00%, 4/1/20	221,094	TRY	114,443

Total Turkey			184,233
United Kingdom – 5.4%
United Kingdom Inflation Linked Gilt
1.25%, 11/22/27, Reg S	66,031	GBP	136,044
1.25%, 11/22/32, Reg S	53,115	GBP	116,144

Total United Kingdom			252,188
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $1,668,379)			1,576,895

	Shares
EXCHANGE-TRADED FUNDS – 9.1%
United States – 9.1%
WisdomTree Emerging Markets Equity Income Fund(c)	500		26,365
WisdomTree Equity Income Fund(c)	3,900		234,351
WisdomTree Global Natural Resources Fund(c)	7,500		167,248

TOTAL EXCHANGE-TRADED FUNDS (Cost: $394,052)			427,964
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 16.7%
United States – 16.7%
State Street Navigator Securities Lending Prime Portfolio, 0.15%(d)
(Cost: $784,700)(e)	784,700		784,700
TOTAL INVESTMENTS IN SECURITIES – 100.5% (Cost: $4,700,945)			4,728,498
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (0.5)%			(22,448)

NET ASSETS – 100.0%			$4,706,050

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	65

Schedule of Investments (concluded)

WisdomTree Global Real Return Fund (RRF) (consolidated)

August 31, 2014

Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

AUD – Australian dollar

BRL – Brazilian real

CAD – Canadian dollar

EUR – Euro

GBP – British pound

MXN – Mexican peso

SEK – Swedish krona

TRY – Turkish new lira

ZAR – South African rand

(a)	Security, or portion thereof, was on loan at August 31, 2014 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Affiliated company (See Note 7).

(d)	Rate shown represents annualized 7-day yield as of August 31, 2014.

(e)	At August 31, 2014, the total market value of the Fund’s securities on loan was $768,911 and the total market value of the collateral held by the Fund was $784,700.

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

66	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Managed Futures Strategy Fund (WDTI) (consolidated)

August 31, 2014

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 88.1%
U.S. Treasury Bills – 88.1%
U.S. Treasury Bills
0.00%, 9/11/14*(a)(b)	$111,110,000	$111,109,841
0.01%, 9/18/14*(a)	41,320,000	41,319,739
0.01%, 9/25/14*	3,000,000	2,999,973
0.03%, 12/11/14*(b)	510,000	509,977

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $155,939,507)		155,939,530

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 29.8%
United States – 29.8%
State Street Navigator Securities Lending Prime Portfolio, 0.15%(c)
(Cost: $52,808,460)(d)	52,808,460	52,808,460
TOTAL INVESTMENTS IN SECURITIES – 117.9% (Cost: $208,747,967)		208,747,990
Liabilities in Excess of Cash and Other Assets – (17.9)%		(31,704,783)

NET ASSETS – 100.0%		$177,043,207
*	Interest rate shown reflects the discount rate at time of purchase.

(a)	Security, or portion thereof, was on loan at August 31, 2014 (See Note 2).

(b)	All or a portion of this security is held by the broker as collateral for open futures contracts.

(c)	Rate shown represents annualized 7-day yield as of August 31, 2014.

(d)	At August 31, 2014, the total market value of the Fund’s securities on loan was $51,772,624 and the total market value of the collateral held by the Fund was $52,808,460.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	67

Statements of Assets and Liabilities

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

August 31, 2014

	WisdomTree Bloomberg U.S. Dollar Bullish Fund	WisdomTree Brazilian Real Strategy Fund	WisdomTree Chinese Yuan Strategy Fund	WisdomTree Commodity Currency Strategy Fund	WisdomTree Emerging Currency Strategy Fund
ASSETS:

Investments, at cost	$71,620,450	$40,228,864	$164,828,176	$15,623,255	$124,676,508

Foreign currency, at cost	—	—	64,655	—	—
Investments in securities, at value (including repurchase agreements of $0, $12,540,000, $13,180,000, $3,485,000 and $32,655,000, respectively and securities on loan) (Note 2)[1]	71,620,450	40,228,864	164,900,650	15,623,255	124,676,508

Cash	150,420	10,232	5,837,915	106,995	5,500,232

Deposits at broker for forward foreign currency contracts	—	—	—	—	250,000

Foreign currency, at value	—	—	64,988	—	—

Unrealized appreciation on forward foreign currency contracts	559,614	499,002	1,310,663	75,980	489,848

Receivables:

Interest	1,257	790	41,009	278	2,697
Total Assets	72,331,741	40,738,888	172,155,225	15,806,508	130,919,285
LIABILITIES:

Unrealized depreciation on forward foreign currency contracts	192,414	275,043	7,341	53,311	987,754

Payables:

Investment of cash collateral for securities loaned (Note 2)	16,870,800	9,289,140	14,902,200	3,688,320	27,735,840

Capital shares redeemed	—	—	5,066,392	—	—

Advisory fees (Note 3)	23,342	11,697	59,724	5,637	47,263

Service fees (Note 2)	205	114	584	45	378
Total Liabilities	17,086,761	9,575,994	20,036,241	3,747,313	28,771,235
NET ASSETS	$55,244,980	$31,162,894	$152,118,984	$12,059,195	$102,148,050
NET ASSETS:

Paid-in capital	$54,950,142	$127,930,287	$151,519,341	$18,494,743	$139,413,354

Accumulated net investment loss	—	(582,500)	—	(43,242)	(456,856)

Accumulated net realized loss on investments, forward foreign currency contracts and foreign currency related transactions	(72,362)	(96,408,852)	(776,495)	(6,414,975)	(36,310,542)

Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	367,200	223,959	1,376,138	22,669	(497,906)
NET ASSETS	$55,244,980	$31,162,894	$152,118,984	$12,059,195	$102,148,050
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	2,200,000	1,600,000	6,000,000	600,000	5,000,000
Net asset value per share	$25.11	$19.48	$25.35	$20.10	$20.43
[1]	Market value of securities out on loan were as follows: $16,539,764, $9,106,870, $14,609,791, $3,615,951 and $27,191,611, respectively.

See Notes to Financial Statements.

68	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Assets and Liabilities (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

August 31, 2014

	WisdomTree Indian Rupee Strategy Fund	WisdomTree Asia Local Debt Fund	WisdomTree Australia & New Zealand Debt Fund	WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund	WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund
ASSETS:

Investments, at cost	$33,266,803	$337,899,038	$35,013,414	$5,163,615	$5,538,597

Foreign currency, at cost	—	710,490	233,464	—	—
Investments in securities, at value (including repurchase agreements of $8,190,000, $33,900,000, $0, $0 and $0, respectively and securities on loan) (Note 2)[1]	33,266,803	323,033,019	33,315,104	5,282,746	5,660,791

Cash	398,449	12,082,181	19,479	395,609	139,099

Deposits at broker for futures contracts	—	—	—	30,319	251,393

Foreign currency, at value	—	707,990	233,485	—	—

Unrealized appreciation on forward foreign currency contracts	—	334,561	—	—	—

Receivables:

Interest	632	3,558,173	442,651	26,356	28,219

Investment securities sold	—	—	—	215,151	215,151

Net variation margin on futures contracts	—	—	—	5,583	1,094
Total Assets	33,665,884	339,715,924	34,010,719	5,955,764	6,295,747
LIABILITIES:

Unrealized depreciation on forward foreign currency contracts	138,677	3,378	—	—	—

Payables:

Investment of cash collateral for securities loaned (Note 2)	7,854,000	—	—	752,336	779,486

Investment securities purchased	—	—	—	537,499	537,499

Advisory fees (Note 3)	10,253	158,292	12,886	1,118	973

Service fees (Note 2)	100	1,266	126	18	19

Foreign capital gains tax	—	29	—	—	—
Total Liabilities	8,003,030	162,965	13,012	1,290,971	1,317,977
NET ASSETS	$25,662,854	$339,552,959	$33,997,707	$4,664,793	$4,977,770
NET ASSETS:

Paid-in capital	$27,922,030	$359,217,337	$39,148,095	$5,109,274	$5,025,548

Accumulated net investment loss	(79,831)	—	—	—	—

Undistributed (Distributions in excess of) net investment income	—	(59,430)	(11,129)	529	1,422

Accumulated net realized loss on investments, futures contracts, forward foreign currency contracts and foreign currency related transactions	(2,040,668)	(5,078,685)	(3,440,210)	(538,039)	(157,511)

Net unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(138,677)	(14,526,263)	(1,699,049)	93,029	108,311
NET ASSETS	$25,662,854	$339,552,959	$33,997,707	$4,664,793	$4,977,770
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	1,200,000	6,800,000	1,600,000	100,000	100,000
Net asset value per share	$21.39	$49.93	$21.25	$46.65	$49.78
[1]	Market value of securities out on loan were as follows: $7,699,903, $0, $0, $736,784 and $763,412, respectively.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	69

Statements of Assets and Liabilities (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

August 31, 2014

	WisdomTree Bloomberg Floating Rate Treasury Fund	WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund	WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund	WisdomTree Emerging Markets Corporate Bond Fund	WisdomTree Emerging Markets Local Debt Fund
ASSETS:

Investments, at cost	$3,262,969	$5,737,449	$15,894,430	$137,151,036	$883,744,498

Foreign currency, at cost	—	—	—	—	1,830,137
Investments in securities, at value (including repurchase agreements of $0, $0, $0, $0 and $8,000,000, respectively and securities on loan) (Note 2)[1]	3,263,662	5,760,966	15,872,265	139,346,994	816,012,476

Cash	731	42,873	82,418	867,964	7,579,500

Deposits at broker for forward foreign currency contracts	—	—	—	—	30,000

Deposits at broker for futures contracts	—	27,182	29,875	—	—

Foreign currency, at value	—	—	—	—	1,783,215

Unrealized appreciation on forward foreign currency contracts	—	—	—	—	132,887

Receivables:

Interest	227	74,425	222,761	1,744,983	14,017,098

Investment securities sold	—	66,361	10,116	2,124,686	—

Net variation margin on futures contracts	—	4,386	—	—	—

Capital shares sold	—	—	9,957,672	—	—
Total Assets	3,264,620	5,976,193	26,175,107	144,084,627	839,555,176
LIABILITIES:

Payables:

Investment of cash collateral for securities loaned (Note 2)	764,916	1,377,173	1,507,535	24,571,108	301,200

Investment securities purchased	—	—	9,745,841	2,719,002	—

Advisory fees (Note 3)	318	1,734	2,075	56,665	391,588

Service fees (Note 2)	9	16	21	416	3,133

Net variation margin on futures contracts	—	—	3,866	—	—
Total Liabilities	765,243	1,378,923	11,259,338	27,347,191	695,921
NET ASSETS	$2,499,377	$4,597,270	$14,915,769	$116,737,436	$838,859,255
NET ASSETS:

Paid-in capital	$2,499,085	$4,975,927	$14,954,348	$117,033,262	$925,554,070

Undistributed (Distributions in excess of) net investment income	—	2,244	2,829	106,313	(5,209,574)

Accumulated net realized loss on investments, futures contracts, forward foreign currency contracts and foreign currency related transactions	(401)	(382,529)	(8,407)	(2,598,097)	(13,584,876)

Net unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	693	1,628	(33,001)	2,195,958	(67,900,365)
NET ASSETS	$2,499,377	$4,597,270	$14,915,769	$116,737,436	$838,859,255
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	100,000	200,000	600,000	1,500,000	17,800,000
Net asset value per share	$24.99	$22.99	$24.86	$77.82	$47.13
[1]	Market value of securities out on loan were as follows: $749,300, $1,349,160, $1,493,018, $24,063,044 and $295,304, respectively.

See Notes to Financial Statements.

70	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Assets and Liabilities (concluded)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

August 31, 2014

	WisdomTree Euro Debt Fund	WisdomTree Japan Interest Rate Strategy Fund[1]	WisdomTree Strategic Corporate Bond Fund	WisdomTree Global Real Return Fund[1]	WisdomTree Managed Futures Strategy Fund[1]
ASSETS:

Investments, at cost	$4,210,669	$6,246,242	$9,360,125	$4,306,893	$208,747,967

Investments in affiliates, at cost (Note 7)	—	—	—	394,052	—

Foreign currency, at cost	27,733	—	6,628	170,115	—
Investments in securities, at value (Note 2)[2]	4,580,292	6,246,270	9,557,995	4,300,534	208,747,990

Investment in affiliates, at value (Note 7)	—	—	—	427,964	—

Cash	9,617	128,861	218,913	532,933	17,785,939

Deposits at broker for swap contracts	—	—	—	—	3,290,000

Deposits at broker for futures contracts	—	144	—	17,009	—

Foreign currency, at value	27,733	—	6,568	168,205	—

Unrealized appreciation on forward foreign currency contracts	—	15,453	10,184	17,404	496,310

Unrealized appreciation on swap contracts	—	—	—	—	231,850

Receivables:

Interest	45,714	108	87,531	29,848	2,049

Net variation margin on futures contracts	—	2,054	—	2,501	193,361
Total Assets	4,663,356	6,392,890	9,881,191	5,496,398	230,747,499
LIABILITIES:

Payable to broker for forward foreign currency contracts	—	—	—	—	280,000

Unrealized depreciation on forward foreign currency contracts	—	402	—	3,243	468,096

Payables:

Investment of cash collateral for securities loaned (Note 2)	—	1,496,340	2,268,538	784,700	52,808,460

Swap contracts	—	—	—	—	9,440

Advisory fees (Note 3)	1,374	2,074	2,894	2,387	137,659

Service fees (Note 2)	17	18	28	18	637
Total Liabilities	1,391	1,498,834	2,271,460	790,348	53,704,292
NET ASSETS	$4,661,965	$4,894,056	$7,609,731	$4,706,050	$177,043,207
NET ASSETS:

Paid-in capital	$4,328,532	$4,934,705	$7,523,305	$4,638,012	$188,904,880

Accumulated net investment loss	—	(8,589)	—	—	(1,730,317)

Undistributed (Distributions in excess of) net investment income	11,794	—	47,652	(12,258)	—

Accumulated net realized gain (loss) on investments, swap contracts, futures contracts, forward foreign currency contracts and foreign currency related transactions	43,690	(8,917)	(168,664)	41,661	(11,678,631)

Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	277,949	(23,143)	207,438	38,635	1,547,275
NET ASSETS	$4,661,965	$4,894,056	$7,609,731	$4,706,050	$177,043,207
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	200,000	100,000	100,000	100,000	4,200,000
Net asset value per share	$23.31	$48.94	$76.10	$47.06	$42.15
[1]	Consolidated.

[2]	Market value of securities out on loan were as follows: $0, $1,466,984, $2,221,738, $768,911 and $51,772,624, respectively.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	71

Statements of Operations

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

For the Year or Period Ended August 31, 2014

	WisdomTree Bloomberg U.S. Dollar Bullish Fund[1]	WisdomTree Brazilian Real Strategy Fund	WisdomTree Chinese Yuan Strategy Fund	WisdomTree Commodity Currency Strategy Fund	WisdomTree Emerging Currency Strategy Fund
INVESTMENT INCOME:

Interest	$6,256	$95,064	$650,429	$3,697	$37,002

Securities lending income (Note 2)	2,354	1,541	7,343	499	5,832
Total investment income	8,610	96,605	657,772	4,196	42,834
EXPENSES:

Advisory fees (Note 3)	156,104	813,876	858,107	75,147	828,692

Service fees (Note 2)	1,374	7,958	8,390	601	6,630

Proxy fees (Note 2)	2,711	2,316	9,226	645	6,634
Total expenses	160,189	824,150	875,723	76,393	841,956
Net investment loss	(151,579)	(727,545)	(217,951)	(72,197)	(799,122)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	4	(16,563)	(777,341)	(1,437)	(18,817)

Forward foreign currency contracts and foreign currency related transactions	79,213	(35,781,126)	3,748,076	176,500	1,461,721
Net realized gain (loss)	79,217	(35,797,689)	2,970,735	175,063	1,442,904
Net change in unrealized appreciation (depreciation) from:

Investment transactions	—	20	96,456	7	97

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	367,200	2,515,190	(1,794,920)	122,994	5,902,902
Net change in unrealized appreciation (depreciation)	367,200	2,515,210	(1,698,464)	123,001	5,902,999
Net realized and unrealized gain (loss) on investments	446,417	(33,282,479)	1,272,271	298,064	7,345,903
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$294,838	$(34,010,024)	$1,054,320	$225,867	$6,546,781

[1]	For the period December 18, 2013 (commencement of operations) through August 31, 2014.

See Notes to Financial Statements.

72	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Operations (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

For the Year or Period Ended August 31, 2014

	WisdomTree Indian Rupee Strategy Fund	WisdomTree Asia Local Debt Fund	WisdomTree Australia & New Zealand Debt Fund	WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund[1]	WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund[1]
INVESTMENT INCOME:

Interest[2]	$8,111	$13,267,983	$1,346,641	$75,479	$77,604

Securities lending income (Note 2)	1,220	3,943	—	271	278
Total investment income	9,331	13,271,926	1,346,641	75,750	77,882
EXPENSES:

Advisory fees (Note 3)	131,114	2,496,517	168,814	12,050	10,184

Service fees (Note 2)	1,282	19,972	1,651	189	194

Proxy fees (Note 2)	1,770	34,559	2,046	212	293
Total expenses	134,166	2,551,048	172,511	12,451	10,671
Net investment income (loss)	(124,835)	10,720,878	1,174,130	63,299	67,211
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[3]	(2,219)	(9,349,582)	(749,752)	45,222	42,909

In-kind redemptions	—	(10,855,864)	(1,583,446)	29,632	29,561

Futures contracts	—	—	—	(575,031)	(193,709)

Forward foreign currency contracts and foreign currency related transactions	2,528,432	(2,182,240)	37,546	—	—
Net realized gain (loss)	2,526,213	(22,387,686)	(2,295,652)	(500,177)	(121,239)
Net change in unrealized appreciation (depreciation) from:

Investment transactions[4]	12	38,003,583	4,716,493	119,131	122,194

Futures contracts	—	—	—	(26,102)	(13,883)

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	3,065,897	1,591,274	43,118	—	—
Net change in unrealized appreciation (depreciation)	3,065,909	39,594,857	4,759,611	93,029	108,311
Net realized and unrealized gain (loss) on investments	5,592,122	17,207,171	2,463,959	(407,148)	(12,928)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,467,287	$27,928,049	$3,638,089	$(343,849)	$54,283

[1]	For the period December 18, 2013 (commencement of operations) through August 31, 2014.

[2]	Net of foreign withholding tax of $0, $422,445, $9,229, $0 and $0, respectively.

[3]	Net of foreign capital gains tax withheld of $0, $31,083, $0, $0 and $0, respectively.

[4]	Net of deferred foreign capital gain taxes of $0, $29, $0, $0 and $0, respectively.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	73

Statements of Operations (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

For the Year or Period Ended August 31, 2014

	WisdomTree Bloomberg Floating Rate Treasury Fund[1]	WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund[2]	WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund[2]	WisdomTree Emerging Markets Corporate Bond Fund	WisdomTree Emerging Markets Local Debt Fund
INVESTMENT INCOME:

Interest[3]	$1,248	$144,953	$178,752	$5,552,047	$57,483,892

Securities lending income (Note 2)	46	768	1,201	60,854	6,953
Total investment income	1,294	145,721	179,953	5,612,901	57,490,845
EXPENSES:

Advisory fees (Note 3)	2,861	18,599	20,696	647,448	5,861,026

Service fees (Note 2)	63	171	212	4,749	46,888

Proxy fees (Note 2)	—	206	215	4,618	46,803
Total expenses	2,924	18,976	21,123	656,815	5,954,717
Expense waivers (Note 3)	(715)	—	—	—	—
Net expenses	2,209	18,976	21,123	656,815	5,954,717
Net investment income (loss)	(915)	126,745	158,830	4,956,086	51,536,128
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[4]	(401)	5,377	11,173	(2,574,820)	(45,565,874)

In-kind redemptions	—	—	—	(471,629)	(108,811,652)

Futures contracts	—	(387,906)	(19,580)	—	—

Forward foreign currency contracts and foreign currency related transactions	—	—	—	—	(420,145)
Net realized loss	(401)	(382,529)	(8,407)	(3,046,449)	(154,797,671)
Net change in unrealized appreciation (depreciation) from:

Investment transactions	693	23,517	(22,165)	10,784,417	162,501,869

Futures contracts	—	(21,889)	(10,836)	—	—

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	—	—	—	—	2,679,969
Net change in unrealized appreciation (depreciation)	693	1,628	(33,001)	10,784,417	165,181,838
Net realized and unrealized gain (loss) on investments	292	(380,901)	(41,408)	7,737,968	10,384,167
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(623)	$(254,156)	$117,422	$12,694,054	$61,920,295

[1]	For the period February 4, 2014 (commencement of operations) through August 31, 2014.

[2]	For the period December 18, 2013 (commencement of operations) through August 31, 2014.

[3]	Net of foreign withholding tax of $0, $0, $0, $0 and $965,557, respectively.

[4]	Net of foreign capital gains tax withheld of $0, $0, $0, $0 and $31,843, respectively.

See Notes to Financial Statements.

74	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Operations (concluded)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

For the Year or Period Ended August 31, 2014

	WisdomTree Euro Debt Fund	WisdomTree Japan Interest Rate Strategy Fund[1,2]	WisdomTree Strategic Corporate Bond Fund	WisdomTree Global Real Return Fund[2]	WisdomTree Managed Futures Strategy Fund[2]
INVESTMENT INCOME:

Dividends	$—	$—	$17,612	$—	$—

Dividends from affiliates (Note 7)	—	—	—	10,861	—

Interest	87,884	1,030	343,971	145,434	26,421

Securities lending income (Note 2)	—	237	1,842	1,111	5,266
Total investment income	87,884	1,267	363,425	157,406	31,687
EXPENSES:

Advisory fees (Note 3)	16,181	17,352	47,903	27,673	1,440,414

Service fees (Note 2)	203	153	421	203	6,671

Proxy fees (Note 2)	249	118	224	167	9,811
Total expenses	16,633	17,623	48,548	28,043	1,456,896
Expense waivers (Note 3)	—	—	(4,790)	—	—
Net expenses	16,633	17,623	43,758	28,043	1,456,896
Net investment income (loss)	71,251	(16,356)	319,667	129,363	(1,425,209)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	43,690	(3)	(59,653)	(7,800)	(9,422)

Investment transactions in affiliates (Note 7)	—	—	—	1,195	—

Swap contracts	—	—	—	(34,042)	659,555

Futures contracts	—	(63,164)	—	461	197,165

Forward foreign currency contracts and foreign currency related transactions	(970)	(3,280)	(53,532)	(53,177)	(101,242)
Net realized gain (loss)	42,720	(66,447)	(113,185)	(93,363)	746,056
Net change in unrealized appreciation (depreciation) from:

Investment transactions	324,958	28	611,438	205,096	110

Swap contracts	—	—	—	9,264	388,111

Futures contracts	—	(39,236)	—	(7,505)	905,535

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(93,467)	16,065	(39)	12,452	553,521
Net change in unrealized appreciation (depreciation)	231,491	(23,143)	611,399	219,307	1,847,277
Net realized and unrealized gain (loss) on investments	274,211	(89,590)	498,214	125,944	2,593,333
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$345,462	$(105,946)	$817,881	$255,307	$1,168,124

[1]	For the period December 18, 2013 (commencement of operations) through August 31, 2014.

[2]	Consolidated.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	75

Statements of Changes in Net Assets

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Bloomberg U.S. Dollar Bullish Fund	WisdomTree Brazilian Real Strategy Fund		WisdomTree Chinese Yuan Strategy Fund
	For the Period December 18, 2013* through August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$(151,579)	$(727,545)	$(211,361)	$(217,951)	$36,142

Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	79,217	(35,797,689)	(854,032)	2,970,735	6,591,984

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	367,200	2,515,210	(3,437,225)	(1,698,464)	4,254,374
Net increase (decrease) in net assets resulting from operations	294,838	(34,010,024)	(4,502,618)	1,054,320	10,882,500
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	—	—	—	(1,801,632)	—

Capital gains	—	—	—	(6,931,344)	(1,872,010)
Total dividends and distributions	—	—	—	(8,732,976)	(1,872,010)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	54,950,141	541,336,713	3,332,185	5,282,676	26,086,170

Cost of shares redeemed	(99)	(516,560,625)	(22,374,520)	(60,499,935)	(87,464,328)
Net increase (decrease) in net assets resulting from capital share transactions	54,950,042	24,776,088	(19,042,335)	(55,217,259)	(61,378,158)
Net Increase (Decrease) in Net Assets	55,244,880	(9,233,936)	(23,544,953)	(62,895,915)	(52,367,668)
NET ASSETS:

Beginning of period	$100	$40,396,830	$63,941,783	$215,014,899	$267,382,567

End of period	$55,244,980	$31,162,894	$40,396,830	$152,118,984	$215,014,899
Accumulated net investment loss included in net assets at end of period	$—	$(582,500)	$(139,745)	$—	$—
Undistributed net investment income included in net assets at end of period	$—	$—	$—	$—	$1,801,655
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	4	2,400,000	3,400,000	8,200,000	10,600,000

Shares created	2,200,000	29,400,000	200,000	200,000	1,000,000

Shares redeemed	(4)	(30,200,000)	(1,200,000)	(2,400,000)	(3,400,000)
Shares outstanding, end of period	2,200,000	1,600,000	2,400,000	6,000,000	8,200,000
*	Commencement of operations.

See Notes to Financial Statements.

76	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Changes in Net Assets (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Commodity Currency Strategy Fund		WisdomTree Emerging Currency Strategy Fund		WisdomTree Indian Rupee Strategy Fund
	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment loss	$(72,197)	$(105,683)	$(799,122)	$(1,327,274)	$(124,835)	$(79,947)

Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	175,063	(988,804)	1,442,904	380,380	2,526,213	(710,401)

Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	123,001	56,355	5,902,999	(6,689,918)	3,065,909	(3,254,361)
Net increase (decrease) in net assets resulting from operations	225,867	(1,038,132)	6,546,781	(7,636,812)	5,467,287	(4,044,709)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	—	—	12,102,491	65,386,888	2,030,188	22,409,574

Cost of shares redeemed	(3,913,926)	(8,331,087)	(109,129,424)	(139,643,101)	(14,064,795)	(4,407,770)
Net increase (decrease) in net assets resulting from capital share transactions	(3,913,926)	(8,331,087)	(97,026,933)	(74,256,213)	(12,034,607)	18,001,804
Net Increase (Decrease) in Net Assets	(3,688,059)	(9,369,219)	(90,480,152)	(81,893,025)	(6,567,320)	13,957,095
NET ASSETS:

Beginning of year	$15,747,254	$25,116,473	$192,628,202	$274,521,227	$32,230,174	$18,273,079

End of year	$12,059,195	$15,747,254	$102,148,050	$192,628,202	$25,662,854	$32,230,174
Accumulated net investment loss included in net assets at end of year	$(43,242)	$(68,128)	$(456,856)	$(908,669)	$(79,831)	$(61,635)
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	800,000	1,200,000	9,800,000	13,500,000	1,800,000	900,000

Shares created	—	—	600,000	3,100,000	100,000	1,100,000

Shares redeemed	(200,000)	(400,000)	(5,400,000)	(6,800,000)	(700,000)	(200,000)
Shares outstanding, end of year	600,000	800,000	5,000,000	9,800,000	1,200,000	1,800,000

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	77

Statements of Changes in Net Assets (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Asia Local Debt Fund		WisdomTree Australia & New Zealand Debt Fund		WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund
	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Period December 18, 2013* through August 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$10,720,878	$11,450,807	$1,174,130	$1,886,148	$63,299

Net realized gain (loss) on investments, futures contracts, forward foreign currency contracts and foreign currency related transactions	(22,387,686)	695,647	(2,295,652)	(1,986,673)	(500,177)

Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	39,594,857	(43,765,784)	4,759,611	(7,622,195)	93,029
Net increase (decrease) in net assets resulting from operations	27,928,049	(31,619,330)	3,638,089	(7,722,720)	(343,849)
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(4,485,012)	(12,592,858)	(498,625)	(1,246,070)	(71,000)

Capital gains	—	(2,461,230)	—	—	—

Return of capital	(1,535,988)	—	(91,575)	(331,926)	—
Total dividends and distributions	(6,021,000)	(15,054,088)	(590,200)	(1,577,996)	(71,000)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	77,635,094	152,469,967	8,291,238	36,428,309	10,000,000

Cost of shares redeemed	(253,078,191)	(35,578,600)	(18,172,317)	(31,376,097)	(4,920,458)
Net increase (decrease) in net assets resulting from capital share transactions	(175,443,097)	116,891,367	(9,881,079)	5,052,212	5,079,542
Net Increase (Decrease) in Net Assets	(153,536,048)	70,217,949	(6,833,190)	(4,248,504)	4,664,693
NET ASSETS:

Beginning of period	$493,089,007	$422,871,058	$40,830,897	$45,079,401	$100

End of period	$339,552,959	$493,089,007	$33,997,707	$40,830,897	$4,664,793
Undistributed (Distributions in excess of) net investment income included in net assets at end of period	$(59,430)	$417,677	$(11,129)	$(13,008)	$529
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	10,400,000	8,200,000	2,100,000	2,000,000	2

Shares created	1,600,000	2,900,000	400,000	1,600,000	200,000

Shares redeemed	(5,200,000)	(700,000)	(900,000)	(1,500,000)	(100,002)
Shares outstanding, end of period	6,800,000	10,400,000	1,600,000	2,100,000	100,000
*	Commencement of operations.

See Notes to Financial Statements.

78	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Changes in Net Assets (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund	WisdomTree Bloomberg Floating Rate Treasury Fund	WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund
	For the Period December 18, 2013* through August 31, 2014	For the Period February 4, 2014* through August 31, 2014	For the Period December 18, 2013* through August 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$67,211	$(915)	$126,745

Net realized loss on investments and futures contracts	(121,239)	(401)	(382,529)

Net change in unrealized appreciation on investments and futures contracts	108,311	693	1,628
Net increase (decrease) in net assets resulting from operations	54,283	(623)	(254,156)
DIVIDENDS:

Net investment income	(72,500)	—	(124,501)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	10,000,000	2,500,000	12,322,304

Cost of shares redeemed	(5,004,113)	(100)	(7,346,477)
Net increase in net assets resulting from capital share transactions	4,995,887	2,499,900	4,975,827
Net Increase in Net Assets	4,977,670	2,499,277	4,597,170
NET ASSETS:

Beginning of period	$100	$100	$100

End of period	$4,977,770	$2,499,377	$4,597,270
Undistributed net investment income included in net assets at end of period	$1,422	$—	$2,244
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	2	4	4

Shares created	200,000	100,000	500,000

Shares redeemed	(100,002)	(4)	(300,004)
Shares outstanding, end of period	100,000	100,000	200,000
*	Commencement of operations.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	79

Statements of Changes in Net Assets (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund	WisdomTree Emerging Markets Corporate Bond Fund		WisdomTree Emerging Markets Local Debt Fund
	For the Period December 18, 2013* through August 31, 2014	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$158,830	$4,956,086	$4,658,581	$51,536,128	$71,237,950

Net realized gain (loss) on investments, futures contracts, forward foreign currency contracts and foreign currency related transactions	(8,407)	(3,046,449)	996,092	(154,797,671)	(36,699,399)

Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(33,001)	10,784,417	(10,701,358)	165,181,838	(187,015,686)
Net increase (decrease) in net assets resulting from operations	117,422	12,694,054	(5,046,685)	61,920,295	(152,477,135)
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(156,001)	(4,929,380)	(4,619,285)	(23,094,991)	(63,721,656)

Capital gains	—	(1,099,320)	—	(3,699,038)	(4,207,599)

Return of capital	—	—	—	(12,306,564)	—
Total dividends and distributions	(156,001)	(6,028,700)	(4,619,285)	(39,100,593)	(67,929,255)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	22,471,932	15,542,686	71,767,998	217,252,738	979,158,008

Cost of shares redeemed	(7,517,684)	(22,216,188)	(7,459,755)	(843,422,303)	(513,626,313)
Net increase (decrease) in net assets resulting from capital share transactions	14,954,248	(6,673,502)	64,308,243	(626,169,565)	465,531,695
Net Increase (Decrease) in Net Assets	14,915,669	(8,148)	54,642,273	(603,349,863)	245,125,305
NET ASSETS:

Beginning of period	$100	$116,745,584	$62,103,311	$1,442,209,118	$1,197,083,813

End of period	$14,915,769	$116,737,436	$116,745,584	$838,859,255	$1,442,209,118
Undistributed (Distributions in excess of) net investment income included in net assets at end of period	$2,829	$106,313	$79,608	$(5,209,574)	$(313,476)
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	4	1,600,000	800,002	31,400,000	23,400,000

Shares created	900,000	200,000	900,000	4,700,000	18,600,000

Shares redeemed	(300,004)	(300,000)	(100,002)	(18,300,000)	(10,600,000)
Shares outstanding, end of period	600,000	1,500,000	1,600,000	17,800,000	31,400,000
*	Commencement of operations.

See Notes to Financial Statements.

80	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Changes in Net Assets (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Euro Debt Fund		WisdomTree Japan Interest Rate Strategy Fund[1]	WisdomTree Strategic Corporate Bond Fund
	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Period December 18, 2013* through August 31, 2014	For the Year Ended August 31, 2014	For the Period January 31, 2013* through August 31, 2013
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$71,251	$67,877	$(16,356)	$319,667	$185,905

Net realized gain (loss) on investments, futures contracts, forward foreign currency contracts and foreign currency related transactions	42,720	(22,844)	(66,447)	(113,185)	28,916

Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	231,491	134,902	(23,143)	611,399	(403,961)
Net increase (decrease) in net assets resulting from operations	345,462	179,935	(105,946)	817,881	(189,140)
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(78,912)	(62,340)	—	(322,339)	(186,002)

Capital gains	(15,906)	(39,094)	—	(33,974)	—
Total dividends and distributions	(94,818)	(101,434)	—	(356,313)	(186,002)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	—	—	5,000,000	—	14,930,298

Cost of shares redeemed	—	(2,153,464)	(98)	(7,406,998)	(145)
Net increase (decrease) in net assets resulting from capital share transactions	—	(2,153,464)	4,999,902	(7,406,998)	14,930,153
Net Increase (Decrease) in Net Assets	250,644	(2,074,963)	4,893,956	(6,945,430)	14,555,011
NET ASSETS:

Beginning of period	$4,411,321	$6,486,284	$100	$14,555,161	$150

End of period	$4,661,965	$4,411,321	$4,894,056	$7,609,731	$14,555,161
Accumulated net investment loss included in net assets at end of period	$—	$—	$(8,589)	$—	$—
Undistributed net investment income included in net assets at end of period	$11,794	$3,700	$—	$47,652	$4,545
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	200,000	300,000	2	200,000	2

Shares created	—	—	100,000	—	200,000

Shares redeemed	—	(100,000)	(2)	(100,000)	(2)
Shares outstanding, end of period	200,000	200,000	100,000	100,000	200,000
*	Commencement of operations.

[1]	Consolidated.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	81

Statements of Changes in Net Assets (concluded)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Global Real Return Fund[1]		WisdomTree Managed Futures Strategy Fund[1]
	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$129,363	$73,307	$(1,425,209)	$(1,158,112)

Net realized gain (loss) on investments, swap contracts, futures contracts, forward foreign currency contracts and foreign currency related transactions	(93,363)	(2,489)	746,056	2,523,824

Net change in unrealized appreciation (depreciation) on investments, swap contracts, futures contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	219,307	(323,295)	1,847,277	(1,194,390)
Net increase (decrease) in net assets resulting from operations	255,307	(252,477)	1,168,124	171,322
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(80,153)	(76,709)	—	—

Capital gains	(8,109)	—	—	—
Total dividends and distributions	(88,262)	(76,709)	—	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	—	—	41,547,425	37,358,600

Cost of shares redeemed	—	—	(8,203,600)	(44,287,158)
Net increase (decrease) in net assets resulting from capital share transactions	—	—	33,343,825	(6,928,558)
Net Increase (Decrease) in Net Assets	167,045	329,186	34,511,949	(6,757,236)
NET ASSETS:

Beginning of year	$4,539,005	$4,868,191	$142,531,258	$149,288,494

End of year	$4,706,050	$4,539,005	$177,043,207	$142,531,258
Accumulated net investment loss included in net assets at end of year	$—	$—	$(1,730,317)	$(644,907)
Undistributed (Distributions in excess of) net investment income included in net assets at end of year	$(12,258)	$23,849	$—	$—
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	100,000	100,000	3,400,000	3,600,000

Shares created	—	—	1,000,000	900,000

Shares redeemed	—	—	(200,000)	(1,100,000)
Shares outstanding, end of year	100,000	100,000	4,200,000	3,400,000
[1]	Consolidated.

See Notes to Financial Statements.

82	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Financial Highlights

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Bloomberg U.S. Dollar Bullish Fund	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$25.12
Investment operations:
Net investment loss[1]	(0.08)
Net realized and unrealized gain	0.07
Total from investment operations	(0.01)
Net asset value, end of period	$25.11

TOTAL RETURN[2]	(0.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$55,245
Ratios to average net assets of:
Expenses	0.51%[3,5]
Net investment loss	(0.48)%[3]
Portfolio turnover rate[4]	0%

WisdomTree Brazilian Real Strategy Fund	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010
Net asset value, beginning of year	$16.83	$18.81	$28.99	$27.65	$24.47
Investment operations:
Net investment loss[1]	(0.07)	(0.07)	(0.09)	(0.10)	(0.07)
Net realized and unrealized gain (loss)	2.72	(1.91)	(4.36)	4.68	3.53
Total from investment operations	2.65	(1.98)	(4.45)	4.58	3.46
Dividends and distributions to shareholders:
Net investment income	—	—	—	—	(0.02)
Capital gains	—	—	(5.73)	(3.24)	(0.26)
Total dividends and distributions to shareholders	—	—	(5.73)	(3.24)	(0.28)
Net asset value, end of year	$19.48	$16.83	$18.81	$28.99	$27.65

TOTAL RETURN[2]	15.75%	(10.53)%	(16.14)%	17.98%	14.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$31,163	$40,397	$63,942	$481,253	$221,177
Ratios to average net assets of:
Expenses	0.46%[6]	0.45%	0.45%	0.45%	0.45%
Net investment loss	(0.40)%	(0.39)%	(0.38)%	(0.36)%	(0.28)%
Portfolio turnover rate[4]	0%	0%	0%	0%	0%

*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]	Portfolio turnover rate is not annualized. Short-term securities with maturities less than or equal to 365 days are excluded from portfolio turnover calculations.

[5]

Included in the expense ratio are non-recurring proxy expenses that were incurred during the period (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.50%.

[6]	Included in the expense ratio are non-recurring proxy expenses that were incurred during the period. Without these proxy expenses, the expense ratio would have been 0.45%.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	83

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Chinese Yuan Strategy Fund	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010
Net asset value, beginning of year	$26.22	$25.22	$25.81	$24.84	$25.31
Investment operations:
Net investment income (loss)[1]	(0.03)	0.00 [2]	(0.06)	(0.09)	(0.07)
Net realized and unrealized gain (loss)	0.20	1.20	0.02	1.21	(0.40)
Total from investment operations	0.17	1.20	(0.04)	1.12	(0.47)
Dividends and distributions to shareholders:
Net investment income	(0.21)	—	—	—	—
Capital gains	(0.83)	(0.20)	(0.55)	(0.15)	—
Total dividends and distributions to shareholders	(1.04)	(0.20)	(0.55)	(0.15)	—
Net asset value, end of year	$25.35	$26.22	$25.22	$25.81	$24.84

TOTAL RETURN[3]	0.63%	4.78%	(0.15)%	4.50%	(1.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$152,119	$215,015	$267,383	$567,883	$586,278
Ratios to average net assets of:
Expenses	0.46%[6]	0.45%	0.45%	0.45%	0.45%
Net investment income (loss)	(0.11)%	0.02%	(0.22)%	(0.34)%	(0.28)%
Portfolio turnover rate[4]	0%	0%	0%	0%	8%

WisdomTree Commodity Currency Strategy Fund	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Period September 24, 2010* through August 31, 2011
Net asset value, beginning of period	$19.68	$20.93	$27.78	$25.10
Investment operations:
Net investment loss[1]	(0.11)	(0.10)	(0.11)	(0.13)
Net realized and unrealized gain (loss)	0.53	(1.15)	(1.68)	2.90
Total from investment operations	0.42	(1.25)	(1.79)	2.77
Distributions to shareholders:
Capital gains	—	—	(5.06)	(0.09)
Net asset value, end of period	$20.10	$19.68	$20.93	$27.78

TOTAL RETURN[3]	2.13%	(5.97)%	(5.75)%	11.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$12,059	$15,747	$25,116	$80,560
Ratios to average net assets of:
Expenses	0.56%[6]	0.55%	0.55%	0.55%[5]
Net investment loss	(0.53)%	(0.48)%	(0.48)%	(0.46)%[5]
Portfolio turnover rate[4]	0%	0%	0%	0%

*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[4]	Portfolio turnover rate is not annualized. Short-term securities with maturities less than or equal to 365 days are excluded from portfolio turnover calculations.

[5]	Annualized.

[6]

Included in the expense ratio are non-recurring proxy expenses that were incurred during the period. Without these proxy expenses, the expense ratio would have been 0.45% for the WisdomTree Chinese Yuan Strategy Fund and 0.55% for the WisdomTree Commodity Currency Strategy Fund.

See Notes to Financial Statements.

84	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Currency Strategy Fund	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010
Net asset value, beginning of year	$19.66	$20.33	$22.87	$21.89	$21.22
Investment operations:
Net investment loss[1]	(0.11)	(0.10)	(0.10)	(0.10)	(0.09)
Net realized and unrealized gain (loss)	0.88	(0.57)	(1.38)	1.92	0.94
Total from investment operations	0.77	(0.67)	(1.48)	1.82	0.85
Distributions to shareholders:
Capital gains	—	—	(1.06)	(0.84)	(0.18)
Net asset value, end of year	$20.43	$19.66	$20.33	$22.87	$21.89

TOTAL RETURN[2]	3.92%	(3.30)%	(6.36)%	8.44%	4.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$102,148	$192,628	$274,521	$585,411	$337,106
Ratios to average net assets of:
Expenses	0.56%[4]	0.55%	0.55%	0.55%	0.55%
Net investment loss	(0.53)%	(0.48)%	(0.47)%	(0.46)%	(0.39)%
Portfolio turnover rate[3]	0%	0%	0%	0%	0%

WisdomTree Indian Rupee Strategy Fund	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010
Net asset value, beginning of year	$17.91	$20.30	$26.78	$25.10	$23.79
Investment operations:
Net investment loss[1]	(0.09)	(0.08)	(0.08)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	3.57	(2.31)	(3.12)	2.06	1.39
Total from investment operations	3.48	(2.39)	(3.20)	1.97	1.31
Distributions to shareholders:
Capital gains	—	—	(3.28)	(0.29)	—
Net asset value, end of year	$21.39	$17.91	$20.30	$26.78	$25.10

TOTAL RETURN[2]	19.43%	(11.77)%	(11.93)%	7.86%	5.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$25,663	$32,230	$18,273	$24,104	$22,586
Ratios to average net assets of:
Expenses	0.46%[4]	0.45%	0.45%	0.45%	0.45%
Net investment loss	(0.43)%	(0.39)%	(0.37)%	(0.34)%	(0.29)%
Portfolio turnover rate[3]	0%	0%	0%	0%	0%

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

[3]	Portfolio turnover rate is not annualized. Short-term securities with maturities less than or equal to 365 days are excluded from portfolio turnover calculations.

[4]

Included in the expense ratio are non-recurring proxy expenses that were incurred during the period. Without these proxy expenses, the expense ratio would have been 0.55% for the WisdomTree Emerging Currency Strategy Fund and 0.45% for the WisdomTree Indian Rupee Strategy Fund.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	85

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Asia Local Debt Fund	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Period March 17, 2011* through August 31, 2011
Net asset value, beginning of period	$47.41	$51.57	$53.23	$49.85
Investment operations:
Net investment income[1]	1.15	1.20	1.29	0.60
Net realized and unrealized gain (loss)	2.00	(3.74)	(2.37)	3.21
Total from investment operations	3.15	(2.54)	(1.08)	3.81
Dividends and distributions to shareholders:
Net investment income	(0.47)	(1.34)	(0.58)	(0.43)
Capital gains	—	(0.28)	—	—
Return of capital	(0.16)	—	—	—
Total dividends and distributions to shareholders	(0.63)	(1.62)	(0.58)	(0.43)
Net asset value, end of period	$49.93	$47.41	$51.57	$53.23

TOTAL RETURN[2]	6.69%	(5.14)%	(2.00)%	7.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$339,553	$493,089	$422,871	$660,086
Ratios to average net assets of:
Expenses	0.56%[6]	0.55%	0.55%	0.55%[3]
Net investment income	2.36%	2.34%	2.51%	2.52%[3]
Portfolio turnover rate[4]	62%	52%	62%	0%

WisdomTree Australia & New Zealand Debt Fund	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012[5]	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010
Net asset value, beginning of year	$19.44	$22.54	$26.31	$22.24	$23.68
Investment operations:
Net investment income (loss)[1]	0.64	0.72	0.67	(0.08)	(0.07)
Net realized and unrealized gain (loss)	1.46	(3.22)	(0.70)	5.40	1.08
Total from investment operations	2.10	(2.50)	(0.03)	5.32	1.01
Dividends and distributions to shareholders:
Net investment income	(0.24)	(0.47)	(0.69)	—	—
Capital gains	—	—	(3.05)	(1.25)	(2.45)
Return of capital	(0.05)	(0.13)	—	—	—
Total dividends and distributions to shareholders	(0.29)	(0.60)	(3.74)	(1.25)	(2.45)
Net asset value, end of year	$21.25	$19.44	$22.54	$26.31	$22.24

TOTAL RETURN[2]	10.91%	(11.42)%	0.76%	24.85%	4.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$33,998	$40,831	$45,079	$52,614	$17,790
Ratios to average net assets of:
Expenses	0.46%[6]	0.45%	0.45%	0.45%	0.45%
Net investment income (loss)	3.13%	3.29%	2.99%	(0.35)%	(0.30)%
Portfolio turnover rate[4]	27%	42%	9%	0%	0%

*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from portfolio turnover calculations.

[5]

The information reflects the investment objective and strategy of the WisdomTree Dreyfus New Zealand Dollar Fund through October 24, 2011 and the investment objective of the WisdomTree Australia & New Zealand Debt Fund thereafter.

[6]

Included in the expense ratio are non-recurring proxy expenses that were incurred during the period. Without these proxy expenses, the expense ratio would have been 0.55% for the WisdomTree Asia Local Debt Fund and 0.45% for the WisdomTree Australia & New Zealand Debt Fund.

See Notes to Financial Statements.

86	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$50.05
Investment operations:
Net investment income[1]	0.51
Net realized and unrealized loss	(3.30)
Total from investment operations	(2.79)
Dividends to shareholders:
Net investment income	(0.61)
Net asset value, end of period	$46.65

TOTAL RETURN[2]	(5.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,665
Ratios to average net assets of:
Expenses	0.29%[3,6]
Net investment income	1.48%[3]
Portfolio turnover rate[4,5]	257%

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$49.98
Investment operations:
Net investment income[1]	0.54
Net realized and unrealized loss	(0.11)
Total from investment operations	0.43
Dividends to shareholders:
Net investment income	(0.63)
Net asset value, end of period	$49.78

TOTAL RETURN[2]	0.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,978
Ratios to average net assets of:
Expenses	0.24%[3,6]
Net investment income	1.52%[3]
Portfolio turnover rate[4,5]	243%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from portfolio turnover calculations.

[5]

The portfolio turnover rates excluding TBA roll transactions for the period ended August 31, 2014 were 96% and 87% for WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund and WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund, respectively.

[6]

Included in the expense ratio are non-recurring proxy expenses that were incurred during the period (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.28% for the WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund and 0.23% for the WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	87

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Bloomberg Floating Rate Treasury Fund	For the Period February 4, 2014* through August 31, 2014
Net asset value, beginning of period	$25.00
Investment operations:
Net investment loss[1]	(0.01)
Net realized and unrealized gain	0.00[2]
Total from investment operations	(0.01)
Net asset value, end of period	$24.99

TOTAL RETURN[3]	(0.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,499
Ratios to average net assets of:
Expenses, net of expense waivers	0.15%[4]
Expenses, prior to expense waivers	0.20%[4]
Net investment loss	(0.06)%[4]
Portfolio turnover rate[5]	65%

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$25.02
Investment operations:
Net investment income[1]	0.56
Net realized and unrealized loss	(1.96)
Total from investment operations	(1.40)
Dividends to shareholders:
Net investment income	(0.63)
Net asset value, end of period	$22.99

TOTAL RETURN[3]	(5.69)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,597
Ratios to average net assets of:
Expenses	0.49%[4,6]
Net investment income	3.28%[4]
Portfolio turnover rate[5]	182%

*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been waived by the investment adviser for WisdomTree Bloomberg Floating Rate Treasury Fund (Note 2 and 3).

[4]	Annualized.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from portfolio turnover calculations.

[6]

Included in the expense ratio are non-recurring proxy expenses that were incurred during the period (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.48%.

See Notes to Financial Statements.

88	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$24.99
Investment operations:
Net investment income[1]	0.58
Net realized and unrealized loss	(0.08)
Total from investment operations	0.50
Dividends to shareholders:
Net investment income	(0.63)
Net asset value, end of period	$24.86

TOTAL RETURN[2]	1.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$14,916
Ratios to average net assets of:
Expenses	0.44%[3,5]
Net investment income	3.30%[3]
Portfolio turnover rate[4]	131%

WisdomTree Emerging Markets Corporate Bond Fund	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Period March 8, 2012* through August 31, 2012
Net asset value, beginning of period	$72.97	$77.63	$75.03
Investment operations:
Net investment income[1]	3.47	3.29	1.63
Net realized and unrealized gain (loss)	5.56	(4.69)	2.54
Total from investment operations	9.03	(1.40)	4.17
Dividends and distributions to shareholders:
Net investment income	(3.45)	(3.26)	(1.57)
Capital gains	(0.73)	—	—
Total dividends and distributions to shareholders	(4.18)	(3.26)	(1.57)
Net asset value, end of period	$77.82	$72.97	$77.63

TOTAL RETURN[2]	12.71%	(2.00)%	5.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$116,737	$116,746	$62,103
Ratios to average net assets of:
Expenses	0.61%[6]	0.60%	0.60%[3]
Net investment income	4.59%	4.22%	4.47%[3]
Portfolio turnover rate[4]	40%	37%	0%

*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from portfolio turnover calculations.

[5]

Included in the expense ratio are non-recurring proxy expenses that were incurred during the period (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.43%.

[6]	Included in the expense ratio are non-recurring proxy expenses that were incurred during the period. Without these proxy expenses, the expense ratio would have been 0.60%.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	89

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Local Debt Fund	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Period August 9, 2010* through August 31, 2010
Net asset value, beginning of period	$45.93	$51.16	$53.83	$50.08	$50.23
Investment operations:
Net investment income[1]	2.26	2.22	2.41	2.40	0.10
Net realized and unrealized gain (loss)	0.64	(5.29)	(3.26)	3.79	(0.25)
Total from investment operations	2.90	(3.07)	(0.85)	6.19	(0.15)
Dividends and distributions to shareholders:
Net investment income	(1.02)	(2.01)	(1.77)	(2.44)	—
Capital gains	(0.14)	(0.15)	(0.05)	—	—
Return of capital	(0.54)	—	—	—	—
Total dividends and distributions to shareholders	(1.70)	(2.16)	(1.82)	(2.44)	—
Net asset value, end of period	$47.13	$45.93	$51.16	$53.83	$50.08

TOTAL RETURN[2]	6.43%	(6.41)%	(1.45)%	12.64%	(0.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$838,859	$1,442,209	$1,197,084	$1,415,705	$195,319
Ratios to average net assets of:
Expenses	0.56%[6]	0.55%	0.55%	0.55%	0.55%[3]
Net investment income	4.84%	4.31%	4.76%	4.65%	3.31%[3]
Portfolio turnover rate[4]	78%	57%	43%	30%	0%

WisdomTree Euro Debt Fund	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012[5]	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010
Net asset value, beginning of year	$22.06	$21.62	$23.32	$20.54	$23.19
Investment operations:
Net investment income (loss)[1]	0.36	0.34	0.35	0.05	(0.01)
Net realized and unrealized gain (loss)	1.36	0.61	(1.61)	2.73	(2.64)
Total from investment operations	1.72	0.95	(1.26)	2.78	(2.65)
Dividends and distributions to shareholders:
Net investment income	(0.39)	(0.31)	(0.44)	—	—
Capital gains	(0.08)	(0.20)	—	—	—
Total dividends and distributions to shareholders	(0.47)	(0.51)	(0.44)	—	—
Net asset value, end of year	$23.31	$22.06	$21.62	$23.32	$20.54

TOTAL RETURN[2]	7.85%	4.37%	(5.37)%	13.53%	(11.43)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$4,662	$4,411	$6,486	$5,246	$12,836
Ratios to average net assets of:
Expenses	0.36%[6]	0.35%	0.35%	0.35%	0.35%
Net investment income (loss)	1.54%	1.51%	1.63%	0.21%	(0.03)%
Portfolio turnover rate[4]	31%	3%	26%	0%	0%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from portfolio turnover calculations.

[5]	The information reflects the investment objective and strategy of the WisdomTree Dreyfus Euro Fund through October 18, 2011 and the investment objective of the WisdomTree Euro Debt Fund thereafter.

[6]

Included in the expense ratio are non-recurring proxy expenses that were incurred during the period. Without these proxy expenses, the annualized expense ratio would have been 0.55% for the WisdomTree Emerging Markets Local Debt Fund and 0.35% for the WisdomTree Euro Debt Fund.

See Notes to Financial Statements.

90	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Japan Interest Rate Strategy Fund (consolidated)	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$49.94
Investment operations:
Net investment loss[1]	(0.16)
Net realized and unrealized loss	(0.84)
Total from investment operations	(1.00)
Net asset value, end of period	$48.94

TOTAL RETURN[2]	(2.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,894
Ratios to average net assets of:
Expenses	0.51%[3,5]
Net investment loss	(0.47)%[3]
Portfolio turnover rate[4]	0%

WisdomTree Strategic Corporate Bond Fund	For the Year Ended August 31, 2014	For the Period January 31, 2013* through August 31, 2013
Net asset value, beginning of period	$72.78	$74.76
Investment operations:
Net investment income[1]	2.49	1.37
Net realized and unrealized gain (loss)	3.81	(2.08)
Total from investment operations	6.30	(0.71)
Dividends and distributions to shareholders:
Net investment income	(2.64)	(1.27)
Capital gains	(0.34)	—
Total dividends and distributions to shareholders	(2.98)	(1.27)
Net asset value, end of period	$76.10	$72.78

TOTAL RETURN[2]	8.81%	(0.98)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,610	$14,555
Ratios to average net assets of:
Expenses, net of expense waivers	0.46%[6]	0.45%[3]
Expenses, prior to expense waivers	0.51%[6]	0.50%[3]
Net investment income	3.34%	3.18%[3]
Portfolio turnover rate[4]	36%	5%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been waived by the investment adviser for WisdomTree Strategic Corporate Bond Fund (Note 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from portfolio turnover calculations.

[5]

Included in the expense ratio are non-recurring proxy expenses that were incurred during the period (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.50%.

[6]

Included in the expense ratio are non-recurring proxy expenses that were incurred during the period. Without these proxy expenses, the expense ratio (net of expense waivers) would have been 0.45% and the expense ratio (prior to expense waivers) would have been 0.50%.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	91

Financial Highlights (concluded)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Global Real Return Fund (consolidated)	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Period July 14, 2011* through August 31, 2011
Net asset value, beginning of period	$45.39	$48.68	$50.66	$49.99
Investment operations:
Net investment income[1]	1.29	0.73	0.79	0.05
Net realized and unrealized gain (loss)	1.26	(3.25)	(2.10)	0.62
Total from investment operations	2.55	(2.52)	(1.31)	0.67
Dividends and distributions to shareholders:
Net investment income	(0.80)	(0.77)	(0.62)	—
Capital gains	(0.08)	—	(0.05)	—
Total dividends and distributions to shareholders	(0.88)	(0.77)	(0.67)	—
Net asset value, end of period	$47.06	$45.39	$48.68	$50.66

TOTAL RETURN[2]	5.67%	(5.25)%	(2.54)%	1.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,706	$4,539	$4,868	$5,066
Ratios to average net assets[7] of:
Expenses	0.61%[6]	0.60%	0.60%	0.60%[3]
Net investment income	2.80%	1.53%	1.65%	0.68%[3]
Portfolio turnover rate[4]	33%	1%	3%	0%[5]

WisdomTree Managed Futures Strategy Fund (consolidated)	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Period January 5, 2011* through August 31, 2011
Net asset value, beginning of period	$41.92	$41.47	$49.90	$50.18
Investment operations:
Net investment loss[1]	(0.39)	(0.37)	(0.40)	(0.27)
Net realized and unrealized gain (loss)	0.62	0.82	(7.25)	(0.01)
Total from investment operations	0.23	0.45	(7.65)	(0.28)
Distributions to shareholders:
Capital gains	—	—	(0.78)	—
Net asset value, end of period	$42.15	$41.92	$41.47	$49.90

TOTAL RETURN[2]	0.55%	1.09%	(15.47)%	(0.56)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$177,043	$142,531	$149,288	$229,553
Ratios to average net assets of:
Expenses	0.96%[6]	0.95%	0.95%	0.95%[3]
Net investment loss	(0.94)%	(0.90)%	(0.91)%	(0.91)%[3]
Portfolio turnover rate[4]	0%	0%	0%	0%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from portfolio turnover calculations.

[5]	Amount represents less than 1%.

[6]

Included in the expense ratio are non-recurring proxy expenses that were incurred during the period. Without these proxy expenses, the annualized expense ratio would have been 0.60% for the WisdomTree Global Real Return Fund (consolidated) and 0.95% for the WisdomTree Managed Futures Strategy Fund (consolidated).

[7]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

See Notes to Financial Statements.

92	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005. As of August 31, 2014, the Trust offered 69 investment funds (each a “Fund”, collectively, the “Funds”). In accordance with ASU 2013-08, each Fund qualifies as an investment company and is applying the accounting and reporting guidance for investment companies. These notes relate only to the Funds listed in the table below:

Fund	Commencement of Operations
WisdomTree Bloomberg U.S. Dollar Bullish Fund (“U.S. Dollar Bullish Fund”)	December 18, 2013
WisdomTree Brazilian Real Strategy Fund (“Brazilian Real Strategy Fund”) (formerly, WisdomTree Brazilian Real Fund)	May 14, 2008
WisdomTree Chinese Yuan Strategy Fund (“Chinese Yuan Strategy Fund”) (formerly, WisdomTree Chinese Yuan Fund)	May 14, 2008
WisdomTree Commodity Currency Strategy Fund (“Commodity Currency Strategy Fund”) (formerly, WisdomTree Commodity Currency Fund)	September 24, 2010
WisdomTree Emerging Currency Strategy Fund (“Emerging Currency Strategy Fund”) (formerly, WisdomTree Emerging Currency Fund)	May 6, 2009
WisdomTree Indian Rupee Strategy Fund (“Indian Rupee Strategy Fund”) (formerly, WisdomTree Indian Rupee Fund)	May 14, 2008
WisdomTree Asia Local Debt Fund (“Asia Local Debt Fund”)	March 17, 2011
WisdomTree Australia & New Zealand Debt Fund (“Australia & New Zealand Debt Fund”)	June 25, 2008
WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (“U.S. Aggregate Bond Negative Duration Fund”)	December 18, 2013
WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (“U.S. Aggregate Bond Zero Duration Fund”)	December 18, 2013
WisdomTree Bloomberg Floating Rate Treasury Fund (“Floating Rate Treasury Fund”)	February 4, 2014
WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (“High Yield Bond Negative Duration Fund”)	December 18, 2013
WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (“High Yield Bond Zero Duration Fund”)	December 18, 2013
WisdomTree Emerging Markets Corporate Bond Fund (“Emerging Markets Corporate Bond Fund”)	March 8, 2012
WisdomTree Emerging Markets Local Debt Fund (“Emerging Markets Local Debt Fund”)	August 9, 2010
WisdomTree Euro Debt Fund (“Euro Debt Fund”)	May 14, 2008
WisdomTree Japan Interest Rate Strategy Fund (“Japan Interest Rate Strategy Fund”) (consolidated)	December 18, 2013
WisdomTree Strategic Corporate Bond Fund (“Strategic Corporate Bond Fund”) (formerly, WisdomTree Global Corporate Bond Fund)	January 31, 2013
WisdomTree Global Real Return Fund (“Global Real Return Fund”) (consolidated)	July 14, 2011
WisdomTree Managed Futures Strategy Fund (“Managed Futures Strategy Fund”) (consolidated)	January 5, 2011

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

Consolidation of Subsidiaries

The financial statements of the Managed Futures Strategy Fund and Global Real Return Fund (each an “Alternative Fund”) and Japan Interest Rate Strategy Fund, include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (each, a “Subsidiary”). For each Alternative Fund and Japan Interest Rate Strategy Fund, the accompanying financial statements reflect the financial position and results of operations on a consolidated basis with its respective Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. Each Alternative Fund seeks to gain exposure to commodity markets, in whole or in part, through investments in its Subsidiary. The Japan Interest Rate Strategy Fund seeks to gain short exposure to Japanese government bonds, in whole or in part, through investments in its Subsidiary. Each Alternative Fund’s and Japan Interest Rate Strategy Fund’s investment in its Subsidiary may not exceed 25% of each respective Alternative Fund’s and Japan Interest Rate Strategy Fund’s total assets at the end of each fiscal quarter in order to meet the requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	93

Notes to Financial Statements (continued)

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. New York time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions or large investors may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees. Fixed income securities (including TBAs) generally are valued at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. Broker-dealers or independent pricing service providers, in determining the value of securities may consider such factors as recent transactions, indications from broker-dealers yields and quoted prices on similar securities, and market sentiment for the type of security. U.S. fixed income securities may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. Except for U.S. Dollar Bullish Fund, forward foreign currency contracts are valued daily using WM/Reuters closing spot and forward rates as of 4:00 p.m. London time for Europe and the Americas. U.S. Dollar Bullish Fund uses WM/Reuters closing spot and forward rates as of 4:00 p.m. New York time to value forward foreign currency contracts in Europe and the Americas. Tullett Prebon closing spot and forward rates as of 2:00 p.m. Singapore time are used for Asia for all Funds. Futures contracts generally are valued at the settlement price on the primary exchange on which they trade. Swap contracts are generally marked to market daily based upon values from independent pricing service providers or quotations from broker-dealers to the extent available. Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Short-term debt securities with remaining maturities of 60 days or less generally are valued on the basis of amortized cost which approximates fair value. Each Fund may invest in money market funds which are valued at their NAV per share and affiliated ETFs which are valued at their last sale or official closing price on the exchange on which they are principally traded.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments and derivatives will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees of the Trust has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WisdomTree Asset Management, Inc. (“WTAM”) and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from a national securities exchange, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using fair value pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV calculation time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be fair valued. The Funds may rely on an independent fair valuation service in adjusting the valuations of foreign securities. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

94	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy otherwise a Level 3 fair value classification is appropriate. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, book values, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Pricing Committee meets at least on a monthly basis to review and discuss the appropriateness of such fair values using more current information such as, recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events. Also, when observable inputs become available, the Pricing Committee conducts back testing of the methodologies used to value Level 3 financial instruments to substantiate the unobservable inputs used to value those investments. Such back testing includes comparing Level 3 investment values to observable inputs such as exchange-traded prices, transaction prices, and/or vendor prices.

The following is a summary of the fair valuations according to the inputs used as of August 31, 2014 in valuing each Fund’s assets:

U.S. Dollar Bullish Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$54,749,650	$—
Investment of Cash Collateral for Securities Loaned	—	16,870,800	—
Total	—	71,620,450	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	559,614	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(192,414)	—
Total - Net	$—	$71,987,650	$—

Brazilian Real Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$18,399,724	$—
Repurchase Agreement	—	12,540,000	—
Investment of Cash Collateral for Securities Loaned	—	9,289,140	—
Total	—	40,228,864	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	499,002	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(275,043)	—
Total - Net	$—	$40,452,823	$—

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	95

Notes to Financial Statements (continued)

Chinese Yuan Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$103,856,722	$—
Time Deposits	—	32,961,728	—
Repurchase Agreement	—	13,180,000	—
Investment of Cash Collateral for Securities Loaned	—	14,902,200	—
Total	—	164,900,650	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	1,310,663	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(7,341)	—
Total - Net	$—	$166,203,972	$—

Commodity Currency Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$8,449,935	$—
Repurchase Agreement	—	3,485,000	—
Investment of Cash Collateral for Securities Loaned	—	3,688,320	—
Total	—	15,623,255	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	75,980	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(53,311)	—
Total - Net	$—	$15,645,924	$—

Emerging Currency Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$64,285,668	$—
Repurchase Agreement	—	32,655,000	—
Investment of Cash Collateral for Securities Loaned	—	27,735,840	—
Total	—	124,676,508	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	489,848	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(987,754)	—
Total - Net	$—	$124,178,602	$—

Indian Rupee Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$17,222,803	$—
Repurchase Agreement	—	8,190,000	—
Investment of Cash Collateral for Securities Loaned	—	7,854,000	—
Total	—	33,266,803	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(138,677)	—
Total - Net	$—	$33,128,126	$—

Asia Local Debt Fund	Level 1	Level 2	Level 3
Foreign Corporate Bonds	$—	$5,912,644	$—
Foreign Government Agencies	—	29,154,329	—
Foreign Government Obligations	—	210,032,057	—
Supranational Bonds	—	44,033,989	—
Repurchase Agreement	—	33,900,000	—
Total	—	323,033,019	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	334,561	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(3,378)	—
Total - Net	$—	$323,364,202	$—

96	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Australia & New Zealand Debt Fund	Level 1	Level 2	Level 3
Foreign Government Agencies	$—	$15,968,517	$—
Foreign Government Obligations	—	11,263,659	—
Supranational Bonds	—	6,082,928	—
Total	$—	$33,315,104	$—

U.S. Aggregate Bond Negative Duration Fund	Level 1	Level 2	Level 3
U.S. Government Agencies	$—	$1,567,614	$—
U.S. Government Obligations	—	1,347,471	—
Corporate Bonds	—	1,101,305	—
Foreign Corporate Bonds	—	175,577	—
Foreign Government Agencies	—	29,579	—
Foreign Government Obligations	—	93,200	—
Supranational Bonds	—	62,963	—
Commercial Mortgage-Backed Securities	—	103,233	—
Municipal Bonds	—	49,468	—
Investment of Cash Collateral for Securities Loaned	—	752,336	—
Total	—	5,282,746	—
Unrealized Depreciation on Futures Contracts	(26,102)	—	—
Total - Net	$(26,102)	$5,282,746	$—

U.S. Aggregate Bond Zero Duration Fund	Level 1	Level 2	Level 3
U.S. Government Agencies	$—	$1,582,792	$—
U.S. Government Obligations	—	1,619,440	—
Corporate Bonds	—	1,143,946	—
Foreign Corporate Bonds	—	196,683	—
Foreign Government Agencies	—	29,579	—
Foreign Government Obligations	—	93,200	—
Supranational Bonds	—	62,964	—
Commercial Mortgage-Backed Securities	—	103,233	—
Municipal Bonds	—	49,468	—
Investment of Cash Collateral for Securities Loaned	—	779,486	—
Total	—	5,660,791	—
Unrealized Depreciation on Futures Contracts	(13,883)	—	—
Total - Net	$(13,883)	$5,660,791	$—

Floating Rate Treasury Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$2,498,746	$—
Investment of Cash Collateral for Securities Loaned	—	764,916	—
Total	$—	$3,263,662	$—

High Yield Bond Negative Duration Fund	Level 1	Level 2	Level 3
Corporate Bonds	$—	$3,886,426	$—
Foreign Corporate Bonds	—	497,367	—
Investment of Cash Collateral for Securities Loaned	—	1,377,173	—
Total	—	5,760,966	—
Unrealized Depreciation on Futures Contracts	(21,889)	—	—
Total - Net	$(21,889)	$5,760,966	$—

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	97

Notes to Financial Statements (continued)

High Yield Bond Zero Duration Fund	Level 1	Level 2	Level 3
Corporate Bonds	$—	$12,472,307	$—
Foreign Corporate Bonds	—	1,892,423	—
Investment of Cash Collateral for Securities Loaned	—	1,507,535	—
Total	—	15,872,265	—
Unrealized Depreciation on Futures Contracts	(10,836)	—	—
Total - Net	$(10,836)	$15,872,265	$—

Emerging Markets Corporate Bond Fund	Level 1	Level 2	Level 3
Foreign Corporate Bonds	$—	$110,998,925	$—
Foreign Government Agencies	—	3,776,961	—
Investment of Cash Collateral for Securities Loaned	—	24,571,108	—
Total	$—	$139,346,994	$—

Emerging Markets Local Debt Fund	Level 1	Level 2	Level 3
Foreign Government Agencies	$—	$13,338,992	$—
Foreign Government Obligations	—	761,764,185	—
Supranational Bonds	—	32,608,099	—
Repurchase Agreement	—	8,000,000	—
Investment of Cash Collateral for Securities Loaned	—	301,200	—
Total	—	816,012,476	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	132,887	—
Total - Net	$—	$816,145,363	$—

Euro Debt Fund	Level 1	Level 2	Level 3
Foreign Government Agencies	$—	$310,132	$—
Foreign Government Obligations	—	2,969,339	—
Supranational Bonds	—	1,300,821	—
Total	$—	$4,580,292	$—

Japan Interest Rate Strategy Fund (consolidated)	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$4,749,930	$—
Investment of Cash Collateral for Securities Loaned	—	1,496,340	—
Total	—	6,246,270	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	15,453	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(402)	—
Unrealized Depreciation on Futures Contracts	(39,236)	—	—
Total - Net	$(39,236)	$6,261,321	$—

Strategic Corporate Bond Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$10,023	$—
Corporate Bonds	—	4,138,935	—
Foreign Corporate Bonds	—	2,954,113	—
Preferred Stocks	186,386	—	—
Investment of Cash Collateral for Securities Loaned	—	2,268,538	—
Total	186,386	9,371,609	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	10,184	—
Total - Net	$186,386	$9,381,793	$—

98	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Global Real Return Fund (consolidated)	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$1,288,827	$—
Corporate Bonds	—	210,000	—
Foreign Corporate Bonds	—	440,112	—
Foreign Government Obligations	—	1,576,895	—
Exchange-Traded Funds	427,964	—	—
Investment of Cash Collateral for Securities Loaned	—	784,700	—
Total	427,964	4,300,534	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	17,404	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(3,243)	—
Unrealized Appreciation on Futures Contracts	2,512	—	—
Unrealized Depreciation on Futures Contracts	(3,380)	—	—
Total - Net	$427,096	$4,314,695	$—

Managed Futures Strategy Fund (consolidated)	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$155,939,530	$—
Investment of Cash Collateral for Securities Loaned	—	52,808,460	—
Total	—	208,747,990	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	496,310	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(468,096)	—
Unrealized Appreciation on Swap Contract	—	231,850	—
Unrealized Appreciation on Futures Contracts	1,489,451	—	—
Unrealized Depreciation on Futures Contracts	(202,263)	—	—
Total - Net	$1,287,188	$209,008,054	$—

There were no Level 3 securities at or during the fiscal year or period ended August 31, 2014.

There were no transfers into or out of any fair value measurement levels during the fiscal year or period ended August 31, 2014.

The Funds have elected to use the beginning of period method for transfers between fair value measurement levels.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically forward foreign currency contracts, swaps contracts and futures contracts for the fiscal year or period ended August 31, 2014 which are detailed in the tables herein. All of the derivative instruments disclosed and described herein are subject to credit risk. Credit risk is where the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security or where the counterparty to a derivative contract might default on its obligations. The Funds’ derivative agreements contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV over a specified time period. If an event occurred at August 31, 2014 that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund. At August 31, 2014 or for the period ended August 31, 2014, no event occurred that triggered a credit-risk-related contingent feature.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	99

Notes to Financial Statements (continued)

As of August 31, 2014, collateral for derivative instruments was as follows:

	Value of Collateral Pledged			Value of Collateral Received
Fund	Cash	Securities	Total	Cash	Securities	Total
U.S. Dollar Bullish Fund	$—	$—	$—	$—	$99,182	$99,182
Emerging Currency Strategy Fund	250,000	—	250,000	—	—	—
Asia Local Debt Fund	—	—	—	—	1,966	1,966
U.S. Aggregate Bond Negative Duration Fund	30,319	—	30,319	—	—	—
U.S. Aggregate Bond Zero Duration Fund	251,393	—	251,393	—	—	—
High Yield Bond Negative Duration Fund	27,182	—	27,182	—	—	—
High Yield Bond Zero Duration Fund	29,875	—	29,875	—	—	—
Emerging Markets Local Debt Fund	30,000	—	30,000	—	—	—
Japan Interest Rate Strategy Fund (consolidated)	144	15,000	15,144	—	—	—
Global Real Return Fund (consolidated)	17,009	—	17,009	—	—	—
Managed Futures Strategy Fund (consolidated)	3,290,000	2,519,974	5,809,974	—	—	—
As of August 31, 2014, the effect of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

Fund	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
U.S. Dollar Bullish Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$559,614	Unrealized depreciation on forward foreign currency contracts	$192,414
Brazilian Real Strategy Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	499,002	Unrealized depreciation on forward foreign currency contracts	275,043
Chinese Yuan Strategy Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,310,663	Unrealized depreciation on forward foreign currency contracts	7,341
Commodity Currency Strategy Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	75,980	Unrealized depreciation on forward foreign currency contracts	53,311
Emerging Currency Strategy Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	489,848	Unrealized depreciation on forward foreign currency contracts	987,754
Indian Rupee Strategy Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	138,677
Asia Local Debt Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	334,561	Unrealized depreciation on forward foreign currency contracts	3,378
U.S. Aggregate Bond Negative Duration Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	26,102
U.S. Aggregate Bond Zero Duration Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	13,883
High Yield Bond Negative Duration Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	21,889
High Yield Bond Zero Duration Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	10,836
Emerging Markets Local Debt Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	132,887	Unrealized depreciation on forward foreign currency contracts	—

100	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Fund	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
Japan Interest Rate Strategy Fund (consolidated)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$15,453	Unrealized depreciation on forward foreign currency contracts	$402
Interest rate contracts	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	39,236
Strategic Corporate Bond Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	10,184	Unrealized depreciation on forward foreign currency contracts	—
Global Real Return Fund (consolidated)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	17,404	Unrealized depreciation on forward foreign currency contracts	3,243
Commodity contracts	Unrealized appreciation on futures contracts*	2,512	Unrealized depreciation on futures contracts*	3,380
Managed Futures Strategy Fund (consolidated)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	496,310	Unrealized depreciation on forward foreign currency contracts	468,096
	Unrealized appreciation on futures contracts*	116,174	Unrealized depreciation on futures contracts*	9,475
Commodity contracts	Unrealized appreciation on swap contracts	231,850	Unrealized depreciation on swap contracts	—
	Unrealized appreciation on futures contracts*	699,104	Unrealized depreciation on futures contracts*	192,788
Interest rate contracts	Unrealized appreciation on futures contracts*	674,173	Unrealized depreciation on futures contracts*	—
*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the futures table on pages 109 to 111. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year or period ended August 31, 2014, the effect of derivative instruments on each Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
U.S. Dollar Bullish Fund[3]
Foreign exchange contracts	$79,213	$367,200
Brazilian Real Strategy Fund
Foreign exchange contracts	(35,781,126)	2,515,189
Chinese Yuan Strategy Fund
Foreign exchange contracts	3,360,685	(1,795,176)
Commodity Currency Strategy Fund
Foreign exchange contracts	176,500	122,994
Emerging Currency Strategy Fund
Foreign exchange contracts	1,461,721	5,902,902
Indian Rupee Strategy Fund
Foreign exchange contracts	2,528,432	3,065,897
Asia Local Debt Fund
Foreign exchange contracts	(320,871)	1,279,823
Australia & New Zealand Debt Fund
Foreign exchange contracts	36,682	7
U.S. Aggregate Bond Negative Duration Fund[3]
Interest rate contracts	(575,031)	(26,102)
U.S. Aggregate Bond Zero Duration Fund[3]
Interest rate contracts	(193,709)	(13,883)
High Yield Bond Negative Duration Fund[3]
Interest rate contracts	(387,906)	(21,889)
High Yield Bond Zero Duration Fund[3]
Interest rate contracts	(19,580)	(10,836)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	101

Notes to Financial Statements (continued)

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Emerging Markets Local Debt Fund
Foreign exchange contracts	$2,636,966	$1,548,439
Euro Debt Fund
Foreign exchange contracts	(970)	—
Japan Interest Rate Strategy Fund (consolidated)[3]
Foreign exchange contracts	(4,828)	15,051

Interest rate contracts	(63,164)	(39,236)
Strategic Corporate Bond Fund
Foreign exchange contracts	(53,900)	484
Global Real Return Fund (consolidated)
Foreign exchange contracts	(51,504)	14,161

Commodity contracts	(21,248)	(4,862)

Interest rate contracts	(12,333)	6,621
Managed Futures Strategy Fund (consolidated)
Foreign exchange contracts	752,077	700,578

Commodity contracts	734,176	623,971

Interest rate contracts	(730,775)	522,618

[1]	Realized gains (losses) on derivatives are located on the Statement of Operations as follows:

Foreign exchange contracts	Net realized gain (loss) from forward foreign currency contracts, foreign currency related transactions and futures contracts
Commodity contracts	Net realized gain (loss) from futures contracts and swap contracts
Interest rate contracts	Net realized gain (loss) from futures contracts and swap contracts

[2]	Change in unrealized appreciation (depreciation) is located on the Statement of Operations as follows:

Foreign exchange contracts	Net change in unrealized appreciation (depreciation) from forward foreign currency contracts, foreign currency related transactions and futures contracts
Commodity contracts	Net change in unrealized appreciation (depreciation) from futures contracts and swap contracts
Interest rate contracts	Net change in unrealized appreciation (depreciation) from futures contracts and swap contracts

[3]	For the period December 18, 2013 (commencement of operations) through August 31, 2014.

During the fiscal year or period ended August 31, 2014, the volume of derivative activity (based on the average of month-end balances) for the Funds was as follows:

	Average Notional			Average Market Value
Fund	Forward foreign currency contracts (to deliver)	Forward foreign currency contracts (to receive)	Swap contracts	Futures contracts (long)	Futures contracts (short)
U.S. Dollar Bullish Fund[1]
Foreign exchange contracts	$35,268,293	$79,896,198	$—	$—	$—
Brazilian Real Strategy Fund
Foreign exchange contracts	287,231,891	133,814,623	—	—	—
Chinese Yuan Strategy Fund
Foreign exchange contracts	183,142,163	30,263,446	—	—	—
Commodity Currency Strategy Fund
Foreign exchange contracts	18,305,166	4,766,662	—	—	—
Emerging Currency Strategy Fund
Foreign exchange contracts	221,130,907	70,444,937	—	—	—
Indian Rupee Strategy Fund
Foreign exchange contracts	39,412,686	10,517,010	—	—	—

102	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

	Average Notional			Average Market Value
Fund	Forward foreign currency contracts (to deliver)	Forward foreign currency contracts (to receive)	Swap contracts	Futures contracts (long)	Futures contracts (short)
Asia Local Debt Fund
Foreign exchange contracts	$67,986,632	$9,446,624	$—	$—	$—
Australia & New Zealand Debt Fund
Foreign exchange contracts	131,317	294,400	—	—	—
U.S. Aggregate Bond Negative Duration Fund[1]
Interest rate contracts	—	—	—	—	5,829,253
U.S. Aggregate Bond Zero Duration Fund[1]
Interest rate contracts	—	—	—	—	5,956,128
High Yield Bond Negative Duration Fund[1]
Interest rate contracts	—	—	—	—	5,322,261
High Yield Bond Zero Duration Fund[1]
Interest rate contracts	—	—	—	—	6,693,002
Emerging Markets Local Debt Fund
Foreign exchange contracts	78,758,564	38,370,201	—	—	—
Euro Debt Fund
Foreign exchange contracts	—	515	—	—	—
Japan Interest Rate Strategy Fund (consolidated)[1]
Foreign exchange contracts	1,244,922	2,734,105	—	—	—
Interest rate contracts	—	—	—	—	4,883,687
Strategic Corporate Bond Fund
Foreign exchange contracts	176,564	1,169,066	—	—	—
Global Real Return Fund (consolidated)
Commodity contracts	—	—	96,770	366,245	—
Foreign exchange contracts	39,019	645,230	—	—	—
Interest rate contracts	—	—	16,923	—	—
Managed Futures Strategy Fund (consolidated)
Commodity contracts	—	—	46,714,272	13,919,013	11,445,889
Foreign exchange contracts	25,181,157	33,355,807	—	24,513,883	12,987,719
Interest rate contracts	—	—	—	18,373,942	6,074,043
[1]	For the period December 18, 2013 (commencement of operations) through August 31, 2014.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Interest income including amortization of premiums and discounts is accrued daily.

Foreign Currency Translation — The accounting records of the Funds, except for Euro Debt Fund, are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of net realized gain (loss) from investment transactions and net change in unrealized appreciation (depreciation) from investment transactions, respectively, on the Statement of Operations. Net realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, including gains and losses of forward foreign currency contracts, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends/interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) from forward foreign currency contracts and foreign currency related transactions and/or net change in unrealized appreciation (depreciation) from forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies in the Statement of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

The accounting records of Euro Debt Fund are maintained in Euro, the functional currency, while U.S. dollar is the reporting currency of the Fund. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using the exchange rate at period end. Income, expenses and realized gain (loss) found in the Statement of Operations are converted to U.S. dollars using the average daily spot rates for the period.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	103

Notes to Financial Statements (continued)

Expenses/Reimbursements — Under the Investment Advisory Agreement for each Fund, except U.S. Dollar Bullish Fund, U.S. Aggregate Bond Negative Duration Fund, U.S. Aggregate Bond Zero Duration Fund, High Yield Bond Negative Duration Fund, High Yield Bond Zero Duration Fund, Japan Interest Rate Strategy Fund, and Floating Rate Treasury Fund, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for U.S. Dollar Bullish Fund, U.S. Aggregate Bond Negative Duration Fund, U.S. Aggregate Bond Zero Duration Fund, High Yield Bond Negative Duration Fund, High Yield Bond Zero Duration Fund, Japan Interest Rate Strategy Fund, and Floating Rate Treasury Fund, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the partition or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

The internal expenses of pooled investment vehicles in which the Fund may invest (acquired fund fees and expenses) are not expenses of the Fund and are not paid by WTAM.

During the year or period ended August 31, 2014, the Trust incurred expenses pertaining to proxy printing, mailing and solicitation. These proxy expenses are not paid by WTAM. During the period, each Fund in the Trust borne its pro rata allocation of these proxy expenses.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Repurchase Agreements — Each Fund’s custodian or a third party custodian under tri-party repurchase agreements may take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued on a daily basis at fair value to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Forward Foreign Currency Contracts — A forward foreign currency contract (“Forward Contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A Forward Contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades. However, if a Fund is in an unrealized loss position on a Forward Contract, it may be required to pledge collateral (or additional collateral) to the counterparty. If a Fund is in an unrealized gain position on a Forward Contract, it may receive collateral from the counterparty.

Risks may arise upon entering into Forward Contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open Forward Contracts are recorded for book purposes as unrealized gains or losses on Forward Contracts by the Funds. Realized gains and losses on Forward Contracts include net gains or losses recognized by the Funds on contracts which have matured or were sold. Each Fund may enter into Forward Contracts to manage its foreign currency exposure or to facilitate settlement of foreign currency denominated portfolio transactions. A Fund may invest in both Forward Contracts and U.S. dollar denominated money market securities in an attempt to create a “synthetic” investment in a foreign currency denominated instrument.

104	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

The following Forward Contracts were open at August 31, 2014:

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
U.S. Dollar Bullish Fund
	9/4/2014	AUD	3,649,628	USD	3,384,585	$(23,748)
	9/4/2014	BRL	2,731,014	USD	1,193,077	(26,585)
	9/4/2014	CAD	6,877,237	USD	6,302,378	(22,390)
	9/4/2014	CHF	2,091,753	USD	2,302,273	23,778
	9/4/2014	CNH	10,176,257	USD	1,642,325	(12,289)
	9/4/2014	EUR	6,422,138	USD	8,600,341	161,926
	9/4/2014	EUR	6,422,138	USD	8,600,335	161,919
	9/4/2014	GBP	3,079,188	USD	5,197,315	85,439
	9/4/2014	JPY	1,075,854,348	USD	10,460,727	120,367
	9/4/2014	KRW	1,854,993,006	USD	1,793,615	(35,774)
	9/4/2014	MXN	69,366,311	USD	5,235,193	(69,002)
	9/4/2014	USD	3,408,570	AUD	3,649,628	(237)
	9/4/2014	USD	1,220,020	BRL	2,731,014	(357)
	9/4/2014	USD	6,325,059	CAD	6,877,237	(291)
	9/4/2014	USD	2,278,474	CHF	2,091,753	21
	9/4/2014	USD	1,654,810	CNH	10,176,257	(197)
	9/4/2014	USD	8,438,368	EUR	6,422,138	47
	9/4/2014	USD	8,438,047	EUR	6,422,138	368
	9/4/2014	USD	5,111,914	GBP	3,079,188	(38)
	9/4/2014	USD	10,340,279	JPY	1,075,854,348	80
	9/4/2014	USD	1,829,472	KRW	1,854,993,006	(82)
	9/4/2014	USD	5,305,100	MXN	69,366,311	(905)
	10/7/2014	AUD	3,680,704	USD	3,429,643	212
	10/7/2014	BRL	2,742,648	USD	1,214,206	926
	10/7/2014	CAD	6,959,839	USD	6,396,176	303
	10/7/2014	CHF	2,124,841	USD	2,315,196	(47)
	10/7/2014	EUR	6,534,586	USD	8,587,753	(48)
	10/7/2014	EUR	6,534,586	USD	8,587,426	(375)
	10/7/2014	GBP	3,125,135	USD	5,186,849	51
	10/7/2014	JPY	1,086,032,206	USD	10,440,770	(49)
	10/7/2014	KRW	1,887,915,203	USD	1,861,629	2,533
	10/7/2014	MXN	70,026,997	USD	5,343,859	928
	10/8/2014	CNH	10,361,636	USD	1,681,183	716
						$367,200
Brazilian Real Strategy Fund
	9/3/2014	BRL	82,575	USD	36,635	$(269)
	9/3/2014	BRL	18,630,000	USD	8,189,011	(137,060)
	9/3/2014	BRL	18,240,000	USD	8,014,060	(137,714)
	9/3/2014	USD	8,057,522	BRL	18,122,575	41,772
	9/3/2014	USD	8,150,068	BRL	18,322,575	38,610
	9/3/2014	USD	90,480	BRL	207,425	2,222
	9/3/2014	USD	132,655	BRL	300,000	1,420
	11/4/2014	USD	7,065,214	BRL	16,254,938	75,900
	11/4/2014	USD	7,056,013	BRL	16,254,937	85,101
	12/2/2014	USD	7,992,621	BRL	18,630,000	127,314
	12/2/2014	USD	7,823,290	BRL	18,240,000	126,663
						$223,959

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	105

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Chinese Yuan Strategy Fund
	10/15/2014	CNH	19,965,000	USD	3,232,675	$(4,066)
	10/15/2014	USD	20,079,478	CNH	125,446,536	258,009
	10/15/2014	USD	20,687,283	CNH	129,247,940	266,490
	10/15/2014	USD	20,078,834	CNH	125,446,533	258,652
	10/16/2014	USD	20,422,948	CNY	126,675,374	105,293
	11/7/2014	CNY	11,530,000	USD	1,865,998	(1,310)
	11/7/2014	USD	37,332,664	CNY	233,123,822	422,219
	2/27/2015	USD	4,330,369	CNY	26,809,313	(1,965)
						$1,303,322
Commodity Currency Strategy Fund
	10/2/2014	USD	1,493,667	BRL	3,441,707	$31,544
	12/2/2014	USD	1,562,238	AUD	1,691,787	10,213
	12/2/2014	USD	1,541,247	CAD	1,695,826	18,765
	12/2/2014	USD	1,473,186	CLP	867,191,033	(18,361)
	12/2/2014	USD	1,503,161	NOK	9,313,583	(387)
	12/2/2014	USD	1,514,702	NZD	1,830,987	4,721
	12/2/2014	USD	1,454,487	RUB	53,819,663	(34,563)
	12/2/2014	USD	1,496,064	ZAR	16,265,958	10,737
						$22,669
Emerging Currency Strategy Fund
	9/3/2014	BRL	15,524,876	USD	6,861,824	$(76,513)
	9/3/2014	USD	6,688,728	BRL	15,215,853	111,501
	9/3/2014	USD	135,507	BRL	309,023	2,601
	10/2/2014	USD	6,859,706	BRL	15,646,303	74,037
	11/4/2014	USD	6,754,026	CNH	42,001,939	47,702
	11/4/2014	USD	138,505	CNH	858,728	557
	11/4/2014	USD	6,725,469	IDR	79,145,316,492	(33,645)
	11/4/2014	USD	136,520	IDR	1,616,126,643	125
	11/4/2014	USD	6,750,576	KRW	6,943,642,525	74,380
	11/4/2014	USD	136,986	KRW	141,506,513	2,102
	11/4/2014	USD	6,680,534	MXN	88,250,522	41,711
	11/4/2014	USD	136,789	MXN	1,800,810	383
	11/4/2014	USD	6,745,950	MYR	21,562,753	58,363
	11/4/2014	USD	137,162	MYR	440,016	1,689
	11/4/2014	USD	6,748,090	PHP	292,799,614	(47,923)
	11/4/2014	USD	136,043	PHP	5,980,464	808
	11/4/2014	USD	6,696,251	PLN	20,942,967	(170,972)
	11/4/2014	USD	135,934	PLN	427,625	(2,698)
	11/4/2014	USD	6,740,788	THB	215,334,478	(19,200)
	11/4/2014	USD	137,343	THB	4,403,227	102
	11/4/2014	USD	6,638,592	TRY	14,458,853	(29,147)
	11/4/2014	USD	134,331	TRY	294,803	430
	11/4/2014	USD	6,665,577	ZAR	72,391,502	71,452
	11/4/2014	USD	137,615	ZAR	1,474,416	(400)
	11/5/2014	USD	6,672,003	CLP	3,841,739,551	(212,164)
	11/5/2014	USD	134,925	CLP	78,360,624	(3,163)
	11/5/2014	USD	6,664,384	COP	12,613,013,207	(138,204)
	11/5/2014	USD	135,620	COP	257,295,333	(2,491)
	11/5/2014	USD	2,293,248	INR	139,624,406	(10,685)
	11/5/2014	USD	2,225,982	INR	135,517,808	(10,553)

106	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Emerging Currency Strategy Fund (continued)
	11/5/2014	USD	2,225,252	INR	135,517,812	$(9,822)
	11/5/2014	USD	135,496	INR	8,404,829	1,905
	11/5/2014	USD	6,748,929	RUB	246,113,204	(217,098)
	11/5/2014	USD	135,717	RUB	4,997,761	(3,076)
						$(497,906)
Indian Rupee Strategy Fund
	11/5/2014	INR	130,853,641	USD	2,129,254	$(9,926)
	11/5/2014	USD	9,506,081	INR	578,777,736	(44,290)
	11/5/2014	USD	9,227,249	INR	561,754,877	(43,746)
	11/5/2014	USD	9,224,218	INR	561,754,894	(40,715)
						$(138,677)
Asia Local Debt Fund
	9/17/2014	SGD	965,000	USD	776,266	$3,533
	9/17/2014	SGD	20,000,000	USD	16,154,828	139,633
	9/17/2014	TWD	9,310,000	USD	310,333	(1,375)
	9/17/2014	TWD	13,875,000	USD	462,546	(2,003)
	9/17/2014	USD	15,123,427	KRW	15,500,000,000	145,218
	9/17/2014	USD	27,059,717	SGD	33,826,000	26,782
	9/17/2014	USD	19,738,658	TWD	590,126,662	19,395
						$331,183
Emerging Markets Local Debt Fund
	9/17/2014	USD	20,761,335	KRW	21,210,818,360	$132,887
						$132,887
Japan Interest Rate Strategy Fund (consolidated)
	9/5/2014	JPY	3,547,000	USD	34,498	$354
	9/5/2014	JPY	74,448,000	USD	724,090	7,440
	9/5/2014	JPY	74,299,000	USD	722,628	7,413
	9/5/2014	JPY	2,451,000	USD	23,839	245
	9/5/2014	JPY	1,503,000	USD	14,468	—
	9/5/2014	USD	38,458	JPY	3,954,000	(396)
	9/5/2014	USD	34,144	JPY	3,547,000	—
	9/5/2014	USD	716,652	JPY	74,448,000	(3)
	9/5/2014	USD	715,215	JPY	74,299,000	1
	10/6/2014	JPY	1,474,000	USD	14,193	—
	10/6/2014	JPY	3,547,000	USD	34,152	—
	10/6/2014	JPY	74,299,000	USD	715,383	(2)
	10/6/2014	JPY	74,448,000	USD	716,818	(1)
	10/6/2014	USD	14,472	JPY	1,503,000	—
						$15,051
Strategic Corporate Bond Fund
	11/14/2014	EUR	26,620	USD	35,582	$502
	11/14/2014	EUR	386,891	USD	517,804	7,951
	11/14/2014	GBP	70,870	USD	119,359	1,731
						$10,184
Global Real Return Fund (consolidated)
	9/3/2014	EUR	95,379	USD	125,357	$(276)
	10/16/2014	AUD	195,000	USD	182,385	552
	10/16/2014	CAD	201,750	USD	188,524	2,726
	10/16/2014	EUR	91,603	USD	124,733	4,042
	10/16/2014	GBP	142,700	USD	244,159	7,251

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Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Global Real Return Fund (consolidated) (continued)
	10/16/2014	MXN	3,070,000	USD	234,636	$505
	10/16/2014	TRY	367,493	USD	169,998	1,318
	10/16/2014	USD	82,742	CAD	90,000	142
	10/16/2014	USD	141,673	MXN	1,850,000	(585)
	10/16/2014	USD	69,156	ZAR	750,000	868
	10/16/2014	ZAR	1,845,000	USD	169,877	(2,382)
						$14,161
Managed Futures Strategy Fund (consolidated)
	9/17/2014	JPY	4,368,881,000	USD	42,487,270	$427,761
	9/17/2014	JPY	36,875,000	USD	359,673	4,675
	9/17/2014	JPY	61,385,000	USD	601,627	10,670
	9/17/2014	JPY	136,263,000	USD	1,312,375	562
	9/17/2014	USD	9,486,791	JPY	964,255,500	(203,839)
	9/17/2014	USD	9,487,566	JPY	964,255,500	(204,614)
	9/17/2014	USD	109,343	JPY	11,068,000	(2,791)
	9/17/2014	USD	307,433	JPY	31,210,000	(6,973)
	9/17/2014	USD	24,744,144	JPY	2,575,618,000	51,502
	9/17/2014	USD	547,574	JPY	56,997,000	1,140
	12/17/2014	JPY	2,575,618,000	USD	24,762,986	(49,879)
						$28,214

Currency Legend:

AUD — Australian dollar

BRL — Brazilian real

CAD — Canadian dollar

CHF — Swiss franc

CLP — Chilean peso

CNH — Chinese renminbi

CNY — Chinese yuan

COP — Colombian peso

EUR — Euro

GBP — British pound

IDR — Indonesian rupiah

INR — Indian rupee

JPY — Japanese yen

KRW — South Korean won

MXN — Mexican peso

MYR — Malaysian ringgit

NOK — Norwegian krone

NZD — New Zealand dollar

PHP — Philippine peso

PLN — Polish zloty

RUB — Russian ruble

SGD — Singapore dollar

THB — Thai baht

TRY — Turkish New lira

TWD — New Taiwan dollar

USD — U.S. dollar

ZAR — South African rand

Currency, Interest Rate and Total Return Swaps — Each Fund may enter into swap agreements, including interest rate swaps, currency swaps and total return swaps. A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest rate payment. A typical foreign cross-currency swap involves the exchange of cash flows based on the notional difference among two or more currencies (e.g., the U.S. dollar and the Brazilian real). A typical total return swap involves the payment of the total return on a reference asset in return for payments equal to a rate of interest on another reference asset. The total return typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Swap agreements may be used to achieve exposure to, for example, currencies, interest rates, indexes and money market securities without actually purchasing such currencies or securities. The Managed Futures Strategy Fund and the Global Real Return Fund may enter into swaps transactions based on commodities or commodity indexes. Each Fund may use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is

108	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

otherwise impracticable. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another or from one payment stream to another. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currencies, corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of a Fund’s investments and its share price.

Detailed below is the total return swap agreement outstanding as of August 31, 2014:

Fund	Counterparty	Termination Date	Notional Amount	Fund Pays Floating Rate (per annum)	Fund Receives Total Return of Reference Entity		Unrealized Appreciation
Managed Futures Strategy Fund (consolidated)	UBS AG	12/15/14	$41,646,708	3-Month U.S. Treasury Bill Index + 0.45%	AFT CTI Modified Index	[1]	$231,850

[1]

The Alpha Financial Technologies Commodity Trends Indicator Modified Index (“AFT CTI”) is a long/short rules-based index constructed of 16 liquid commodity futures contracts. The AFT CTI is designed to reflect both rising and falling price trends via long and short positions. The AFT CTI is historically non-correlated to traditional bond and equity returns over long-term periods. The AFT CTI is modified when there is a market disruption event (“MDE”). An MDE occurs when the counterparty is unable to transact in a freely trading market when there is a need for transactions to take place and the modification refers specifically to the business day and transaction price the counterparty is able to transact at. If there is an MDE in some markets, the counterparty transacts at the close on the next business day on which the relevant markets are not disrupted.

Futures Contracts — Each Fund may transact in currency futures contracts and U.S. Treasury futures contracts. The Managed Futures Strategy Fund and Global Real Return Fund may transact in commodity, currency and U.S. Treasury futures contracts. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation. Margin deposits are posted as performance bonds with the clearing broker and, in turn, with the exchange clearing corporation.

Each Fund may buy and sell index futures contracts. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. When a Fund purchases or sells a futures contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund will segregate assets consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If a Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated assets will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of a Fund’s outstanding portfolio securities. Additionally, such segregated assets will generally ensure the availability of adequate funds to meet the obligations of a Fund arising from such investment activities.

The following futures contracts were open at August 31, 2014:

Fund		Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
U.S. Aggregate Bond Negative Duration Fund	Futures Contracts Short
	10 Year U.S. Treasury Note Futures	10	$(1,257,812)	Dec-14	$(1,868)
	5 Year U.S. Treasury Note Futures	3	(356,508)	Dec-14	(320)
	U.S. Treasury Long Bond Futures	17	(2,381,594)	Dec-14	(14,344)
	U.S. Treasury Ultra Long Term Bond Futures	5	(777,500)	Dec-14	(9,570)
					$(26,102)

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Notes to Financial Statements (continued)

Fund		Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
U.S. Aggregate Bond Zero Duration Fund	Futures Contracts Short
	10 Year U.S. Treasury Note Futures	6	$(754,688)	Dec-14	$(1,235)
	2 Year U.S. Treasury Note Futures	7	(1,533,328)	Dec-14	(1,094)
	5 Year U.S. Treasury Note Futures	11	(1,307,195)	Dec-14	(3,351)
	U.S. Treasury Long Bond Futures	5	(700,469)	Dec-14	(4,375)
	U.S. Treasury Ultra Long Term Bond Futures	2	(311,000)	Dec-14	(3,828)
					$(13,883)
High Yield Bond Negative Duration Fund	Futures Contracts Short
	10 Year U.S. Treasury Note Futures	16	$(2,012,500)	Dec-14	$(3,038)
	5 Year U.S. Treasury Note Futures	7	(831,852)	Dec-14	(1,242)
	U.S. Treasury Long Bond Futures	7	(980,656)	Dec-14	(6,125)
	U.S. Treasury Ultra Long Term Bond Futures	6	(933,000)	Dec-14	(11,484)
					$(21,889)
High Yield Bond Zero Duration Fund	Futures Contracts Short
	2 Year U.S. Treasury Note Futures	42	$(9,199,969)	Dec-14	$(5,797)
	5 Year U.S. Treasury Note Futures	27	(3,208,570)	Dec-14	(5,039)
					$(10,836)
Japan Interest Rate Strategy Fund (consolidated)	Futures Contracts Short
	10 Year Japanese Government Bond Futures	3	$(4,222,842)	Sep-14	$(34,654)
	10 Year Mini Japanese Government Bond Futures	4	(562,969)	Sep-14	(4,582)
					$(39,236)
Global Real Return Fund (consolidated)	Futures Contracts Short
	Copper Futures	1	$79,012	Dec-14	$(250)
	Gasoline RBOB Futures	2	215,435	Dec-14	2,512
	Platinum Futures	1	71,235	Oct-14	(3,130)
					$(868)
Managed Futures Strategy Fund (consolidated)	Futures Contracts Short
	British Pound Currency Futures	100	$(10,341,875)	Dec-14	$612
	Copper Futures	57	(4,503,712)	Dec-14	—
	Corn Futures	178	(3,246,275)	Dec-14	22,234
	Cotton No. 2 Futures	27	(898,695)	Dec-14	55,080
	Euro Currency Futures	163	(26,778,863)	Dec-14	100,000
	Gold 100 Ounce Futures	25	(3,218,500)	Dec-14	—
	Lean Hogs Futures	51	(1,876,800)	Dec-14	—
	Live Cattle Futures	43	(2,647,940)	Dec-14	—
	Natural Gas Futures	90	(3,777,300)	Dec-14	(158,350)
	Silver Futures	15	(1,461,900)	Dec-14	—
	Soybean Futures	93	(4,762,763)	Nov-14	598,675
	Sugar No. 11 Futures	45	(878,976)	Mar-15	—
	Swiss Franc Currency Futures	30	(4,087,875)	Dec-14	15,562
	Wheat Futures	75	(2,113,125)	Dec-14	(34,438)
					$599,375
	Futures Contracts Long
	10 Year U.S. Treasury Note Futures	123	$15,469,173	Dec-14	$232,907
	Australian Dollar Currency Futures	45	4,169,700	Dec-14	(9,225)
	Canadian Dollar Currency Futures	23	2,110,250	Dec-14	(250)

110	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Fund		Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Managed Futures Strategy Fund (consolidated) (continued)	Futures Contracts Long
	Cocoa Futures	28	904,120	Dec-14	$11,190
	Coffee “C” Futures	18	1,350,000	Dec-14	11,925
	U.S. Treasury Long Bond Futures	111	15,550,406	Dec-14	441,266
					$687,813
	Total				$1,287,188

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high-grade debt obligations, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The value of the investment of cash collateral for securities on loan along with the obligation to return such collateral are included on the Statements of Assets and Liabilities. The value of securities received as collateral for securities on loan are not included on the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The securities lending income earned by the Funds is disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults.

Master Netting Arrangements — Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) is generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASU 2011-11 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), including Forward Contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Repurchase agreements are subject to the terms and conditions of a Master Repurchase Agreement (“Master Repurchase Agreement”) between a Fund and a counterparty. In the event of a default or failure by a party to perform an obligation with respect

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Notes to Financial Statements (continued)

to a repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with a repurchase transaction against obligations owed to the non-defaulting party.

A Fund’s security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Fund and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower, collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

The Funds’ futures contracts are all exchange traded and are not subject to master netting arrangements. Therefore all futures contracts are excluded from the master netting table below.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, Master Repurchase Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of August 31, 2014, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement, Master Repurchase Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities
	Gross Amounts in Statement of Assets and Liabilities	Gross Amounts Not Offset in Statement of Assets and Liabilities			Gross Amounts in Statement of Assets and Liabilities	Gross Amounts Not Offset in Statement of Assets and Liabilities
Fund		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Pledged	Net Amount
U.S. Dollar Bullish Fund
Securities Lending	$16,539,764	$—	$(16,539,764)[1]	$—	$—	$—	$—	$—
Forward Foreign Currency Contracts	559,614	(27,969)	(99,182)	432,463	192,414	(27,969)	—	164,445
Brazilian Real Strategy Fund
Securities Lending	9,106,870	—	(9,106,870)[1]	—	—	—	—	—
Repurchase Agreements	12,540,000	—	(12,540,000)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	499,002	(275,043)	—	223,959	275,043	(275,043)	—	—
Chinese Yuan Strategy Fund
Securities Lending	14,609,791	—	(14,609,791)[1]	—	—	—	—	—
Repurchase Agreements	13,180,000	—	(13,180,000)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	1,310,663	—	—	1,310,663	7,341	—	—	7,341
Commodity Currency Strategy Fund
Securities Lending	3,615,951	—	(3,615,951)[1]	—	—	—	—	—
Repurchase Agreements	3,485,000	—	(3,485,000)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	75,980	(28,574)	—	47,406	53,311	(28,574)	—	24,737
Emerging Currency Strategy Fund
Securities Lending	27,191,611	—	(27,191,611)[1]	—	—	—	—	—
Repurchase Agreements	32,655,000	—	(32,655,000)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	489,848	(271,596)	—	218,252	987,754	(271,596)	(10,685)[1]	705,473
Indian Rupee Strategy Fund
Securities Lending	7,699,903	—	(7,699,903)[1]	—	—	—	—	—
Repurchase Agreements	8,190,000	—	(8,190,000)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	—	—	—	—	138,677	—	—	138,677

112	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

	Assets				Liabilities
	Gross Amounts in Statement of Assets and Liabilities	Gross Amounts Not Offset in Statement of Assets and Liabilities			Gross Amounts in Statement of Assets and Liabilities	Gross Amounts Not Offset in Statement of Assets and Liabilities
Fund		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Pledged	Net Amount
Asia Local Debt Fund
Repurchase Agreements	$33,900,000	$—	$(33,900,000)[1]	$—	$—	$—	$—	$—
Forward Foreign Currency Contracts	334,561	(3,378)	(1,966)	329,217	3,378	(3,378)	—	—
U.S. Aggregate Bond Negative Duration Fund
Securities Lending	736,784	—	(736,784)[1]	—	—	—	—	—
U.S. Aggregate Bond Zero Duration Fund
Securities Lending	763,412	—	(763,412)[1]	—	—	—	—	—
Floating Rate Treasury Fund
Securities Lending	749,300	—	(749,300)[1]	—	—	—	—	—
High Yield Bond Negative Duration Fund
Securities Lending	1,349,160	—	(1,349,160)[1]	—	—	—	—	—
High Yield Bond Zero Duration Fund
Securities Lending	1,493,018	—	(1,493,018)[1]	—	—	—	—	—
Emerging Markets Corporate Bond Fund
Securities Lending	24,063,044	—	(24,063,044)[1]	—	—	—	—	—
Emerging Markets Local Debt Fund
Securities Lending	295,304	—	(295,304)[1]	—	—	—	—	—
Repurchase Agreements	8,000,000	—	(8,000,000)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	132,887	—	—	132,887	—	—	—	—
Japan Interest Rate Strategy Fund (consolidated)
Securities Lending	1,466,984	—	(1,466,984)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	15,453	—	—	15,453	402	—	—	402
Strategic Corporate Bond Fund
Securities Lending	2,221,738	—	(2,221,738)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	10,184	—	—	10,184	—	—	—	—
Global Real Return Fund (consolidated)
Securities Lending	768,911	—	(768,911)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	17,404	(3,243)	—	14,161	3,243	(3,243)	—	—
Managed Futures Strategy Fund (consolidated)
Securities Lending	51,772,624	—	(51,772,624)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	496,310	(264,790)	(216,175)[1]	15,345	468,096	(264,790)	—	203,306
Swap Contracts	231,850	—	—	231,850	—	—	—	—
[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

To-be-announced Transactions — U.S. Aggregate Bond Negative Duration Fund and U.S. Aggregate Bond Zero Duration Fund invest in U.S. agency mortgage-backed pass-through securities which are securities issued by entities such as Government National Mortgage Association and Federal National Mortgage Association that are backed by pools of mortgages. Most transactions in mortgage-backed pass-through securities occur for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” In a TBA Transaction, the

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Notes to Financial Statements (continued)

buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined a few days prior to the settlement date; however, it is not anticipated that the U.S. Aggregate Bond Negative Duration Fund and U.S. Aggregate Bond Zero Duration Fund will take delivery of pools, but instead will participate in rolling TBA Transactions whereby instead of receiving pools on the purchase settlement date, the position is offset by a current sale of the TBA security with a simultaneous forward purchase of a substantially similar TBA security (i.e. same type, coupon, maturity) to settle on a specified future date.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of each Fund to pay out dividends, if any, to investors’ at least annually. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND TRANSACTIONS

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Capital Management Corporation (“MCM”) to provide sub-advisory services to the Currency Strategy, Fixed Income and Alternative Funds, except for the Brazilian Real Strategy Fund, Emerging Markets Corporate Bond Fund, Strategic Corporate Bond Fund, Japan Interest Rate Strategy Fund and Global Real Return Fund which are sub-advised by Western Asset Management Company and certain affiliates (“WAMCO”). Prior to June 27, 2014, the Brazilian Real Strategy Fund was sub-advised by MCM. MCM and WAMCO are compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending, and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the Investment Advisory Agreement for each Fund, WTAM agrees to pay all expenses of the Funds except for certain expenses generally described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee of up to 0.0044% of each Fund’s average daily net assets. WTAM expects to receive advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate
U.S. Dollar Bullish Fund	0.50%
Brazilian Real Strategy Fund	0.45%
Chinese Yuan Strategy Fund	0.45%
Commodity Currency Strategy Fund	0.55%
Emerging Currency Strategy Fund	0.55%
Indian Rupee Strategy Fund	0.45%
Asia Local Debt Fund	0.55%
Australia & New Zealand Debt Fund	0.45%
U.S. Aggregate Bond Negative Duration Fund	0.28%
U.S. Aggregate Bond Zero Duration Fund	0.23%
Floating Rate Treasury Fund	0.20%*
High Yield Bond Negative Duration Fund	0.48%
High Yield Bond Zero Duration Fund	0.43%
Emerging Markets Corporate Bond Fund	0.60%
Emerging Markets Local Debt Fund	0.55%
Euro Debt Fund	0.35%

114	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Fund	Advisory Fee Rate
Japan Interest Rate Strategy Fund (consolidated)	0.50%
Strategic Corporate Bond Fund	0.50%*
Global Real Return Fund (consolidated)	0.60%
Managed Futures Strategy Fund (consolidated)	0.95%
*	For Floating Rate Treasury Fund and Strategic Corporate Bond Fund, WTAM has contractually agreed to limit its advisory fee to 0.15% and 0.45%, respectively through February 4, 2015 and January 1, 2015, respectively, or unless earlier terminated by the Board of Trustees of the Trust. This agreement may be terminated by the Board of Trustees of the Trust, for any reason at any time. For Floating Rate Treasury Fund and Strategic Corporate Bond Fund, WTAM waived $715 and $4,790 of its advisory fee for the period ended August 31, 2014, respectively.

Each Fund may purchase shares of affiliated exchanged-traded funds (“ETF”) in secondary market transactions. See Note 7 for transactions in affiliated ETFs.

4. CAPITAL SHARE TRANSACTIONS

As of August 31, 2014, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. Generally, Funds issue and redeem shares on a cash basis, however, shares may also be issued or redeemed in kind. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind capital share transactions and short-term investments) for the fiscal year or period ended August 31, 2014 were as follows:

	Non-U.S. Government Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
U.S. Dollar Bullish Fund	$—	$—	$—	$—
Brazilian Real Strategy Fund	—	—	—	—
Chinese Yuan Strategy Fund	—	—	—	—
Commodity Currency Strategy Fund	—	—	—	—
Emerging Currency Strategy Fund	—	—	—	—
Indian Rupee Strategy Fund	—	—	—	—
Asia Local Debt Fund	238,318,017	312,940,170	—	—
Australia & New Zealand Debt Fund	12,272,683	10,019,417	—	—
U.S. Aggregate Bond Negative Duration Fund	3,316,100	267,934	19,334,287	14,709,513
U.S. Aggregate Bond Zero Duration Fund	3,319,512	196,957	19,335,547	14,436,571
Floating Rate Treasury Fund	—	—	4,132,616	1,634,145
High Yield Bond Negative Duration Fund	11,224,594	9,097,716	—	—
High Yield Bond Zero Duration Fund	16,819,618	9,526,079	—	—
Emerging Markets Corporate Bond Fund	42,018,865	42,192,215	—	—
Emerging Markets Local Debt Fund	786,263,980	882,483,224	—	—
Euro Debt Fund	1,404,763	1,378,699	—	—
Japan Interest Rate Strategy Fund (consolidated)	—	—	—	—
Strategic Corporate Bond Fund	3,023,367	9,975,783	347,663	416,434
Global Real Return Fund (consolidated)	1,285,038	527,808	1,029,135	759,553
Managed Futures Strategy Fund (consolidated)	—	—	—	—

For the fiscal year or period ended August 31, 2014, the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions were as follows:

Fund	Purchases	Sales
U.S. Dollar Bullish Fund	$—	$—
Brazilian Real Strategy Fund	—	—
Chinese Yuan Strategy Fund	—	—

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	115

Notes to Financial Statements (continued)

Fund	Purchases	Sales
Commodity Currency Strategy Fund	$—	$—
Emerging Currency Strategy Fund	—	—
Indian Rupee Strategy Fund	—	—
Asia Local Debt Fund	2,152,286	72,792,019
Australia & New Zealand Debt Fund	—	10,269,322
U.S. Aggregate Bond Negative Duration Fund	—	3,212,515
U.S. Aggregate Bond Zero Duration Fund	—	3,225,982
Floating Rate Treasury Fund	—	—
High Yield Bond Negative Duration Fund	2,220,727	—
High Yield Bond Zero Duration Fund	7,094,946	—
Emerging Markets Corporate Bond Fund	15,294,099	21,756,061
Emerging Markets Local Debt Fund	21,653,458	487,676,863
Euro Debt Fund	—	—
Japan Interest Rate Strategy Fund (consolidated)	—	—
Strategic Corporate Bond Fund	—	—
Global Real Return Fund (consolidated)	—	—
Managed Futures Strategy Fund (consolidated)	—	—

Realized gains and losses on in-kind redemptions are not recognized by the Funds for tax purposes.

6. FEDERAL INCOME TAXES

At August 31, 2014, the cost of investments (including securities on loan) for Federal income tax purposes was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
U.S. Dollar Bullish Fund	$71,620,450	$—	$—	$—
Brazilian Real Strategy Fund	40,228,864	—	—	—
Chinese Yuan Strategy Fund	164,828,176	72,474	—	72,474
Commodity Currency Strategy Fund	15,623,255	—	—	—
Emerging Currency Strategy Fund	124,676,508	—	—	—
Indian Rupee Strategy Fund	33,266,803	—	—	—
Asia Local Debt Fund	338,013,337	1,225,311	(16,205,629)	(14,980,318)
Australia & New Zealand Debt Fund	35,031,301	218,009	(1,934,206)	(1,716,197)
U.S. Aggregate Bond Negative Duration Fund	5,163,615	119,396	(265)	119,131
U.S. Aggregate Bond Zero Duration Fund	5,538,785	122,320	(314)	122,006
Floating Rate Treasury Fund	3,262,969	693	—	693
High Yield Bond Negative Duration Fund	5,738,990	31,696	(9,720)	21,976
High Yield Bond Zero Duration Fund	15,902,963	17,225	(47,923)	(30,698)
Emerging Markets Corporate Bond Fund	137,161,073	3,222,811	(1,036,890)	2,185,921
Emerging Markets Local Debt Fund	891,244,755	5,197,994	(80,430,273)	(75,232,279)
Euro Debt Fund	4,210,669	369,623	—	369,623
Japan Interest Rate Strategy Fund (consolidated)	6,396,255	28	(103,518)	(103,490)
Strategic Corporate Bond Fund	9,360,634	213,728	(16,367)	197,361
Global Real Return Fund (consolidated)	5,560,945	166,723	(494,721)	(327,998)
Managed Futures Strategy Fund (consolidated)	256,059,397	169,870	(39,732,699)	(39,562,829)

At August 31, 2014, the components of accumulated earnings/(loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Currency and Other Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Losses)
U.S. Dollar Bullish Fund	$29,311	$265,527	$—	$—	$294,838
Brazilian Real Strategy Fund	—	(96,767,393)	—	—	(96,767,393)

116	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Currency and Other Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Losses)
Chinese Yuan Strategy Fund	$10,069	$516,758	$72,474	$342	$599,643
Commodity Currency Strategy Fund	—	(6,417,187)	—	(18,361)	(6,435,548)
Emerging Currency Strategy Fund	—	(36,869,601)	—	(395,703)	(37,265,304)
Indian Rupee Strategy Fund	—	(2,259,176)	—	—	(2,259,176)
Asia Local Debt Fund	—	(4,878,598)	(14,980,318)	194,538	(19,664,378)
Australia & New Zealand Debt Fund	—	(3,433,452)	(1,716,197)	(739)	(5,150,388)
U.S. Aggregate Bond Negative Duration Fund	529	(564,141)	119,131	—	(444,481)
U.S. Aggregate Bond Zero Duration Fund	1,422	(171,206)	122,006	—	(47,778)
Floating Rate Treasury Fund	—	(401)	693	—	292
High Yield Bond Negative Duration Fund	2,244	(402,877)	21,976	—	(378,657)
High Yield Bond Zero Duration Fund	2,829	(10,710)	(30,698)	—	(38,579)
Emerging Markets Corporate Bond Fund	106,313	(2,588,060)	2,185,921	—	(295,826)
Emerging Markets Local Debt Fund	—	(11,161,306)	(75,232,279)	(301,230)	(86,694,815)
Euro Debt Fund	11,794	43,690	369,623	—	425,107
Japan Interest Rate Strategy Fund (consolidated)	—	(2,455)	(103,490)	65,296	(40,649)
Strategic Corporate Bond Fund	48,161	(158,480)	197,361	(616)	86,426
Global Real Return Fund (consolidated)	12,366	31,474	(327,998)	(2,487)	(286,645)
Managed Futures Strategy Fund (consolidated)	—	(10,869,545)	(39,562,829)	—	(50,432,374)

The tax character of distributions paid during the fiscal years or periods ended August 31, 2014 and August 31, 2013, was as follows:

	Year Ended August 31, 2014			Year Ended August 31, 2013
Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Capital Gains	Distributions Paid from Return of Capital	Distributions Paid from Ordinary Income*		Distributions Paid from Long-Term Gains	Distributions Paid from Return of Capital
U.S. Dollar Bullish Fund[1]	$—	$—	$—	$—		$—	$—
Brazilian Real Strategy Fund	—	—	—	—		—	—
Chinese Yuan Strategy Fund	5,291,580	3,441,396	—	—		1,872,010	—
Commodity Currency Strategy Fund	—	—	—	—		—	—
Emerging Currency Strategy Fund	—	—	—	—		—	—
Indian Rupee Strategy Fund	—	—	—	—		—	—
Asia Local Debt Fund	4,485,012	—	1,535,988	14,382,012		672,076	—
Australia & New Zealand Debt Fund	498,625	—	91,575	1,246,070		—	331,926
U.S. Aggregate Bond Negative Duration Fund[1]	71,000	—	—	—		—	—
U.S. Aggregate Bond Zero Duration Fund[1]	72,500	—	—	—		—	—
Floating Rate Treasury Fund[2]	—	—	—	—		—	—
High Yield Bond Negative Duration Fund[1]	124,501	—	—	—		—	—
High Yield Bond Zero Duration Fund[1]	156,001	—	—	—		—	—
Emerging Markets Corporate Bond Fund	5,545,111	483,589	—	4,619,285		—	—
Emerging Markets Local Debt Fund	23,094,940	3,699,089	12,306,564	66,365,460		1,563,795	—
Euro Debt Fund	92,562	2,226	—	101,434		—	—
Japan Interest Rate Strategy Fund (consolidated)[1]	—	—	—	—		—	—
Strategic Corporate Bond Fund	337,921	18,392	—	186,002	[3]	—	—
Global Real Return Fund (consolidated)	74,361	13,901	—	76,709		—	—
Managed Futures Strategy Fund (consolidated)	—	—	—	—		—	—
*	Includes short-term capital gains if any.

[1]	For the period December 18, 2013 (commencement of operations) through August 31, 2014.

[2]	For the period February 4, 2014 (commencement of operations) through August 31, 2014.

[3]	For the period January 31, 2013 (commencement of operations) through August 31, 2013.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	117

Notes to Financial Statements (continued)

At August 31, 2014, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains through the years indicated. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term Post-Effective* No Expiration	Long-Term Post-Effective* No Expiration	Capital Loss Available Total
U.S. Dollar Bullish Fund	$—	$—	$—
Brazilian Real Strategy Fund	26,544,252	39,857,821	66,402,073
Chinese Yuan Strategy Fund	—	—	—
Commodity Currency Strategy Fund	2,642,867	3,359,123	6,001,990
Emerging Currency Strategy Fund	22,512,808	13,064,517	35,577,325
Indian Rupee Strategy Fund	2,179,345	—	2,179,345
Asia Local Debt Fund	3,166,136	—	3,166,136
Australia & New Zealand Debt Fund	1,382,670	2,010,402	3,393,072
U.S. Aggregate Bond Negative Duration Fund	202,893	359,827	562,720
U.S. Aggregate Bond Zero Duration Fund	45,929	123,473	169,402
Floating Rate Treasury Fund	401	—	401
High Yield Bond Negative Duration Fund	157,000	245,877	402,877
High Yield Bond Zero Duration Fund	—	10,710	10,710
Emerging Markets Corporate Bond Fund	293,378	—	293,378
Emerging Markets Local Debt Fund	9,184,750	—	9,184,750
Euro Debt Fund	—	—	—
Japan Interest Rate Strategy Fund (consolidated)	—	—	—
Strategic Corporate Bond Fund	29,502	15,476	44,978
Global Real Return Fund (consolidated)	—	—	—
Managed Futures Strategy Fund (consolidated)	4,352,399	6,517,146	10,869,545
*	Under the recently enacted Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The character of these losses is noted above.

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

During the fiscal year or period ended August 31, 2014, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Late Year Ordinary Loss	Short-Term Post-October Capital Losses	Long-Term Post-October Capital Losses
U.S. Dollar Bullish Fund[1]	$—	$—	$—
Brazilian Real Strategy Fund	582,500	11,921,432	17,861,388
Chinese Yuan Strategy Fund	—	—	—
Commodity Currency Strategy Fund	43,242	237,505	134,450
Emerging Currency Strategy Fund	456,856	835,420	—
Indian Rupee Strategy Fund	79,831	—	—
Asia Local Debt Fund	—	484,175	1,228,287
Australia & New Zealand Debt Fund	—	6,247	34,133
U.S. Aggregate Bond Negative Duration Fund[1]	—	—	—
U.S. Aggregate Bond Zero Duration Fund[1]	—	—	—
Floating Rate Treasury Fund[2]	—	—	—
High Yield Bond Negative Duration Fund[1]	—	—	—
High Yield Bond Zero Duration Fund[1]	—	—	—
Emerging Markets Corporate Bond Fund	—	684,208	1,610,474
Emerging Markets Local Debt Fund	—	—	1,976,556
Euro Debt Fund	—	—	—
Japan Interest Rate Strategy Fund (consolidated)[1]	8,589	—	—

118	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Fund	Late Year Ordinary Loss	Short-Term Post-October Capital Losses	Long-Term Post-October Capital Losses
Strategic Corporate Bond Fund	$—	$113,502	$—
Global Real Return Fund (consolidated)	—	—	—
Managed Futures Strategy Fund (consolidated)	—	—	—
[1]	For the period December 18, 2013 (commencement of operations) through August 31, 2014.

[2]	For the period February 4, 2014 (commencement of operations) through August 31, 2014.

During the fiscal year or period ended August 31, 2014, the following Funds utilized capital loss carryforwards of the noted amounts to offset realized gains.

Fund	Utilized Capital Loss Carryforward
U.S. Dollar Bullish Fund	$—
Brazilian Real Strategy Fund	—
Chinese Yuan Strategy Fund	—
Commodity Currency Strategy Fund	—
Emerging Currency Strategy Fund	—
Indian Rupee Strategy Fund	1,677,273
Asia Local Debt Fund	—
Australia & New Zealand Debt Fund	—
U.S. Aggregate Bond Negative Duration Fund	—
U.S. Aggregate Bond Zero Duration Fund	—
Floating Rate Treasury Fund	—
High Yield Bond Negative Duration Fund	—
High Yield Bond Zero Duration Fund	—
Emerging Markets Corporate Bond Fund	—
Emerging Markets Local Debt Fund	—
Euro Debt Fund	—
Japan Interest Rate Strategy Fund (consolidated)	—
Strategic Corporate Bond Fund	—
Global Real Return Fund (consolidated)	—
Managed Futures Strategy Fund (consolidated)	1,236,443

At August 31, 2014, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
U.S. Dollar Bullish Fund	$151,579	$(151,579)	$—
Brazilian Real Strategy Fund	284,790	336,527	(621,317)
Chinese Yuan Strategy Fund	217,928	(648,750)	430,822
Commodity Currency Strategy Fund	97,083	—	(97,083)
Emerging Currency Strategy Fund	1,250,935	(3,109)	(1,247,826)
Indian Rupee Strategy Fund	106,639	—	(106,639)
Asia Local Debt Fund	(6,712,973)	17,569,620	(10,856,647)
Australia & New Zealand Debt Fund	(673,626)	2,257,071	(1,583,445)
U.S. Aggregate Bond Negative Duration Fund	8,230	(37,862)	29,632
U.S. Aggregate Bond Zero Duration Fund	6,711	(36,272)	29,561
Floating Rate Treasury Fund	915	—	(915)
High Yield Bond Negative Duration Fund	—	—	—
High Yield Bond Zero Duration Fund	—	—	—
Emerging Markets Corporate Bond Fund	(1)	471,630	(471,629)
Emerging Markets Local Debt Fund	(33,337,235)	143,484,851	(110,147,616)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	119

Notes to Financial Statements (concluded)

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Euro Debt Fund	$15,755	$(15,725)	$(30)
Japan Interest Rate Strategy Fund (consolidated)	7,767	57,530	(65,297)
Strategic Corporate Bond Fund	45,779	(45,779)	—
Global Real Return Fund (consolidated)	(85,317)	129,237	(43,920)
Managed Futures Strategy Fund (consolidated)	339,799	(732,810)	393,011

These differences are primarily due to the calculation of currency gains/losses, realized book income from wholly owned foreign subsidiaries, treatment of swap income, the realization for tax purposes of gain/(loss) on certain derivative instruments, redemptions-in-kind, redesignation of dividends, the utilization of earnings and profits distributed to shareholders on redemption of shares, foreign capital gains tax, paydowns, net operating losses, and net operating loss offsets.

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. As of and during the fiscal year or period ended August 31, 2014, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Generally, each of the tax years in the four-year period ended August 31, 2014, remains subject to examination by taxing authorities.

7. OTHER AFFILIATED PARTIES AND TRANSACTIONS

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated funds during the fiscal year ended August 31, 2014 are as follows:

Fund	Value at 8/31/2013	Purchases/ Additions	Sales/ Reductions	Value at 8/31/2014	Dividend Income
Global Real Return Fund (consolidated)
WisdomTree Emerging Markets Equity Income Fund	$—	$52,790	$26,086	$26,365	$647
WisdomTree Equity Income Fund	—	262,943	59,645	234,351	6,663
WisdomTree Global Natural Resources Fund	—	195,074	32,219	167,248	3,551
Total	$—	$510,807	$117,950	$427,964	$10,861

8. RECENT ACCOUNTING PRONOUNCEMENT

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Trust’s financial statement disclosures.

9. ADDITIONAL INFORMATION

In September 2013, the Funds entered into agreements to change transfer agency, custody, fund accounting, fund administration and securities lending services from Bank of New York Mellon to State Street Bank and Trust Company, effective April 1, 2014.

120	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of WisdomTree Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of WisdomTree Bloomberg U.S. Dollar Bullish Fund, WisdomTree Brazilian Real Strategy Fund (formerly, WisdomTree Brazilian Real Fund), WisdomTree Chinese Yuan Strategy Fund (formerly, WisdomTree Chinese Yuan Fund), WisdomTree Commodity Currency Strategy Fund (formerly WisdomTree Commodity Currency Fund), WisdomTree Emerging Currency Strategy Fund (formerly, WisdomTree Emerging Currency Fund), WisdomTree Indian Rupee Strategy Fund (formerly, WisdomTree Indian Rupee Fund), WisdomTree Asia Local Debt Fund, WisdomTree Australia & New Zealand Debt Fund, WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund, WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund, WisdomTree Bloomberg Floating Rate Treasury Fund, WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund, WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund, WisdomTree Emerging Markets Corporate Bond Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Euro Debt Fund, WisdomTree Japan Interest Rate Strategy Fund (consolidated), WisdomTree Strategic Corporate Bond Fund (formerly, WisdomTree Global Corporate Bond Fund), WisdomTree Global Real Return Fund (consolidated) and WisdomTree Managed Futures Strategy Fund (consolidated) (twenty of the investment funds constituting the WisdomTree Trust (the “Trust”)) as of August 31, 2014, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WisdomTree Bloomberg U.S. Dollar Bullish Fund, WisdomTree Brazilian Real Strategy Fund (formerly, WisdomTree Brazilian Real Fund), WisdomTree Chinese Yuan Strategy Fund (formerly, WisdomTree Chinese Yuan Fund), WisdomTree Commodity Currency Strategy Fund (formerly, WisdomTree Commodity Currency Fund), WisdomTree Emerging Currency Strategy Fund (formerly, WisdomTree Emerging Currency Fund), WisdomTree Indian Rupee Strategy Fund (formerly, WisdomTree Indian Rupee Fund), WisdomTree Asia Local Debt Fund, WisdomTree Australia & New Zealand Debt Fund, WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund, WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund, WisdomTree Bloomberg Floating Rate Treasury Fund, WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund, WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund, WisdomTree Emerging Markets Corporate Bond Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Euro Debt Fund, WisdomTree Japan Interest Rate Strategy Fund (consolidated), WisdomTree Strategic Corporate Bond Fund (formerly, WisdomTree Global Corporate Bond Fund), WisdomTree Global Real Return Fund (consolidated) and WisdomTree Managed Futures Strategy Fund (consolidated) of WisdomTree Trust at August 31, 2014, the results of their operations, the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 29, 2014

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	121

Approval of Sub-Advisory Agreement (unaudited)

Approval of Investment Sub-Advisory Agreement with respect to the WisdomTree Brazilian Real Strategy Fund

At a meeting held on June 12, 2013 (the “Meeting”), the Board of Trustees (the “Board”) of the Trust, including those trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), unanimously approved the appointment of Western Asset Management Company, Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. in Singapore (together, “WAMCO”) to serve as sub-advisers to the Brazilian Real Strategy Fund (the “Brazil Fund”). WAMCO replaced Mellon Capital Management Corporation (“MCM”) as the sub-adviser to the Brazil Fund.

At the Meeting, the Board considered the approval of the investment sub-advisory agreement (the “Agreement”) between WTAM and WAMCO with respect to the Brazil Fund pursuant to which WAMCO will coordinate the investment and reinvestment of Fund assets. The Agreement replaced the prior amended and restated investment sub-advisory agreement between WTAM and MCM, dated January 1, 2013, with respect to the Brazil Fund, which was terminated as of the close of business on June 26, 2014. The Board determined that the change in sub-adviser was in the best interests of Fund shareholders due to, among other matters, the factors set forth below.

In considering whether to approve the Agreement, the Board considered and discussed information and analysis provided by WTAM. The Board was assisted in its review by independent legal counsel. In considering the approval of the Agreement, the Board considered all factors that it deemed to be relevant, including those discussed below. The Board did not identify any particular factor as controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services to be Provided

The Board considered the nature, extent and quality of the services to be provided by WAMCO, recognizing WAMCO’s operational capabilities and resources. The Board considered WAMCO’s organization, history and reputation and the qualifications of its personnel, as well as its expertise in providing portfolio management services to other similar investment portfolios. The Board also considered WTAM’s favorable assessment of the nature and quality of the investment sub-advisory services expected to be provided to the Brazil Fund by WAMCO and WTAM’s recommendation to engage WAMCO.

Investment Performance of WAMCO

Because WAMCO was a newly-appointed investment sub-adviser for the Brazil Fund, the Board could not consider WAMCO’s investment performance in managing the Brazil Fund’s portfolio as a factor in evaluating the Agreement during the Meeting. The Board discussed the portfolio management personnel and the investment strategies to be employed in management of the Brazil Fund’s assets.

Costs of Services to be Provided, Profitability and Economies of Scale

The Board considered the proposed fees to be paid under the Agreement, noting that the fees would be paid by WTAM, and not the Fund, and thus would not impact the fees paid by the Fund. The Board concluded that the proposed fees payable to WAMCO by WTAM were reasonable and appropriate. The Board recognized that, because WAMCO’s fee would be paid by WTAM, and not the Fund, an analysis of profitability and economies of scale was more appropriate in the context of the Board’s consideration of the investment advisory agreement between the Trust and WTAM. Accordingly, the Board did not consider WAMCO’s profitability to be relevant to its deliberations with respect to approval of the Agreement. The Board considered potential benefits to WAMCO from acting as investment sub-adviser to the Brazil Fund.

Conclusion

After consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, determined that the approval of the Agreement was in the best interests of the Brazil Fund and approved the Agreement for the Brazil Fund.

122	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Trustees and Officers Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by WTAM and other service providers. The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 245 Park Avenue, 35th Floor, New York, NY 10167.

Independent Trustees

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years
David G. Chrencik* (1948)	Trustee, 2014- present	Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) since 2010; Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	69	Trustee, Vericimetry Funds

Joel Goldberg** (1945)	Trustee, 2012- present	Attorney, Of Counsel/Partner at Stroock & Stroock & Lavan LLP, 2010 to present; Attorney, Partner at Willkie Farr & Gallagher LLP, 2006 to 2010.	69	None

Melinda A. Raso Kirstein (1955)	Trustee, 2014- present	Retired, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	69	Associate Alumnae of Douglass College, Member of Investment Committee

Toni Massaro*** (1955)	Trustee, 2006- present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean at the Rogers College of Law from 1999 to 2009; Regents’ Professor at the Rogers College of Law since 1990.	69	None

Victor Ugolyn (1947)	Trustee, 2006- present; Chairman of the Board of Trustees, 2006- present	Private Investor, 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	69	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame

+	As of August 31, 2014.

*	Chair of the Audit Committee.

**	Chair of the Contracts Review Committee.

***	Chair of the Governance and Nominating Committee.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	123

Trustees and Officers Information (unaudited) (concluded)

Interested Trustee and Officers

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years
Jonathan Steinberg**** (1964)	Trustee, 2005- present President, 2005- present	President, WisdomTree Trust since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.; Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.	69	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.

David Castano**** (1971)	Treasurer, 2013- present	Director of Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2011; Vice President of Legg Mason & Co. and served as Treasurer from 2010 to 2011 and Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co.; Assistant Treasurer of Lord Abbett mutual funds from 2004 to 2006.	69	None

Ryan Louvar**** (1972)	Secretary and Chief Legal Officer, 2013- present	General Counsel, WisdomTree Asset Management, Inc. since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	69	None

Sarah English**** (1977)	Assistant Secretary, 2013- present	Investment Management Counsel, WisdomTree Asset Management, Inc. since 2010 (includes prior positions at WisdomTree Asset Management, Inc.); Attorney, NYFIX, Inc. from 2006 to 2009.	69	None

Terry Jane Feld**** (1960)	Chief Compliance Officer, 2012- present	Chief Compliance Officer, WisdomTree Asset Management, Inc. since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011; Senior Compliance Officer, TIAA-CREF, 2007 to 2010; Vice President/NASD-SEC Compliance, Mutual of America Life Insurance Co., 2004 to 2007.	69	None

+	As of August 31, 2014.

****	Elected by and serves at the pleasure of the Board.

124	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds fiscal year or period ended August 31, 2014, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2015.

The Funds designate the following amount of ordinary income distributions paid during the fiscal year or period ended August 31, 2014 from qualified short-term gains and qualified interest income:

Fund	Qualified Short- Term Gains	Qualified Interest Income
U.S. Dollar Bullish Fund	0.00%	0.00%
Brazilian Real Strategy Fund	0.00%	0.00%
Chinese Yuan Strategy Fund	100.00%	2.41%
Commodity Currency Strategy Fund	0.00%	0.00%
Emerging Currency Strategy Fund	0.00%	0.00%
Indian Rupee Strategy Fund	0.00%	0.00%
Asia Local Debt Fund	0.00%	0.13%
Australia & New Zealand Debt Fund	0.00%	0.00%
U.S. Aggregate Bond Negative Duration Fund	0.00%	96.47%
U.S. Aggregate Bond Zero Duration Fund	0.00%	85.83%
Floating Rate Treasury Fund	0.00%	0.00%
High Yield Bond Negative Duration Fund	0.00%	77.99%
High Yield Bond Zero Duration Fund	0.00%	78.67%
Emerging Markets Corporate Bond Fund	0.00%	2.89%
Emerging Markets Local Debt Fund	0.00%	0.00%
Euro Debt Fund	0.00%	0.00%
Japan Interest Rate Strategy Fund (consolidated)	0.00%	0.00%
Strategic Corporate Bond Fund	0.00%	45.01%
Global Real Return Fund (consolidated)	0.00%	12.61%
Managed Futures Strategy Fund (consolidated)	0.00%	0.00%

The Funds intend to elect to pass through to shareholders the credit for taxes paid during the fiscal year or period ended August 31, 2014, to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
U.S. Dollar Bullish Fund	$—	$—
Brazilian Real Strategy Fund	—	—
Chinese Yuan Strategy Fund	—	—
Commodity Currency Strategy Fund	—	—
Emerging Currency Strategy Fund	—	—
Indian Rupee Strategy Fund	—	—
Asia Local Debt Fund	13,043,390	439,801
Australia & New Zealand Debt Fund	—	—
U.S. Aggregate Bond Negative Duration Fund	—	—
U.S. Aggregate Bond Zero Duration Fund	—	—
Floating Rate Treasury Fund	—	—
High Yield Bond Negative Duration Fund	—	—
High Yield Bond Zero Duration Fund	—	—
Emerging Markets Corporate Bond Fund	—	—
Emerging Markets Local Debt Fund	55,303,410	978,151
Euro Debt Fund	—	—
Japan Interest Rate Strategy Fund (consolidated)	—	—
Strategic Corporate Bond Fund	—	—
Global Real Return Fund (consolidated)	—	—
Managed Futures Strategy Fund (consolidated)	—	—

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	125

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com

126	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

The WisdomTree Family of Funds

The following is a list of WisdomTree Funds being offered, along with their respective ticker symbols, as of August 31, 2014:

WisdomTree Domestic Earnings and Dividend Funds

WisdomTree Dividend ex-Financials Fund (DTN)

WisdomTree Earnings 500 Fund (EPS)

WisdomTree Equity Income Fund (DHS)

WisdomTree LargeCap Dividend Fund (DLN)

WisdomTree LargeCap Value Fund (EZY)

WisdomTree MidCap Dividend Fund (DON)

WisdomTree MidCap Earnings Fund (EZM)

WisdomTree SmallCap Dividend Fund (DES)

WisdomTree SmallCap Earnings Fund (EES)

WisdomTree Total Dividend Fund (DTD)

WisdomTree Total Earnings Fund (EXT)

WisdomTree U.S. Dividend Growth Fund (DGRW)

WisdomTree U.S. SmallCap Dividend Growth Fund (DGRS)

WisdomTree Developed World ex-U.S. and Hedged Equity Funds

WisdomTree Australia Dividend Fund (AUSE)

WisdomTree DEFA Equity Income Fund (DTH)

WisdomTree DEFA Fund (DWM)

WisdomTree Europe Dividend Growth Fund (EUDG)

WisdomTree Europe Hedged Equity Fund (HEDJ)

WisdomTree Europe SmallCap Dividend Fund (DFE)

WisdomTree Germany Hedged Equity Fund (DXGE)

WisdomTree International Dividend ex-Financials Fund (DOO)

WisdomTree International Hedged Dividend Growth Fund (IHDG)

WisdomTree International LargeCap Dividend Fund (DOL)

WisdomTree International MidCap Dividend Fund (DIM)

WisdomTree International SmallCap Dividend Fund (DLS)

WisdomTree Japan Hedged Capital Goods Fund (DXJC)

WisdomTree Japan Hedged Equity Fund (DXJ)

WisdomTree Japan Hedged Financials Fund (DXJF)

WisdomTree Japan Hedged Health Care Fund (DXJH)

WisdomTree Japan Hedged Real Estate Fund (DXJR)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

WisdomTree Japan Hedged Tech, Media and Telecom Fund (DXJT)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

WisdomTree Korea Hedged Equity Fund (DXKW)

WisdomTree United Kingdom Hedged Equity Fund (DXPS)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

WisdomTree China Dividend ex-Financials Fund (CHXF)

WisdomTree Commodity Country Equity Fund (CCXE)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

WisdomTree Emerging Markets Dividend Growth Fund (DGRE)

WisdomTree Emerging Markets Equity Income Fund (DEM)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

WisdomTree Global Equity Income Fund (DEW)

WisdomTree Global ex-U.S. Dividend Growth Fund (DNL)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

WisdomTree Global ex-U.S. Utilities Fund (DBU)

WisdomTree Global Natural Resources Fund (GNAT)

WisdomTree India Earnings Fund (EPI)

WisdomTree Middle East Dividend Fund (GULF)

WisdomTree Currency Strategy Funds

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

WisdomTree Brazilian Real Strategy Fund (BZF)

WisdomTree Chinese Yuan Strategy Fund (CYB)

WisdomTree Commodity Currency Strategy Fund (CCX)

WisdomTree Emerging Currency Strategy Fund (CEW)

WisdomTree Indian Rupee Strategy Fund (ICN)

WisdomTree Fixed Income Funds

WisdomTree Asia Local Debt Fund (ALD)

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (AGND)

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (AGZD)

WisdomTree Bloomberg Floating Rate Treasury Fund (USFR)

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (HYND)

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (HYZD)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Euro Debt Fund (EU)

WisdomTree Japan Interest Rate Strategy Fund (JGBB)

WisdomTree Strategic Corporate Bond Fund (CRDT)

WisdomTree Alternative Funds

WisdomTree Global Real Return Fund (RRF)

WisdomTree Managed Futures Strategy Fund (WDTI)

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with ALPS Distributors, Inc., the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus, containing this and other information, is available at www.wisdomtree.com, or by calling 1-866-909-WISE (9473). Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal. Past performance does not guarantee future results. Indexes are unmanaged and you cannot invest directly in an index.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Inflation protected securities do not eliminate risks associated with inflation or deflation. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers.

Fixed income investments are subject to interest rate risk; their value will normally decline as interest rates rise. In addition when interest rates fall income may decline. Fixed income investments are also subject to credit risk, the risk that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. One of the risks associated with the Managed Futures Strategy Fund (WDTI) and the Global Real Return Fund (RRF) is the complexity of the different factors which contribute to each Fund’s performance, as well as their correlation (or non-correlation) to other asset classes. These factors include use of long and short positions in commodity futures contracts, currency forward contracts, swaps and other derivatives. An investment in WDTI is speculative and involves a substantial degree of risk. WDTI should not be used as a proxy for taking long only (or short only) positions in commodities or currencies. In markets without sustained price trends or markets that quickly reverse or “whipsaw” WDTI may suffer significant losses. Unlike typical exchange-traded funds, there are no indexes that the Currency Funds, Fixed Income Funds, WDTI or RRF attempt to track or replicate. Thus, the ability of these Funds to achieve their objectives will depend on the effectiveness of the portfolio manager. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only in large amounts of 50,000 shares or more.

WisdomTree Trust

245 Park Avenue, 35th Floor

New York, NY 10167

Currency Strategy Funds

WisdomTree Bloomberg U.S. Dollar Bullish Fund

WisdomTree Brazilian Real Strategy Fund

(formerly, WisdomTree Brazilian Real Fund)

WisdomTree Chinese Yuan Strategy Fund

(formerly, WisdomTree Chinese Yuan Fund)

WisdomTree Commodity Currency Strategy Fund

(formerly, WisdomTree Commodity Currency Fund)

WisdomTree Emerging Currency Strategy Fund

(formerly, WisdomTree Emerging Currency Fund)

WisdomTree Indian Rupee Strategy Fund

(formerly, WisdomTree Indian Rupee Fund)

Fixed Income Funds

WisdomTree Asia Local Debt Fund

WisdomTree Australia & New Zealand Debt Fund

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund

WisdomTree Bloomberg Floating Rate Treasury Fund

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund

WisdomTree Emerging Markets Corporate Bond Fund

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Euro Debt Fund

WisdomTree Japan Interest Rate Strategy Fund

WisdomTree Strategic Corporate Bond Fund

(formerly, WisdomTree Global Corporate Bond Fund)

Alternative Funds

WisdomTree Global Real Return Fund

WisdomTree Managed Futures Strategy Fund

WisdomTree Fund shares are distributed by ALPS Distributors, Inc.

WIS006951 10/2015

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	The code of ethics is attached hereto as exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is David Chrencik, who is an independent Trustee of the Trust, as that term is defined under Item 3(a) (2).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $459,721 for 2014 and $298,677 for 2013.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $197,500 for 2014 and $0 for 2013.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $143,350 for 2014 and $133,200 for 2013.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c) (7) (A), the Registrant’s audit committee charter provides that the audit committee shall select and approve in advance the retention of independent accountants to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve prior to appointment the engagement of the principal accountant to provide other audit services to the Registrant or to provide non-audit services to the Registrant, its investment adviser, or any entity controlling, controlled by, or under common control with its investment adviser (“adviser/affiliate”) that provides ongoing services to the Registrant, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the Registrant. The audit committee must also, prior to appointment of the engagement of the principal accountant, review and approve the fees proposed to be charged to the Registrant by the auditors for each audit and non-audit service. The audit committee must also consider whether non-audit services provided by the Registrant’s principal accountant to the Registrant’s investment adviser, or adviser/affiliate that provides ongoing services to the Trust are compatible with maintaining the auditor’s independence.

(e)(2)	The Registrant’s Audit committee has approved 100% of services described in each of Items 4(b) through (d) pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was [0%].

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $143,350 for 2014 and $173,200 for 2013.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

The Registrant is an issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a) (58)A of the Exchange Act. The Registrant’s audit committee members are David Chrencik, Melinda Raso Kirstein and Victor Ugolyn.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	WisdomTree Trust

By (Signature and Title)	/s/ Jonathan L. Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: November 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jonathan L. Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: November 10, 2014

By (Signature and Title)	/s/ David Castano
David Castano, Treasurer
(principal financial officer)

Date: November 10, 2014